UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

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☒	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to §240.14a-12

QUADRAMED CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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NOTICE OF ANNUAL MEETING AND PROXY STATEMENT

QUADRAMED CORPORATION

12110 SUNSET HILLS ROAD

RESTON, VIRGINIA 20190

NOTICE OF 2009 ANNUAL MEETING OF STOCKHOLDERS

AND PROXY STATEMENT

TO BE HELD JUNE 4, 2009

To the Stockholders of QuadraMed Corporation:

NOTICE IS HEREBY GIVEN that QuadraMed Corporation’s 2009 Annual Meeting of Stockholders will be held at 9:00 AM on Thursday, June 4, 2009, at our corporate headquarters located at 12110 Sunset Hills Road, Suite 600, Reston, Virginia 20190.

At the meeting, we will ask stockholders to:

1.	Elect six Directors for a term of one year;

2.	Approve and ratify the adoption of the QuadraMed Corporation 2009 Stock Compensation Plan;

3.	Approve and ratify the adoption of the QuadraMed Corporation 2008 Employee Stock Purchase Plan;

4.	Approve BDO Seidman, LLP as QuadraMed’s Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2009; and

5.	Consider any other matters that properly come before the meeting.

We plan to hold a brief business meeting focused on these items, and we will attend to any other proper business that may arise. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF PROPOSALS 1, 2, 3 and 4. These proposals are further described in the proxy statement.

Also enclosed is QuadraMed’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008. This proxy statement, a form of proxy and QuadraMed’s Annual Report on Form 10-K for the year ended December 31, 2008 are available at our website http://www.quadramed.com by clicking on “Investors,” then “Annual Meeting Materials.”

At the meeting, there will be a brief presentation on QuadraMed’s operations, and we will offer time for your comments and questions.

Only QuadraMed stockholders of record as of the close of business on April 22, 2009 are entitled to notice of, and to vote at, the meeting and any adjournment of it. A quorum is a majority of QuadraMed’s outstanding shares of common stock. For 10 days prior to the annual meeting, a list of stockholders entitled to vote will be available for inspection at QuadraMed’s headquarters located at 12110 Sunset Hills Road, Suite 600, Reston, Virginia 20190.

YOUR VOTE IS IMPORTANT. WE URGE YOU TO COMPLETE, DATE, AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE. YOUR PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE TIME IT IS VOTED AT THE 2009 ANNUAL MEETING.

By order of the Board of Directors,

Robert L. Pevenstein Chairman of the Board

PROXY STATEMENT FOR

2009 ANNUAL MEETING OF STOCKHOLDERS OF

QUADRAMED CORPORATION TO BE HELD ON

JUNE 4, 2009

GENERAL INFORMATION ABOUT QUADRAMED’S ANNUAL MEETING

QuadraMed Corporation (“QuadraMed” or the “Company”) intends to mail this proxy statement and accompanying proxy card to all stockholders entitled to vote at the annual meeting, on or about May 5, 2009.

WHEN AND WHERE IS THE ANNUAL MEETING?

The annual meeting will be held on Thursday, June 4, 2009, at 9:00 AM at the Company’s headquarters in Reston, Virginia. Directions to the meeting are at the back of this proxy statement.

WHO IS ENTITLED TO VOTE AT THE ANNUAL MEETING?

Anyone who owns of record QuadraMed common stock as of the close of business on April 22, 2009 is entitled to one vote per share owned. There were 8,296,219 shares of common stock outstanding on that date, in addition to 1,163,854 treasury shares. Treasury shares are not considered to be outstanding and therefore will not be voted nor will they be counted for the determination of a quorum.

Under the terms of QuadraMed’s Fourth Amended and Restated Certificate of Incorporation, the holders of the Company’s Series A Cumulative Mandatory Convertible Preferred Stock (“Series A Preferred Stock”) do not have voting rights for any of the proposals contained in this proxy statement. As of April 22, 2009, there were 4,000,000 shares of Series A Preferred Stock outstanding.

WHO IS SOLICITING MY PROXY TO VOTE MY SHARES AND WHEN?

QuadraMed’s Board of Directors (the “Board”) is soliciting your “proxy,” or your authorization for our representatives to vote your shares. Your proxy will be effective for the June  4, 2009 meeting and at any adjournment or continuation of that meeting.

WHO IS PAYING FOR AND WHAT IS THE COST OF SOLICITING PROXIES?

QuadraMed is bearing the entire cost of soliciting proxies. Proxies will be solicited principally through the mail, but may also be solicited personally or by telephone, e-mail, facsimile, or special letter by QuadraMed’s Directors, officers, and regular employees for no additional compensation. To assist in the solicitation of proxies and the distribution and collection of proxy materials, QuadraMed has engaged Georgeson Shareholder Inc., a proxy solicitation firm, for an estimated fee of $7,500. QuadraMed will reimburse banks, brokerage firms, and other custodians, nominees, and fiduciaries for reasonable expenses incurred by them in sending proxy materials to their customers or principals who are the beneficial owners of shares of QuadraMed common stock.

WHAT ARE THE REQUIREMENTS FOR BUSINESS TO BE CONDUCTED AT THE ANNUAL MEETING?

For business to be conducted at the meeting, a quorum constituting a majority of the shares of the Company’s common stock issued, outstanding and entitled to vote must be in attendance or represented by proxy. As Series A Preferred Stock is not entitled to vote on any proposal at the meeting, shares of Series A Preferred Stock do not count towards a quorum.

WHERE DO I FIND THE RESULTS OF VOTING AT THE ANNUAL MEETING?

Preliminary voting results will be announced at the annual meeting. Final voting results will be published in a Current Report on Form 8-K following the annual meeting. The report will be filed with the Securities and Exchange Commission (“SEC”) on or about June 10, 2009, and you may receive a copy by contacting QuadraMed Investor Relations at 703-709-2300, or the SEC at 800-SEC-0330 for the location of its nearest public reference room. You may also access a copy on the Internet at http://www.quadramed.com by clicking on “Investors,” then “SEC Filings” or through IDEA, the SEC’s electronic data system, at http://www.sec.gov. Our SEC filings are also available on the NASDAQ website at http://www.nasdaq.com.

PROPOSALS FOR STOCKHOLDER VOTE AND APPROVAL REQUIREMENTS

Management is presenting four proposals for a stockholder vote. Delaware law and QuadraMed’s Fourth Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws govern the vote on each proposal.

PROPOSAL 1. ELECTION OF DIRECTORS

The first proposal item to be voted on is the election of six Directors for a one-year term. The Board has nominated six people as Directors, each of whom is currently serving as a Director of QuadraMed.

You may find information about the nominees nominated by the Board, as well as information about our Board, its committees, compensation for Directors, and other related matters beginning on Page 7. The Board has received a stockholder proposal nominating an individual for election as a Director. This stockholder proposal did not meet the SEC requirements or deadline for inclusion in this proxy statement; however, such proposal may be presented at the annual meeting.

You may vote in favor of all the Board nominees, withhold your votes as to all Board nominees, or withhold your votes as to specific Board nominees.

Assuming a quorum, if the aforementioned stockholder nominee is properly nominated at the annual meeting, the number of Director nominees will exceed the number of Directors to be elected, and the Directors shall be elected by plurality vote. In such a case, the six nominees who receive the most votes by the shares represented in person or by proxy at the annual meeting and entitled to vote on the election of Directors will be elected to serve as Directors.

However, assuming a quorum, if the aforementioned stockholder nominee is not properly nominated at the annual meeting, the number of proper Director nominees will equal the number of Board seats, and each Director shall be elected by majority vote. In such a case, each Director shall be elected by the vote of the holders of a majority of the votes cast with respect to such Director by the shares represented in person or by proxy at the annual meeting and entitled to vote on the election of Directors. Further, with election by majority vote, all proxy card votes marked as “withheld” for all or specific Board nominees will be treated as votes against the election of the applicable Board nominee(s). In this situation, if an incumbent Director nominee fails to receive a majority of the votes cast for him and his successor is not otherwise elected and qualified, he shall offer to tender his resignation to the Board promptly following the certification of the election results. The Nominating and Governance Committee of the Board will recommend to the Board whether the Board should accept or reject the resignation or whether other action should be taken. The Nominating and Governance Committee may consider any factors or other information that it determines appropriate and relevant. The Board shall act on the tendered resignation, taking into account the Nominating and Governance Committee’s recommendation, and publicly disclose in an SEC filing its decision regarding the tendered resignation and the rationale behind the decision within 90 days from the date of the certification of the election results.

The Board of Directors unanimously recommends a vote FOR each of the six Board nominees for Director identified on the proxy card and in this proxy statement.

PROPOSAL 2. APPROVAL AND RATIFICATION OF THE ADOPTION OF THE QUADRAMED CORPORATION 2009 STOCK COMPENSATION PLAN

The second proposal item to be voted on is to approve and ratify the adoption of the QuadraMed Corporation 2009 Stock Compensation Plan.

You may find information about this proposal beginning on Page 47.

You may vote in favor of the proposal, vote against the proposal, or abstain from voting. Assuming a quorum, the proposal will pass if approved by a majority of the shares present in person or represented and entitled to vote on the matter. Abstentions will have the same effect as votes against the proposal and broker non-votes will have no effect on the outcome of the vote. A majority vote is also required to approve the proposal for purposes of Section 422(b) of the Internal Revenue Code of 1986, as amended.

The Board of Directors unanimously recommends a vote FOR the approval of the QuadraMed Corporation 2009 Stock Compensation Plan.

PROPOSAL 3. APPROVAL AND RATIFICATION OF THE ADOPTION OF THE QUADRAMED CORPORATION 2008 EMPLOYEE STOCK PURCHASE PLAN

The third proposal item to be voted on is to approve and ratify the adoption of the QuadraMed Corporation 2008 Employee Stock Purchase Plan.

You may find information about this proposal beginning on Page 54.

You may vote in favor of the proposal, vote against the proposal, or abstain from voting. Assuming a quorum, the proposal will pass if approved by a majority of the shares present in person or represented and entitled to vote on the matter. Abstentions will have the same effect as votes against the proposal and broker non-votes will have no effect on the outcome of the vote. A majority vote is also required to approve the proposal for purposes of Section 423 of the Internal Revenue Code of 1986, as amended.

The Board of Directors unanimously recommends a vote FOR the approval and ratification of the adoption of the QuadraMed Corporation 2008 Employee Stock Purchase Plan.

PROPOSAL 4. APPROVAL OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, BDO SEIDMAN, LLP

The fourth proposal item to be voted on is to approve BDO Seidman, LLP as QuadraMed’s Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2009.

You may find information about this proposal beginning on Page 57.

You may vote in favor of the proposal, vote against the proposal, or abstain from voting. Assuming a quorum, the proposal will pass if approved by a majority of the shares present in person or represented and entitled to vote on the matter. Abstentions will have the same effect as votes against the proposal.

The Board of Directors unanimously recommends a vote FOR the approval of BDO Seidman, LLP as QuadraMed’s Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2009.

OTHER MATTERS TO COME BEFORE THE ANNUAL MEETING

As noted above under the description for Proposal 1, the Board received a stockholder proposal nominating an individual for election as a Director. The Board is not aware of any other business to be presented for a vote of the stockholders at the annual meeting. If any other matters are properly presented for a vote, the people named as proxies will have discretionary authority, to the extent permitted by law, to vote on such matters according to their best judgment.

The chairman of the annual meeting may refuse to allow presentation of a proposal or nominee for the Board if the proposal or nominee was not properly submitted. The requirements for submitting proposals and nominations for this year’s meeting were substantially similar to those described in the section titled “Stockholder Director Nominations” in this proxy statement.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders To Be Held on June 4, 2009.

This proxy statement is available at http://www.quadramed.com. You may obtain a copy of this proxy statement, QuadraMed’s Annual Report on Form 10-K for the year ended December 31, 2008 and a form of proxy for QuadraMed’s 2009 Annual Meeting of Stockholders at our website http://www.quadramed.com by clicking on “Investors,” then “Annual Meeting Materials.”

VOTING AND PROXY PROCEDURE

HOW DO I VOTE?

You may vote in either of two ways:

1.	BY MAIL. Mark your voting instructions on, sign and date, the proxy card and then return it in the postage-paid envelope provided. If you mail your proxy card, we must receive it before the polls close at the end of the annual meeting.

If we receive your signed proxy card, but you do not give voting instructions, our representatives will vote your shares FOR Proposals 1, 2, 3, and 4. If any other matters arise during the meeting that require a vote, the individuals named as proxies below will exercise their discretion to the extent permitted by law.

2.	IN PERSON. Attend the annual meeting, or send a personal representative with an appropriate proxy, in order to vote.

HOW DO I REVOKE MY PROXY OR CHANGE MY VOTING INSTRUCTIONS?

You may revoke your proxy or change your voting instructions in three different ways:

1.	WRITE TO QUADRAMED’S CORPORATE SECRETARY, DAVID L. PIAZZA, AT 12110 SUNSET HILLS ROAD, SUITE 600, RESTON, VIRGINIA 20190.

Your letter should contain the name in which your shares are registered, your control number, the date of the proxy you wish to revoke or change, your new voting instructions, if applicable, and your signature. Mr. Piazza must receive your letter before the annual meeting begins.

2.	SUBMIT A NEW PROXY CARD BEARING A LATER DATE THAN THE ONE YOU WISH TO REVOKE. We must receive your new proxy card before the annual meeting begins.

3.	ATTEND THE ANNUAL MEETING AND VOTE IN PERSON (OR BY PERSONAL REPRESENTATIVE WITH AN APPROPRIATE PROXY).

HOW WILL PROXIES BE VOTED IF I GIVE MY AUTHORIZATION?

The Board of Directors has selected David L. Piazza and Edward B. Borris, and each of them, to act as proxies with full power of substitution.

With respect to the proposal regarding the election of Directors, stockholders may (a) vote in favor of all Board nominees, (b) withhold their votes as to all Board nominees, or (c) vote in favor of specific Board nominees and withhold their votes as to specific Board nominees by so indicating in the appropriate spaces on the enclosed proxy card. As noted above under the description for Proposal 1, if the election for Directors is determined by the vote of the holders of a majority of the votes cast with respect to each Director due to the aforementioned stockholder nominee not having been properly nominated at the annual meeting, all proxy card votes marked as “withheld” for all or specific Board nominees will be treated as votes against the election of the applicable Board nominee(s).

With respect to the proposals to approve and ratify the adoption of the QuadraMed Corporation 2009 Stock Compensation Plan, to approve and ratify the adoption of the QuadraMed Corporation 2008 Employee Stock Purchase Plan, and to approve the appointment of BDO Seidman, LLP as the Company’s independent registered public accounting firm for fiscal year 2009, stockholders may (i) vote “for,” (ii) vote “against” or (iii) abstain from voting as to each such matter.

All properly executed proxy cards delivered by stockholders and not revoked will be voted at the annual meeting in accordance with the directions given. IF NO SPECIFIC INSTRUCTIONS ARE GIVEN WITH REGARD TO THE MATTERS TO BE VOTED UPON, THE SHARES REPRESENTED BY A PROPERLY EXECUTED PROXY CARD WILL BE VOTED (i) “FOR” THE ELECTION OF ALL DIRECTOR NOMINEES OF THE BOARD, (ii) “FOR” THE APPROVAL AND RATIFICATION OF THE ADOPTION OF THE QUADRAMED CORPORATION 2009 STOCK COMPENSATION PLAN, (iii) “FOR” THE APPROVAL AND RATIFICATION OF THE ADOPTION OF THE QUADRAMED CORPORATION 2008 EMPLOYEE STOCK PURCHASE PLAN AND (iv) “FOR” THE APPOINTMENT OF BDO SEIDMAN, LLP AS QUADRAMED’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. Other than the aforementioned stockholder proposal nominating an individual for election as a Director, as noted in the section titled “Proposals for Stockholder Vote and Approval Requirements” in this proxy statement, management knows of no other matters that may come before the annual meeting for consideration by the stockholders. However, if any other matters properly come before the annual meeting, the persons named in the enclosed proxy card as proxies will vote upon such matters in accordance with their judgment to the extent permitted by law.

HOW WILL VOTES BE COUNTED?

The inspector of elections appointed by the Board for the annual meeting will calculate affirmative votes, negative votes, withheld votes, abstentions, and broker non-votes. Under Delaware law, shares represented by proxies that reflect abstentions or “broker non-votes” will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum.

A “broker non-vote” results on a matter when a broker or other “street” or nominee record holder returns a duly executed proxy but does not vote on such matter solely because the record holder does not have discretionary authority to vote on such matter and has not received voting instructions from the beneficial holder. Such record holders have discretionary authority to vote on routine matters, regardless of whether they have received voting instructions. Accordingly, no broker non-votes occur when voting on routine matters. However, Proposal 2 to approve and ratify the adoption of the QuadraMed Corporation 2009 Stock Compensation Plan and Proposal 3 to approve and ratify the adoption of the QuadraMed Corporation 2008 Employee Stock Purchase Plan are not considered routine. Proposals 2 and 3 are determined based on the vote of all shares present in person or represented and entitled to vote on the matter. Therefore, abstentions on Proposals 2 and 3 will have the same effect as votes “against” such proposal, and broker non-votes will have no effect.

WHAT IF MY SHARES ARE NOT REGISTERED IN MY NAME?

If you own your shares in “street name,” meaning that your broker is actually the record owner, you should contact your broker. There are certain instances in which brokers are prohibited from voting shares held for customers without specific voting instructions. When a broker does not have voting instructions and withholds its vote on one of these matters, it is called a “broker non-vote.” Broker non-votes count toward a quorum and can affect the outcome of certain proposals. See the paragraph above entitled “How Will Votes Be Counted?” for more information.

PROPOSAL ONE

AND BOARD INFORMATION

ELECTION OF DIRECTORS

The first agenda item to be voted on is the election of six Directors for one-year terms. The Board has nominated six people as Directors, each of whom is currently serving as a Director of QuadraMed. The Board unanimously recommends that you vote FOR all such nominees.

The Board of Directors consists of six directors whose current terms will expire at the annual meeting. Each of the six Board nominees has indicated his willingness to serve, if elected, but if any of the nominees should be unable or unwilling to serve, the Board may either reduce its size or choose to designate a substitute nominee. If the Board designates a substitute nominee, proxies that would have been cast for the original nominee will be cast for the substitute nominee unless instructions are given to the contrary.

The Company received a stockholder proposal nominating an individual for election to the Board. Pursuant to the nomination procedures described in the section titled “Stockholder Director Nominations” in this proxy statement, the Nominating and Governance Committee considered and evaluated the stockholder nominee, but decided not to include such nominee in the slate of directors presented to the stockholders for election at the annual meeting. As such stockholder proposal was received in a timely manner, pursuant to the Company’s Amended and Restated Bylaws, such stockholder proposal may be presented at the annual meeting. However, the stockholder’s proposal did not meet the deadline or requirements for inclusion in the proxy statement specified in SEC rules and the Company’s 2008 proxy materials (which explained how to raise a proposal for the 2009 annual meeting).

NOMINEES FOR DIRECTORS

Robert L. Pevenstein (62) has been a Director since September 2003 and our Chairman since January 2006. Mr. Pevenstein has served on the Board of Directors of Copper Mesa Mining Corporation, formerly Ascendant Copper Corporation, a mineral exploration and development company, since December 2004 and is currently its Chairman. In addition, Mr. Pevenstein has served on the Board of Directors of the University of Maryland Medical System (“UMMS”) since 2003 and is currently Chairman of the Financial Affairs and Audit Committees. UMMS includes the University of Maryland Medical Center, which is an academic teaching hospital, Shock Trauma and seven community hospitals. Mr. Pevenstein has served on the Board of Directors of EMIDA Corporation, a prepaid communications services company since October 2007. In 2008, Mr. Pevenstein completed a five-year term on the Board of Regents of the University System of Maryland, which includes thirteen higher education institutions. He founded Princeville Partners LLC, a mergers and acquisitions and business consulting group, in 1997 and has served as its President since its inception. He was the Senior Vice President and Chief Financial Officer of UNC Incorporated, a $1 billion publicly traded aviation services and manufacturing company that was sold in 1997 to General Electric Company, from 1987 to 1997. Mr. Pevenstein has more than 20 years of experience serving as a senior corporate financial executive and is a Certified Public Accountant with a Masters of Business Administration degree from Pepperdine University and Bachelor of Science degrees in Business Administration and Accounting from the University of Maryland.

Julian A.L. Allen (40) has been a Director since February 2008. He is the founder, managing member and sole owner of Spitfire Capital, LLC, a San Francisco-based investment advisor, and, since April 2007, has served as managing partner of The Spitfire Fund, L.P., an investor in neglected small capitalization public companies. From November 2004 to March 2007, Mr. Allen was a member of Cannell Capital LLC, a San Francisco hedge fund advisor. He was a private investor from April 2003 to October 2004. From June 2000 to March 2003, Mr. Allen served as a Managing Director of J.H. Whitney & Co., LLC, a private equity and alternative investment management firm where he focused on private equity investments in the financial services, business services, healthcare services and technology industries. Previously, Mr. Allen held various positions at Capital Z Partners, Patricof & Co. Ventures, Inc. and Wasserstein Perella & Co., Inc. Mr. Allen received a Master of Business Administration degree, with High Distinction, from Harvard Business School and a Bachelor of Arts degree from Cambridge University.

Lawrence P. English (68) has been a director since June 2000, was our Chairman from December 2000 to January 2005, and was our Chief Executive Officer from June 2000 to October 2005. In January 2009, he began service as Chief Executive Officer of CIFG Holding, Ltd., a mono line financial guaranty company. Mr. English is the founder of Lawrence P. English & Associates, a private turnaround and crisis management firm, and has served as its Chief Executive Officer since 1999. Mr. English is also the founder of Lawrence P. English, Inc., a private turn-around management firm, and has served as its Chief Executive Officer since 1999. He has served as a member of the Advisory Board of Levick Strategic Communications, a public relations firm, since March 2008 and an advisor to XFI Corporation, an enterprise CRM software company, since April 2008. Mr. English served as a Director of Curative Healthcare Corporation from May 2000 to June 2006. Prior to joining QuadraMed, Mr. English served as a Director of Dental Benefit Providers for three years. In May 1999, he began serving as a Director of Clarent Hospital Corporation, formerly Paracelsus Healthcare Corporation, and in February 2000, he became their non-executive Chairman; he resigned from their Board in September 2002. He was the Chairman and Chief Executive Officer of Aesthetics Medical Corporation Management, Inc., a physician practice management company for plastic surgeons, from July 1997 to January 1999. He was the President of CIGNA Healthcare, one of the largest HMO providers in the United States, from March 1992 until August 1996. Mr. English has been a prominent healthcare policy thought leader, and was a member of the Jackson Hole Group and a founder of the Alliance for Managed Care. Mr. English possesses a Bachelor of Arts degree from Rutgers University and a Masters of Business Administration degree from George Washington University and is a graduate of Harvard Business School’s Advanced Management Program.

William K. Jurika (69) has been a Director since April 2009. Mr. Jurika previously served as a non-employee Director on our Board from July 2003 through October 2005. Mr. Jurika joined the Board of Directors, and was elected Chairman, of QComm International, Inc., a prepaid communications services company, in April 2004. He served as Chairman until July 2007, when QComm was acquired by EMIDA Corporation, a prepaid communications services company. Mr. Jurika continues to serve on EMIDA’s Board of Directors. From November 2004 to June 2008, Mr. Jurika served on the Board of Directors of Ascendant Copper Corporation, now Copper Mesa Mining Corporation, a mineral exploration and development company, and as its Chairman from November 2004 to August 2007. In 2003, he founded Jurika, Mills & Keifer, LLC, an SEC registered investment advisory firm, where he has served as Chairman and Managing Member since February 2003. From 2001 to 2003, Mr. Jurika was a private investor. In 1981, Mr. Jurika co-founded Jurika & Voyles, Inc., an investment management firm, and served as its President and Chief Executive Officer from 1982 to 1997. Jurika & Voyles, Inc. grew to $7 billion in assets for private and institutional clients prior to its sale in 1997 to N’Vest, LP, an NYSE-listed limited partnership providing investment advice as the advising general partner of N’Vest Companies, L.P. (the operating partnership). He served as Chairman of Jurika & Voyles, LP, the entity formed by N’Vest to take over the Jurika & Voyles, Inc. assets, from 1997 to 2001. Prior to Jurika & Voyles, Inc., Mr. Jurika advised clients at Hambrecht and Quist, as well as EF Hutton and Francis I. Dupont & Co. Mr. Jurika received a Bachelor of Science Degree in Marketing from the University of Denver.

Robert W. Miller (67) has been a Director since May 2003. Currently, he is an Adjunct Professor of Law at Emory University School of Law and Editor-in-Chief of the Journal of Health and Life Sciences Law. Mr. Miller has served on the Nonprofit Board of Directors of Grady Memorial Hospital since March 2008 and on the Board of Directors of Sonic Innovations, Inc., a digital hearing aid manufacturer, since December 2006. He served as Director of Magellan Health Services, Inc., a behavioral managed care organization, from 1998 to 2004 and was its non-executive Chairman from 1998 to 2001. He was a partner in the law firm of King & Spalding from 1985 until his retirement in 1997. He has a Bachelor of Arts degree in History from the University of Georgia and earned an LL.B. from Yale Law School.

James E. Peebles (69) has been a Director since October 2004 and was named interim President and Chief Executive Officer in March 2009. In March 1987, Mr. Peebles co-founded MIDS, a healthcare technology firm (now, ACS Healthcare Solutions, MIDAS+ Division) that provides software tools to support the care management process, and served as its President and Chief Executive Officer until June 2001 and a consultant from June 2001 to January 2004. From 1980 to 1986, he was Co-Founder, President and Chief Executive Officer of Sunquest Information Systems, a clinical management software and consulting provider, which became a part of Misys Healthcare Systems. Prior to 1980, he served as Director of Information Systems for the University of Arizona Health Sciences Center. Mr. Peebles received a Bachelor of Arts degree in Mathematics from the University of Virginia.

THE BOARD OF DIRECTORS AND ITS COMMITTEES

The Board held 12 meetings in 2008, either in person or by telephone. Each Director attended greater than 75% of all Board and applicable committee meetings during 2008 (other than (i) Mr. Allen, who attended greater than 75% of all Board and applicable committee meetings during 2008 after joining the Board as a Director in February 2008, and (ii) Mr. Jurika, who joined the Board in April 2009). The following table describes the current members of the Board’s committees.

Name	Audit	Compensation	Nominating and Governance
Robert L. Pevenstein**	X*		X
Julian A.L. Allen	X	X
Lawrence P. English		X
Robert W. Miller	X	X*	X*
James E. Peebles***
William K. Jurika†

*	Committee Chairman

**	Chairman of the Board and Lead Independent Director – responsible for coordinating the activities of the other independent Directors and performing various other duties as established by the Board from time to time.

The standing Board Committees, and the number of meetings they held in 2008, were as follows:

•	Audit Committee – 6

•	Compensation Committee – 6

•	Nominating and Governance Committee – 1

***	Mr. Peebles served as the Chairman of the Compensation Committee until his appointment to interim President and Chief Executive Officer of the Company in March 2009, at which time he stepped down from such committee.

†	Mr. Jurika was appointed to the Board on April 29, 2009 and was not appointed to any committees at such time.

Messrs. Pevenstein, Allen, English, Jurika and Miller are independent directors as defined by the Sarbanes-Oxley Act of 2002 and NASDAQ Stock Market independence standards. Mr. Peebles was an independent director as defined by the Sarbanes-Oxley Act of 2002 and NASDAQ Stock Market independence standards until his appointment as interim President and Chief Executive Officer of the Company in March 2009.

The principal responsibilities and functions of the standing Board committees are as follows:

Audit Committee

•

Acts under a written charter that was most recently amended by the Audit Committee on April 28, 2009 and approved by the Board on April 29, 2009. A current copy of the Audit Committee’s charter is available at our website http://www.quadramed.com by clicking on “Investors,” then “Corporate Governance.”

•	Reviews the integrity and accuracy of our auditing, accounting, and reporting processes and considers and approves appropriate changes.

•	Reviews our financial reports and other financial information provided to the public and filed with the SEC.

•	Reviews our internal controls regarding finance, accounting, legal compliance, and ethics.

•	Recommends our independent accountants and annually reviews their performance.

•	Performs other functions that the Board may assign to the Audit Committee regarding QuadraMed’s accounting and financial reporting processes and the audits of QuadraMed’s financial statements.

Note: Our Board has determined that Mr. Pevenstein is an “audit committee financial expert” as defined in Item 407(d)(5)(ii) of Regulation S-K. All members of the Audit Committee, including Mr. Pevenstein, are independent as defined by the Sarbanes-Oxley Act of 2002 and NASDAQ Stock Exchange listing requirements.

Compensation Committee

•

Acts under a written charter that was most recently amended by the Compensation Committee on March 9, 2006 and approved by the Board on March 9, 2006. A current copy of the Compensation Committee’s charter is available at our website http://www.quadramed.com by clicking on “Investors,” then “Corporate Governance.”

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Oversees the administration of our employee stock compensation plans, employee stock purchase plan, and disinterested administration of employee benefit plans in which executive officers may participate.

•	Determines senior management compensation and reviews with senior management the benefit and compensation programs for our employees.

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As provided in the charter of the Compensation Committee, the Compensation Committee may delegate to one or more officers of the Company the right to grant awards under the Company’s equity compensation plans, except with respect to executive officers or Directors of the Company, or any affiliate of the Company.

Note: All members of the Compensation Committee are independent as defined by the Sarbanes-Oxley Act of 2002 and NASDAQ Stock Exchange listing requirements.

Nominating and Governance Committee

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Acts under a written charter that was most recently amended by the Nominating and Governance Committee on August 6, 2008 and approved by the Board on August 6, 2008. A current copy of the Nominating and Governance Committee’s charter is available at our website http://www.quadramed.com by clicking on “Investors,” then “Corporate Governance.”

•	Recommends candidates for election to the Board.

•	Reviews candidates for election to the Board submitted by stockholders before the deadline for stockholder proposals.

•	Develops and makes recommendations to the Board regarding the size and composition of the Board and its committees.

•	Develops and makes recommendations to the Board with respect to corporate governance principles.

•	Responsible for overseeing corporate governance.

Note: All members of the Nominating and Governance Committee are independent as defined by the Sarbanes-Oxley Act of 2002 and NASDAQ Stock Exchange listing requirements.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Messrs. Allen, Pevenstein, Peebles and Miller were members of the Compensation Committee during 2008. Messrs. Allen, Pevenstein, and Miller have never been officers or employees of QuadraMed Corporation or any of its subsidiaries. None of Messrs. Allen, Pevenstein, Peebles and Miller were parties to related-party transactions, as that term is defined by GAAP (including a series of similar or related transactions). Until his appointment as interim President and Chief Executive Officer of the Company in March 2009, Mr. Peebles had never been an officer or employee of QuadraMed Corporation or any of its subsidiaries. In conjunction with his appointment to the positions of interim President and Chief Executive Officer in March 2009, Mr. Peebles left the Compensation Committee. Mr. Peebles will not rejoin the Compensation Committee until, at the earliest, the termination of his tenure as an executive officer of the Company.

In 2008, none of QuadraMed’s executive officers:

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Served as a member of the compensation committee (or other board committee performing equivalent functions, or in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served on QuadraMed’s Compensation Committee or Board; or

•	Served as a director of another entity, one of whose executive officers served on QuadraMed’s Compensation Committee.

STOCKHOLDER DIRECTOR NOMINATIONS

In accordance with the Company’s Amended and Restated Bylaws, any stockholder entitled to vote for the election of Directors at the annual meeting may nominate persons for election as Directors at the annual meeting only if the Secretary of the Company receives written notice of any such nominations not earlier than the close of business on the 90th day and not later than the close of business on the 60th day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that no annual meeting was held in the previous year or the date of the annual meeting has been changed by more than 30 days from the date contemplated at the time of the previous year’s proxy statement, notice must be received not earlier than the close of business on the 90th day and not later than the close of business on the later of (i) the 60th day prior to such annual meeting and (ii) (only in the event public announcement of the date of the annual meeting is first made by the Company fewer than 70 days prior to the date of the annual meeting) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting is first made by the Company.

Any stockholder notice of intention to nominate a Director shall include:

•	the name and address of the stockholder;

•	a representation that the stockholder is entitled to vote at the meeting at which Directors will be elected;

•	the class and number of shares of the Company that are beneficially owned by the stockholder;

•	any material interest of the stockholder in the nomination;

•	information required by Regulation 14A of the Securities Exchange Act of 1934, as amended (the “1934 Act”);

•	the following information with respect to the person nominated by the stockholder:

•	name and address;

•	other information regarding such nominee as would be required in a proxy statement filed pursuant to applicable rules promulgated by the SEC;

•	a description of any arrangements or understandings between the stockholder and the nominee and any other persons (including their names), pursuant to which the nomination is made; and

•	the consent of such nominee to serve as a Director if elected.

The Chairman of the Board, other Directors and senior management of the Company may also recommend Director nominees. The Nominating and Governance Committee’s process for identifying and evaluating director nominees includes:

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Conducting candidate searches, interviewing prospective candidates and conducting programs to introduce candidates to the Company, its management and operations, and confirming the appropriate level of interest of such candidates;

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Recommending to the Board, with the input of the Chief Executive Officer, qualified candidates for the Board who bring the background, knowledge, experience, skill sets and expertise that would strengthen and increase the diversity of the Board;

•	Conducting appropriate inquiries into the background and qualifications of potential nominees; and

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Reviewing the suitability for continued service as a Director of each Board member when he/she has a significant change in status, such as an employment change, and recommending whether or not such Director should be re-nominated.

The Nominating and Governance Committee will evaluate director nominees, including nominees that are submitted to the Company by a stockholder, taking into consideration certain criteria, including issues of experience, wisdom, integrity, skills such as understanding of finance and marketing, and educational and professional background. Candidates nominated for election or re-election to the Board should possess the following qualifications:

•	high personal and professional ethics, integrity, practical wisdom, and mature judgment;

•	broad training and experience at the policy-making level in business, government, education, or technology;

•	expertise that is useful to the Company and complementary to the background and experience of other Board members;

•	willingness to devote the required amount of time to carrying out duties and responsibilities of Board membership;

•	commitment to serve on the Board over a period of several years to develop knowledge about the Company’s principal operations; and

•	willingness to represent the best interests of all stockholders and objectively appraise management performance.

If the Company is legally required by contract or otherwise to provide third parties with the ability to nominate Directors, the selection and nomination of such Directors will not be subject to the Nominating and Governance Committee’s nomination and review process. At all times, at least one member of the Board must meet the definition of “audit committee financial expert” set forth in the Sarbanes-Oxley Act of 2002 for service on the Company’s Audit Committee, and all members of the Board serving on the Company’s Audit Committee must meet the applicable requirements of the NASDAQ Stock Exchange and the Sarbanes-Oxley Act of 2002. In addition, Directors must have time available to devote to Board activities and be able to work well with the Chief Executive Officer and other members of the Board.

The Company received a stockholder proposal nominating an individual for election to the Board. Pursuant to the nomination procedures described above, the Nominating and Governance Committee considered and evaluated the stockholder nominee, but decided not to include such nominee in the slate of Directors presented to the stockholders for election at the annual meeting. As such stockholder proposal was received in a timely manner, pursuant to the Company’s Amended and Restated Bylaws, such stockholder proposal may be presented at the annual meeting. However, the stockholder’s proposal did not meet the deadline or requirements for inclusion in the proxy statement specified in SEC rules and the Company’s 2008 proxy materials (which explained how to raise a proposal for the 2009 annual meeting).

STOCKHOLDER COMMUNICATIONS WITH THE BOARD

Stockholders may contact any individual Director or the Board of Directors as a group by the following means:

Email:	boardofdirectors@quadramed.com

Mail:	Board of Directors
Attn:	Lead Independent Director or Corporate Secretary
QuadraMed	Corporation
12110	Sunset Hills Road, Suite 600
Reston,	VA 20190

Stockholders should clearly specify in each communication the name of the individual Director or group of Directors to whom the communication is addressed. Stockholder communications sent by email are delivered directly to Mr. Pevenstein, the Lead Independent Director and Chairman of the Board, and to the Secretary of the Company, who will promptly forward such communications to the specified Director addressees. Stockholder communications sent by mail will be promptly forwarded by the Secretary of the Company to the specified Director addressee or to Mr. Pevenstein, if such communication is addressed to the full Board. Stockholders wishing to submit proposals for inclusion in the proxy statement relating to the 2010 Annual Meeting of Stockholders should follow the procedures specified in the section titled “Stockholder Proposals for 2010 Annual Meeting” in this proxy statement. Stockholders wishing to nominate Directors should follow the procedures specified in the section titled “Stockholder Director Nominations” in this proxy statement.

The Board currently does not have a policy with regard to Director attendance at the Company’s annual meetings of stockholders; however, it typically schedules a meeting of the Board on the same date as the annual meeting of stockholders. Each Director who was a Director during 2008 attended the 2008 Annual Meeting of Stockholders.

CODE OF ETHICS

The Company has adopted a Code of Business Conduct and Ethics for the Company that applies to its employees, officers and Directors. The Company has also adopted a Code of Ethics for Principal Executive Officers and Senior Financial Officers that applies to our senior financial employees, including our Chief Executive Officer and Chief Financial Officer.

You may access copies of both of these codes of ethics at the Company’s website, http://www.quadramed.com, by clicking on “Investors,” then “Corporate Governance.” The Company filed the Code of Ethics for Principal Executive Officers and Senior Financial Officers as an exhibit to its Current Report on Form 8-K, as filed with the SEC on March 15, 2006. The Company will provide a copy of these codes of ethics to any person without charge, upon request. Requests may be made by writing or telephoning the Company at the following address:

QuadraMed Corporation

12110 Sunset Hills Road, Suite 600

Reston, Virginia 20190

703-709-2300

Attn: Corporate Secretary

DIRECTOR COMPENSATION

QuadraMed’s executive officers do not receive additional compensation for service as a Director. The annual retainer fee for service as non-executive Chairman of the Board, Lead Independent Director and Chairman of the Audit Committee is $75,000, the annual retainer fee for service as Compensation Committee

Chairman is $30,000, and the annual retainer fee for all other non-employee Directors is $25,000. The QuadraMed Corporation 2009 Stock Compensation Plan, if approved by the stockholders at the annual meeting and as more fully discussed in Proposal Two in this proxy statement, will include a Director Fee Option Grant Program that allows a non-employee Director to apply all or any portion of his/her annual retainer fee that is otherwise payable in cash on a quarterly basis to the acquisition of a special quarterly option grant. The terms of the special quarterly option grant are:

Exercise Price:	Equal to the fair market value of QuadraMed common stock, as determined by the closing price reported on the applicable stock exchange or market, on the date of grant (the “FMV”).

Grant Date:	The last trading date of each fiscal quarter.

No. of Option Shares:	Equal to three times the amount of the relevant quarterly portion of the annual retainer fee elected divided by the FMV, rounded down to the next whole share.

Vesting:	Immediate.

Term:	10 years.

Non-employee Directors also receive compensation in the form of QuadraMed stock options. Each individual who is first elected or appointed as a non-employee Director receives a stock option to purchase 9,200 shares on the date of such initial election or appointment. Previously, this amount was 46,000 shares but was adjusted in 2008 in conjunction with a one-for-five reverse stock split of the Company’s common stock. The terms of such stock option grant are:

Exercise Price:	Equal to the fair market value of QuadraMed common stock, as determined by the closing price reported on the applicable stock exchange or market, on the date of grant.

Vesting:	• 50% on completion of one year of Board service measured from grant date.

• Remaining 50% on completion of second year of Board service measured from grant date.

• Change of Control.

Term:	10 years.

At each annual meeting of stockholders, each ongoing non-employee Director is granted an option to purchase 2,400 shares (12,000 pre-reverse stock split shares), provided that such Director has not received an initial option grant upon his first election to our Board as of the date of the preceding two annual meetings of stockholders. The terms of such stock option grant are:

Exercise Price:	Equal to the fair market value of QuadraMed common stock, as determined by the closing price reported on the applicable stock exchange or market, on the date of grant.

Vesting:	• 12 successive equal monthly installments over the Director’s period of service.

• Change of Control.

Term:	10 years.

Directors do not receive additional grants of stock options upon their election as Committee Chairman.

Non-employee Directors receive additional cash compensation for attendance at Board and committee meetings. Non-employee Directors receive $1,500 for attendance, in person or by telephone, at each Board and committee meeting (other than Audit Committee meetings), and $2,000 for attendance, in person or by telephone, at each Audit Committee meeting. While the Chairmen of the Company’s Nominating and Governance and Compensation Committees do not receive additional meeting fees for attendance at their respective committee meetings, the Chairman of the Audit Committee receives $3,000 per meeting of the Audit Committee for attendance in person or by telephone. In addition, from time to time where additional Board or committee needs warrant, the Board may use flat monthly fees for Board or committee service, including service on “special committees” established for certain temporary purposes. The Company reimburses all Directors for their reasonable expenses related to attendance at Board and committee meetings as well as other reasonable expenses incurred due to their service as members of the Board.

Director Compensation Table

Fiscal Year 2008

The following table sets forth information regarding the compensation of our Directors for the last fiscal year. As Mr. Jurika did not join the Board until April 2009, he is not included in the table.

Name	Fees Earned or Paid in Cash ($)(1)		Option Awards ($)(2)		Total ($)
Julian A.L. Allen(3)	$59,500	(4)	$20,949	(5)	$80,449
Lawrence P. English	$41,500		$14,601	(6)	$56,101
Keith B. Hagen(7)	—		—		—
Robert W. Miller	$68,667	(4)	$14,601	(6)	$83,268
James E. Peebles	$69,167	(4)	$14,601	(6)	$83,768
Robert L. Pevenstein(8)	$146,000	(9)	$14,601	(6)	$160,601

(1)	These amounts represent the total retainer and meeting fees earned by each Director for 2008. The compensation paid to each Director differs from such reported amounts due to the time lag between the date on which each meeting was held and the date payment was actually made to each Director. The amounts actually paid to each Director in 2008 were as follows:

Mr. Allen: $34,083

Mr. English: $50,750

Mr. Hagen: $0

Mr. Miller: $81,417

Mr. Peebles: $60,500

Mr. Pevenstein: $172,250

Messrs. Miller, Peebles, and Pevenstein were incorrectly paid in 2007 for attendance at a Compensation Committee meeting scheduled for November 6, 2007 but never held. A credit was taken from each Director’s 2008 first quarter compensation payment to offset such amount.

(2)	All options were awarded under Company’s 2004 Stock Compensation Plan (the “2004 Plan”).

(3)	All fees earned by Mr. Allen for service as a Director are paid to Spitfire Capital LLC, for which Mr. Allen serves as managing member and sole owner.

(4)	These amounts include total retainer fees of $9,167 paid to the Director for service on a special committee of the Board appointed to analyze strategic business opportunities for the Company.

(5)	This amount reflects a grant to Mr. Allen of a stock option to purchase 9,200 shares (46,000 pre-reverse stock split shares) on February 5, 2008, the date of his appointment to the Board, under the Non-Employee Director Option Grant Program of the 2004 Plan. Such amount is expensed by the Company over the requisite vesting period or accelerated vesting period, as the case may be, of the stock grant. In accordance with SFAS 123(R), the Company estimated the expected term of the stock option grant, volatility in the Company’s stock price, forfeitures of employee stock options, risk-free interest rate and dividend yield. These values were used as inputs to the Black Scholes-Merton valuation model for the purpose of calculating the fair value of the stock option grant. The grant date fair value of such option grant, computed in accordance with SFAS 123(R), was $23,235.

(6)	This amount reflects the vesting of the annual option grant to our Directors (except Mr. Allen, as discussed in footnote 5 above) under the Non-Employee Director Option Grant Program of the 2004 Plan. Such amount is expensed by the Company over the requisite vesting period or accelerated vesting period, as the case may be, of each individual stock grant. In accordance with SFAS 123(R), the Company estimated the expected term of each stock option grant, volatility in the Company’s stock price, forfeitures of employee stock options, risk-free interest rate and dividend yield. These values were used as inputs to the Black Scholes-Merton valuation model for the purpose of calculating the fair value of each stock option grant. The grant date fair value of each such option grant, computed in accordance with SFAS 123(R), was $10,812.

(7)	Mr. Hagen departed as the Company’s President and Chief Executive Officer effective March 25, 2009. On April 14, 2009, he resigned from the Board. The Company does not compensate its executive officers for their service on the Board and therefore Mr. Hagen received no compensation for his service as a Director while he served as the Company’s President and Chief Executive Officer. As no Board meetings were held between March 25, 2009 and April 14, 2009, Mr. Hagen was not entitled to receive any compensation as a non-executive Director for attendance at meetings of the Board. Mr. Hagen’s 2008 compensation as the Company’s President and Chief Executive Officer is included in the Summary Compensation Table in the section titled “Executive Compensation” in this proxy statement.

(8)	Mr. Pevenstein is our Chairman of the Board, Lead Independent Director and Chairman of the Audit Committee.

(9)	This amount includes total retainer fees of $27,500 paid to Mr. Pevenstein for service as the Chairman of a special committee of the Board appointed to analyze strategic business opportunities for the Company.

EXECUTIVE OFFICERS, EXECUTIVE COMPENSATION AND RELATED INFORMATION

EXECUTIVE OFFICERS

James E. Peebles (69) was named interim President and Chief Executive Officer in March 2009 and has been a Director since October 2004. In March 1987, Mr. Peebles co-founded MIDS, a healthcare technology firm (now, ACS Healthcare Solutions, MIDAS+ Division) that provides software tools to support the care management process, and served as its President and Chief Executive Officer until June 2001 and a consultant from June 2001 to January 2004. From 1980 to 1986, he was Co-Founder, President and Chief Executive Officer of Sunquest Information Systems, a clinical management software and consulting provider, which became a part of Misys Healthcare Systems. Prior to 1980, he served as Director of Information Systems for the University of Arizona Health Sciences Center. Mr. Peebles received a Bachelor of Arts degree in Mathematics from the University of Virginia.

David L. Piazza (54) became our Executive Vice President, Chief Financial Officer and Corporate Secretary in August 2005 and was appointed to the additional position of Chief Operating Officer in March 2009. Mr. Piazza joined the Company in October 2003 as Vice President of Finance and was responsible for all non-accounting finance and administrative matters for the Company. From June 2001 to October 2003, Mr. Piazza was Chief Financial Officer of Gemplex Inc., a global Virtual Private Network provider in Vienna, Virginia, and from December 1999 to June 2001, he was Chief Financial Officer and Senior Vice President of Teligent International, a broadband communications provider in Vienna, Virginia. Mr. Piazza has spent more than 20 years in the telecommunications sector serving in a variety of capacities, including Chief Financial Officer of both public and private firms. He began his career in the public accounting practice, where he specialized in the audits of regulated companies. Mr. Piazza is a Certified Public Accountant and a graduate of the University of Illinois.

James R. Klein (61) became our Senior Vice President, Chief Technology Officer in August 2005. Mr. Klein is a healthcare information technology veteran who served as Director of Healthcare Technology from August 2004 to August 2005 for the Company’s technology partner, InterSystems Corporation. In addition, he served as Vice President and Research Director at the Gartner Group, an information technology research and advisory firm, from April 1997 to August 2004. Prior to joining the Gartner Group, he was Vice President of The Compucare Company, a company later acquired by QuadraMed in 1999. Mr. Klein has over 25 years of experience in the healthcare information technology industry. Mr. Klein received a Bachelor of Science degree in Mathematics from Villanova University and a Masters Degree from the University of Maryland.

James R. Milligan (48) became our Senior Vice President for Sales and Government Programs in August 2005. Mr. Milligan joined QuadraMed in October 2001 as a regional Vice President for Enterprise Sales, assumed responsibility for the Company’s Client Management program in January 2005 and the Government business in July 2005, and was named Senior Vice President for Sales and Government Programs in August 2005. Prior to joining the Company, he was District Manager at EMC Corporation from November 2000 to October 2001 and Vice President of Sales and Marketing for Milbrook Corporation in Addison, Texas from March 1999 to November 2000. Mr. Milligan has over 20 years of hospital and physician information systems experience. Mr. Milligan holds a Bachelor of Science degree in Business Administration from The University of Ashland.

Steven V. Russell (52) became our Senior Vice President of Corporate Development in November 2005. Most recently, Mr. Russell had been Vice President for HIM National Sales at Precyse Solutions, an HIM consulting and services company, from April 2005 to November 2005. From May 2000 to February 2005, he was Senior Vice President at Healthscribe, Inc., a medical transcription services provider, serving as an executive officer and member of the Executive Operating Committee, charged with the sales, marketing, business development and client implementation functions. He served as Executive Vice President of Phycom, Inc. from 1999 to 2000, Senior Vice President of Field Operations for The Compucare Company from 1997 to 1999, and

Regional Vice President for Cerner Corporation, from 1996 to 1997, where he was responsible for branch office operations of the Washington, DC/Mid-Atlantic office including sales, client installations, client management and office administration. Mr. Russell has over 20 years of healthcare sales and marketing and operations experience in the healthcare information technology and healthcare services business industries. Mr. Russell holds a Bachelor of Arts degree from Indiana University.

COMPENSATION DISCUSSION AND ANALYSIS

Company Compensation Structure

We base our compensation structure for our named executive officers—our Chief Executive Officer (“CEO”), Chief Financial Officer and our next three most highly compensated executives—on the principle of pay-for-performance, with each executive’s incentive compensation aligning his/her economic interests with both the short- and long-term interests of the Company’s stockholders, especially through the promotion of ownership of equity in the Company. Although the Company does not maintain specific levels or goals for total compensation, compensation to senior executives in the form of base salary, cash bonuses and equity compensation serves as a tool to encourage executives to undertake strategic business initiatives and to reward them for the successful development and implementation of those initiatives. The Board determines the compensation of the CEO based upon the recommendations of the Compensation Committee. The Compensation Committee determines the compensation of the Company’s other senior executives based upon recommendations submitted by the CEO. The CEO bases his recommendations, in part, upon information provided to him by our Senior Vice President, Human Resources, and external market compensation data received from third party providers. The Compensation Committee discusses these recommendations (and accompanying explanations for such recommendations) with the CEO and then makes its final determination as to the compensation of the Company’s senior executives. Further, the Company strives to provide compensation for its executives at fair and competitive levels. The form and amount of compensation paid to individuals who are appointed to interim executive officer positions is determined by the Board, based upon the recommendations of the Compensation Committee, on a case-by-case basis depending on the terms of such individual’s appointment, the expected duration of such appointment and any other relevant considerations. Such compensation may not necessarily be in the form or amount of compensation that had been paid to the individual who had previously served in the executive officer position, although consideration is given to the compensation of such previous executive officer in the determination of the interim executive officer’s compensation.

To assist in the determination of both the level and type of compensation to be awarded to the Company’s named executive officers, the Compensation Committee from time to time retains independent compensation consulting firms to provide advice on executive compensation matters and to provide it with the following:

•	Comparative executive compensation information, including salary, bonus, and option data for companies similar to QuadraMed and that compete with QuadraMed for executive talent; and

•	Specific recommendations to maintain QuadraMed’s executive compensation at levels competitive with the marketplace.

The Compensation Committee has retained and considered the recommendations of independent compensation consulting firms in the past to aid in determining issues related to the compensation of the Company’s named executive officers. While these firms have reported on the compensation structures of other technology companies, competitors and similarly sized companies, the Company does not specifically “benchmark” its executive compensation against that provided by such companies.

Pursuant to Section 162(m) of the Internal Revenue Code of 1986, as amended (“Section 162(m)”), the Company is not allowed a tax deduction for non-performance based compensation paid to certain executive officers in excess of $1 million in any fiscal year. Non-performance based compensation paid to Mr. Hagen in 2008 exceeded this limitation. Although the Compensation Committee has not yet decided to take any action to limit or restructure the elements of cash compensation payable to the Company’s executive officers to ensure that non-performance based compensation to its executive officers does not exceed $1 million in the future, the Compensation Committee is analyzing the impact of Section 162(m) in its evaluation of the Company’s current compensation structure, as discussed below.

The Compensation Committee and the Board are presently reviewing the compensation structure for the Company’s executive officers and examining all possible long-term incentive tools to determine if modification of the current compensation structure is in the best interests of the Company and its stockholders. Such review will also take into account the change in market conditions since 2007 (when large grants of stock options were awarded to the Company’s named executive officers, excluding the CEO), the anticipated hiring of a new CEO, and the effect of Section 162(m) and the regulations thereunder on the deductibility of executive compensation. To aid them in this effort, the Compensation Committee and the Board have retained a compensation consulting firm to review long-term incentive arrangements for key executives. The compensation consulting firm has been charged with analyzing the Company’s current compensation structure as well as current industry and peer group “best practices” and recommending the incentive arrangements that offer the best incentives to our executive officers to achieve progressive long-term sustained growth in revenues (so-called “top-line growth”), incorporate flexibility to adjust to changing circumstances, and include targets that are challenging yet achievable. The Compensation Committee and the Board will use the compensation consulting firm’s report to aid them in their determination as to whether modification of the current compensation structure is in the best interests of the Company and its stockholders.

Base Salary Compensation

We provide our named executive officers with a base salary to ensure such officers a steady source of income. Each named executive officer’s initial base salary is based upon a determination of the level necessary to be both fair and competitive. Raises in base compensation are considered for our named executive officers on an annual basis, and if awarded, are based upon an evaluation of each executive’s performance over the previous year, extraordinary contributions to the Company, and market considerations.

Cash Bonuses

Incentive Compensation Plan (ICP)

We primarily award cash bonuses to our employees through the QuadraMed Incentive Compensation Plan (“ICP”). In addition to other employees, all of our executive officers (provided that they join the Company before October 1 of a given year (with applicable pro-ration)) are eligible for bonus compensation through the ICP. The objectives of the ICP are to attract, retain and motivate eligible employees; to reward them for the achievement of the Company’s financial targets and their individual goals; to align their interests with stockholder interests; and to signal important organizational performance priorities. The ICP cash bonuses are awarded based upon the Company’s percentage completion of profitability milestones and organizational targets. Additionally, most or all participants must meet individual performance goals set by the Company. The Company milestone/individual goal compensation structure is based upon the Company’s belief that named executive officers must, and should, be incentivized to achieve both Company-wide goals, as well as individual goals that benefit the Company as a whole. The Compensation Committee and the Board maintain a flexible approach regarding the specific financial, corporate and individual goals underlying the ICP, annually revising the ICP goals after thorough examination of the Company’s circumstances, goals, and financial situation.

The target ICP cash bonus amount was 100% of base salary for our CEO prior to his termination and is currently 50% of base salary for our Executive Vice President and Senior Vice Presidents and 20% for Vice Presidents (including our former interim Chief Financial Officer, Ms. Zalewski, who resumed her position of Vice President of Finance upon Mr. Piazza’s return to the Company in September 2008). Unless otherwise provided in an executive’s employment agreement, receipt of a payout under the ICP is contingent upon such executive’s employment with the Company on the ICP bonus payment date, which generally occurs in March of the following year. Mr. Peebles, the Company’s interim President and Chief Executive Officer, is not eligible to receive an ICP cash bonus. The Compensation Committee and the Board determined that such a cash bonus is not a necessary component of total compensation to Mr. Peebles due to his interim status.

2008 ICP

Under the 2008 ICP, cash bonuses (which were paid in March 2009) for our named executive officers, except Ms. Zalewski, were awarded on a 75/25 basis, such that 75% of the bonus was based upon the Company reaching certain milestones and 25% of the bonus was based upon each such individual named executive officer reaching his individual performance goals. The cash bonus paid to Ms. Zalewski under the 2008 ICP was awarded on a 60/40 basis, such that 60% of the bonus was based upon the Company reaching certain milestones and 40% of the bonus was based upon Ms. Zalewski reaching her individual performance goals.

The Company milestones set by the Compensation Committee and Board for the 2008 ICP comprised challenging, but attainable, specific targets for (i) net income (adjusted earnings before interest, depreciation and amortization (“adjusted EBITDA”)), (ii) revenue and (iii) sales bookings. The maximum amount any eligible employee could receive under the 2008 ICP was 125% of his/her target 2008 ICP bonus. The Company overachieved its net income target; this overachievement increased each eligible employee’s maximum bonus potential to 125% of his/her target ICP bonus. While the Company met its revenue target, it did not meet its sales bookings target. As a result, the sales bookings target portion of the Company goals for the 2008 ICP bonus for each of the named executive officers was calculated as 75% achieved.

Each named executive officer’s individual performance goals were determined based upon such executive’s role within the Company and contributions to the Company’s strategic objectives. Such goals were also set at challenging, but attainable, levels by the Compensation Committee and Board or the individual’s manager, as applicable. All of our named executive officers, except Mr. Milligan, fully achieved their individual ICP goals. Mr. Milligan did not fully achieve his individual goal related to sales bookings and therefore his 2008 ICP bonus was reduced accordingly.

2009 ICP

For 2009, the Compensation Committee and the Board made certain material changes to the operation of the ICP. In contrast to previous years, the 2009 ICP includes a component for Board discretion. For officers at and above the level of Vice President, 25% of such officer’s ICP bonus potential will be determined in the discretion of the Board, notwithstanding the achievement of Company and individual goals. For officers at the Director level, 10% of such officer’s ICP bonus potential will be subject to the Board’s discretion; at the Manager level, however, there is no such Board discretionary ICP component. The Board will make its determination based upon various factors related to the strategic objectives of the Company, including product-based and operational achievements. Due to the inclusion of a discretionary component this year, the portion of the ICP bonus related to Company goals was reduced for the 2009 ICP from 75% to 50%. The Compensation Committee and the Board believe that the addition of a discretionary component will allow the Board flexibility in determining the relevant objectives and goals for its officers given the dynamic nature of the Company, its industry and the economy as a whole.

Other material changes in the 2009 ICP are in the role of earnings (adjusted EBITDA) and the adoption of new components comprising the Company objectives. Budgeted earnings (adjusted EBITDA) will be used to determine the size of the overall 2009 ICP bonus pool. If adjusted EBITDA falls below the budgeted amount, the bonus pool will be reduced by the amount of the shortfall. The Company’s goals, which comprise 50% of eligible participants’ ICP bonus potential, will be satisfied by the achievement of revenue and sales bookings (both in the aggregate and by product mix) milestones, and each will comprise half of the Company goals (25% of eligible participants’ ICP bonus potential). If the Company exceeds its revenue and/or sales bookings goals, the ICP bonus percentage will be increased . Therefore, the maximum ICP bonus payment for each eligible employee is 110% of such employee’s target 2009 ICP bonus.

As a result of the aforementioned changes to the 2009 ICP, the ICP bonus that each named executive officer, or other officer at and above the level of Vice President, may earn for service in 2009 will be awarded on a 50/25/25 basis, such that 50% of the bonus potential is based upon the achievement of the Company goals discussed above, 25% is based upon reaching his/her individual performance goals (which are generally two to five measurable criteria linked to the Company’s strategy and business needs), and 25% is determined in the sole discretion of the Board based upon factors relating to the strategic objectives of the Company. For each Director level officer, the mix of ICP bonus components is 50/40/10, with 50% of the bonus potential based upon the achievement of the Company goals discussed above, 40% based upon reaching his/her individual performance goals and 10% determined in the Board’s sole discretion. As no Board discretion component of the ICP exists for Manager level officers, 50% of their ICP bonus is based on the achievement of the Company goals discussed above and 50% is based upon achievement of individual performance goals.

As in 2008, the Compensation Committee and Board set the relevant Company targets and each individual’s performance goals at challenging, but attainable, levels. Also as in 2008, the executive officers’ individual performance goals under the 2009 ICP were determined based upon their role within the Company and their contributions to the Company’s strategic objectives. Among other, more individualized goals, these individual performance goals include project design and development improvement, sales team achievement of sales quotas, successful implementation of client migrations and installations, improved investor relations processes, and achievement of internal control and financial reporting metrics.

Sales Overachievement Bonus Plan (SOBP)

On March 6, 2008, in an effort to provide additional incentives to the Company’s senior management to achieve sales bookings targets, the Board, upon the recommendation of the Compensation Committee, approved a new bonus plan, named the QuadraMed 2008 Sales Overachievement Bonus Plan (the “2008 SOBP”). The Board and the Compensation Committee intended the 2008 SOBP to recognize and reward a group of eighteen executives and senior leaders, including each of our named executive officers, for sales bookings in 2008 above a certain initial target level set by the Compensation Committee and approved by the Board. For each $1 million in 2008 sales bookings (up to $10 million) over the initial target level, each 2008 SOBP participant would have received a cash bonus of $3,000. Such cash bonuses would have been in addition to any bonuses paid out to a participant under the 2008 ICP. The maximum amount that could have been paid out in the aggregate by the Company under the 2008 SOBP was $540,000. However, the Company did not reach the initial sales booking target level, and no payments were made under the 2008 SOBP. Further, upon the recommendation of the Compensation Committee, the Board did not renew the 2008 SOBP, and no such bonus plan will be in effect for 2009.

Executive Long-Term Bonus Plan (ELBP)

On March 31, 2008, the Compensation Committee recommended for Board approval the adoption of a new cash incentive plan for the Company’s named executive officers and senior officers. Such plan, the Executive Long-Term Bonus Plan (the “ELBP”), provided such officers with the opportunity to receive one-time bonuses based upon the achievement by the Company of certain revenue and adjusted EBITDA targets in 2010 or 2011 and upon the conversion of the Company’s Series A Preferred Stock into common stock. The goal of the ELBP was to further motivate the Company’s officers to achieve extraordinary top-line growth and to reduce the number of Series A Preferred Shares outstanding. At the time of the establishment of the ELBP, the Compensation Committee and the Board believed that the ELBP would provide additional motivation for the Company’s officers to aid in increasing the Company’s revenue growth, which the Company believed would positively impact the share price of the Company’s stock as well as build stockholder value on a long-term basis. The maximum amount to be paid out in the aggregate by the Company under the ELBP would have been $3 million. However, in April 2009, the Compensation Committee determined that since the Compensation Committee and the Board are in the midst of evaluating the Company’s current compensation structure, as described above, and the bonus achievement periods had not yet commenced, it was in the Company’s and its stockholders’ best interest to discontinue the ELBP. As part of the Compensation Committee’s and the Board’s evaluation of the Company’s current compensation structure, the Compensation Committee and the Board will evaluate the ELBP to determine whether its re-institution comports with the Compensation Committee’s and Board’s philosophies with respect to executive compensation.

Additional Cash Salary and Bonuses

In addition to the above cash bonus plans, the Compensation Committee and the Board retain the authority to reward executives with additional cash bonuses in recognition of such executive’s exceptional achievements or performance of additional duties or responsibilities.

The Board, upon the recommendation of the Compensation Committee, CEO and Senior Vice President, Human Resources, determined that, upon her appointment as interim Chief Financial Officer, Ms. Zalewski would receive additional compensation of $8,000 per month over her then-current base salary for the duration of her tenure as interim Chief Financial Officer and a retention bonus of $60,000 if she continued service with the Company in any capacity through the date of the filing of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008 (the “2008 Annual Report”). Such additional salary and retention bonus were intended to compensate Ms. Zalewski for the additional duties and responsibilities she assumed upon her appointment as interim Chief Financial Officer. As Ms. Zalewski remained employed by the Company through the date of the filing of the Annual Report, the Company paid Ms. Zalewski the full retention bonus.

As the Senior Vice President for Sales and Government Programs, Mr. Milligan is eligible for sales commissions under the Company’s Sales Compensation Plan. Mr. Milligan’s commission is based on a percentage of the Company’s sales quota targets, which are determined annually by our CEO, and his commissions are earned on the last day of the month following the month for which the sales bookings are recorded.

Equity Compensation

The Compensation Committee has determined that it is in the best interests of the Company for its senior executives to hold a meaningful equity stake in the Company. The Compensation Committee believes that holding a material amount of equity will serve as a constant and valuable incentive for each senior executive to perform to the best of his/her ability to improve the Company’s performance and increase the value of the Company’s stock. The Compensation Committee has estimated such level of meaningful equity holdings at between 5% and 10% in the aggregate of the Company’s equity on a fully diluted basis. Such equity holdings may include unrestricted shares of stock, restricted stock and stock options. Although, as discussed above, they are currently reviewing the current compensation structure for named executive officers, including equity compensation, the Compensation Committee and Board continue to believe that equity compensation is an important compensation and incentive tool.

On January 23, 2007, the Compensation Committee considered and decided upon an equity compensation arrangement providing for a grant of stock options to the Company’s senior executives, excluding the Company’s CEO at the time, to achieve an immediate holding of approximately 5% of the Company’s equity (on a fully diluted basis) in the aggregate by the senior management team. During 2007, the Compensation Committee granted a total of 295,000 shares (1,475,000 pre-reverse stock split shares) of common stock to the Company’s named executive officers and one senior officer. Although the Compensation Committee had considered granting such stock options over a three-year period, the Compensation Committee determined that the block grant would make a greater impact on the grantees with respect to immediate retention and incentive for positive performance. It was expected at that time that no additional grants would be awarded in 2008 or 2009 to the Company’s named executive officers, excluding the CEO. As discussed above, the Compensation Committee and the Board are presently evaluating the Company’s compensation structure for its named executive officers, in light of, among other factors, the change in market conditions since the 2007 stock option grants, and, therefore, it is possible that additional grants may be awarded to one or more named executive officers. However, it is not anticipated that any stock option grants will be made to the current named executive officers in 2009.

The Compensation Committee determines and awards grants of equity compensation to the Company’s named executive officers. In the case of senior executives who directly report to the CEO, the Compensation

Committee has historically asked for and received recommendations from the CEO prior to making awards of equity compensation to such individuals. Grants of equity compensation to all other employees have historically been determined by the CEO, in consultation with the relevant members of the Company’s management team.

The Company awards equity compensation to employees through the QuadraMed Corporation Amended and Restated 2004 Stock Compensation Plan (the “2004 Plan”) and through grants of inducement stock option and restricted stock (though, as is more fully discussed in Proposal Two in this proxy statement, the Board has proposed that the stockholders approve and ratify the adoption of the QuadraMed Corporation 2009 Stock Compensation Plan (the “2009 Plan”) to replace the 2004 Plan due to, among other reasons, the decreasing number of shares available for issuance under the 2004 Plan. The terms of the 2009 Plan are summarized in Proposal Two in this proxy statement and the full text of the 2009 Plan is attached hereto as Exhibit A.). The 2004 Plan authorizes the Company to award employees with shares of restricted stock, stock options, stock appreciation rights and restricted stock units. However, under the 2004 Plan, the Company has historically only granted stock options and shares of restricted stock to employees. Grants of equity compensation through the 2004 Plan are awarded to employees as a reward for past performance and an incentive for future performance. Such grants, when awarded, are based upon each employee’s performance review as well as an evaluation of the Company’s performance. However, the Company does grant additional awards on an individual basis when new employees are hired or when current employees are promoted to certain senior-level positions.

The terms of the 2004 Plan limit the CEO to a maximum grant of 10,000 shares per employee per year without further Compensation Committee approval. Performance grants are awarded immediately after their approval by the Compensation Committee or the CEO, as applicable. The Compensation Committee generally schedules its meeting to approve such grants at the end of January of each year after employee performance evaluations for the prior year have been completed. As the timing of such grants is generally the same each year, the proximity of any such grants to public announcements of financial or other performance-related information regarding the Company is unintended and coincidental. The 2009 Plan eliminates the authority of the CEO to make grants without prior Compensation Committee authorization.

Grants of stock options under the 2004 Plan typically expire after 10 years and generally vest as follows: (i) 25% of the options vest after one year and (ii) the balance of the options vest in a series of 36 equal successive monthly installments. The exercise price of stock options granted under the 2004 Plan is determined by the Compensation Committee (or the CEO, as applicable) at the time of the grant but will not be less than the fair market value of the Company’s common stock as of the date of the grant. Under the 2004 Plan, the vesting period of restricted stock may be based upon either the employee’s continued employment with the Company or the attainment of specific performance goals.

Through July 2008, permanent employees of the Company who worked at least 20 hours per week were eligible to participate in the Section 423-qualified QuadraMed Corporation Amended and Restated 2002 Employee Stock Purchase Plan (the “2002 ESPP”). However, due to a lack of shares available for issuance under the 2002 ESPP, the Board terminated the 2002 ESPP effective immediately following the close of the purchase interval on July 31, 2008 and, as recommended by the Compensation Committee, adopted a new Section 423-qualified plan, the QuadraMed Corporation 2008 Employee Stock Purchase Plan (the “2008 ESPP”), effective on September 1, 2008. As more fully discussed in Proposal Three in this proxy statement, upon the recommendation of the Compensation Committee, the Board has proposed that the stockholders approve and ratify the adoption of the 2008 ESPP. The terms of the 2008 ESPP are summarized in Proposal Three in this proxy statement and the full text of the 2008 ESPP is attached hereto as Exhibit B. The 2002 ESPP was, and the 2008 ESPP is, intended to promote the interests of the Company by providing eligible employees with the opportunity to acquire equity in the Company through participation in a payroll-deduction based employee stock purchase plan. Pursuant to the 2008 ESPP (and as was pursuant to the 2002 ESPP), eligible employees may choose to have up to 10% of their base salary deducted to purchase shares in the 2008 ESPP. Also under each plan, shares are purchased for each employee at a price per share equal to 85% of the lower of (i) the fair market value per share of QuadraMed common stock at the beginning of such employee’s start date in the 2008 ESPP (and, formerly, the 2002 ESPP) and (ii) the fair market value per share of QuadraMed common stock on the applicable purchase date. The maximum number of shares purchasable per eligible employee under the 2008 ESPP on each purchase date is 200 shares, and there are two purchase dates per year. Although all of the Company’s named executive officers are eligible to participate in the 2008 ESPP, no named executive officer of the Company currently participates. Although Mr. Milligan had participated in the 2002 ESPP, he has not enrolled in the 2008 ESPP.

Severance Benefits and Change in Control Arrangements

In an effort to hire and retain talented executives, the Company provides severance benefits in the event of termination and change in control arrangements in the employment agreements executed with its named executive officers, as discussed in the section titled “Payments upon Termination and Change in Control” in this proxy statement. In April 2009, the Board, upon the recommendation of the Compensation Committee, adopted amendments to certain executive officers’ employment agreements so that all of the Company’s executive officers would have uniform severance benefits in the event of an involuntary termination or upon a change in control.

Retirement Plans

The Company offers a 401(k) retirement plan to all eligible employees and does not discriminate in favor of highly compensated employees. The Company matches 100% of the first 4% of each employee’s eligible compensation contributed by such employee to his/her 401(k) account. The Company matching payment is deposited in each employee’s 401(k) account on a quarterly basis. Prior to 2008, the Company matched 50% of the first 4% of each employee’s eligible compensation contributed by such employee to his/her 401(k) account.

Perquisites and Other Personal Benefits

The Company provides only a modest amount of perquisites and other personal benefits to its named executive officers. Except in special circumstances, such perquisites and other personal benefits generally represent approximately 1% of the total compensation paid to such executives. The Company provides our named executive officers (except Mr. Peebles, who is deemed to be a “temporary employee” and therefore is not eligible to receive any Company-sponsored insurance coverage or benefits) with the standard long-term disability, short-term disability, medical, dental and vision insurance benefits generally available to our employees; however, the life and accidental death and dismemberment insurance policies provided by the Company to our named executive officers each carry a higher limit of $1,000,000, versus a maximum limit of $700,000 provided to all other employees (such maximum limit is based upon such employee’s annual rate of base salary). Further, prior to Mr. Hagen’s departure as President and Chief Executive Officer, the Company had annually reimbursed Mr. Hagen for the costs of membership in one airline club and one credit card membership rewards program. The Company currently reimburses Mr. Peebles for the costs of membership in one airline club.

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis section of this proxy statement with management and based upon such review and discussions, the Compensation Committee has recommended to the Board that the Compensation Discussion and Analysis section be included in this proxy statement.

Compensation Committee:

Robert W. Miller, Chairman

Julian A.L. Allen

Lawrence P. English

EXECUTIVE COMPENSATION

The following tables show, for the last fiscal year, compensation information for our former Chief Executive Officer, Chief Financial Officer, former interim Chief Financial Officer and our next three most highly compensated executives. Each of these officers is referred to as a “named executive officer.” Other tables that follow provide more detail about the specific type of compensation. As Mr. Peebles was not a named executive officer during 2008 and did not receive compensation from the Company other than for his services as a Director, he is not included in the tables below.

Summary Compensation Table

Fiscal Year 2008

Name and Principal Position	Year	Salary ($)		Bonus ($)		Stock Awards ($)(1)	Option Awards ($)(2)		Non-Equity Incentive Plan Compen- sation ($)(3)	All Other Compensation ($)(4)	Total ($)
Keith B. Hagen(5),	2008	$486,987	(6)	—		$257,342	$430,904		$568,066	$10,363	$1,753,662
Former Principal Executive Officer	2007	$440,750		—		$324,500	$470,600		$418,095	$5,632	$1,659,577
	2006	$410,000		$205,000	(7)	$324,500	$390,364		$205,000	$91,248	$1,626,112

David L. Piazza,	2008	$300,000		—		—	$472,516	(8)	$175,781	$9,920	$958,217
Principal Financial Officer	2007	$246,250		—		—	$368,513		$118,575	$5,103	$738,441
	2006	$228,750		$10,000	(9)	—	$157,490		$117,500	$5,003	$518,743

Lora C. Zalewski(10),	2008	$181,876	(11)	—		—	$43,397		$41,562	$8,860	$275,695
Interim Principal Financial Officer

James R. Klein,	2008	$315,000		—		$30,450	$204,139		$184,570	$9,956	$744,115
Senior Vice President, Chief Technology Officer	2007	$312,750		—		$57,275	$215,640		$144,424	$5,286	$735,375
	2006	$304,500		—		$60,900	$172,314		$147,645	$5,186	$690,545

James R. Milligan,	2008	$211,250		$127,221	(12)	—	$413,643		$120,937	$10,005	$883,056
Senior Vice President for Sales and Government Programs	2007	$197,625		$145,369	(13)	—	$436,978		$94,860	$7,441	$882,273
	2006	$189,125		$144,066	(14)	—	$126,368		$95,250	$4,689	$559,498

Steven V. Russell,	2008	$275,000		—		—	$418,983		$161,133	$9,836	$864,952
Senior Vice President Development	2007	$231,250		—		—	$412,501		$111,461	$5,065	$760,277
	2006	$206,250		—		—	$36,728		$110,000	$4,690	$357,668

(1)	Each amount reported in this column is the amount expensed by the Company over the requisite vesting period or accelerated vesting period, as the case may be, of the individual restricted stock awards.

Mr. Hagen’s 110,000 (550,000 pre-reverse stock split) restricted shares cliff-vested on the third anniversary of the grant (October 17, 2008) as Mr. Hagen had been continuously employed by the Company on that date. On October 17, 2008, the Company entered into a definitive stock repurchase agreement with Mr. Hagen for the repurchase of 46,420 of such shares for an aggregate purchase price of $313,335. The aggregate purchase price was based upon a price per common share of $6.75, the closing price of the Company’s common stock on the NASDAQ Stock Exchange on October 17, 2008. The aggregate purchase price allowed Mr. Hagen to meet the tax obligations associated with the October 17, 2008 cliff-vesting of the 110,000 restricted shares.

The vesting schedule for Mr. Klein’s restricted shares was as follows: 7,000 shares (35,000 pre-reverse stock split shares) on the first anniversary of the grant (August 1, 2006), 7,000 shares (35,000 pre-reverse stock split shares) on the second anniversary of the grant (August 1, 2007), and 6,000 (30,000 pre-reverse stock split) shares on the third anniversary of the grant (August 1, 2008).

(2)	Each amount reported in this column is the amount expensed by the Company over the requisite vesting period or accelerated vesting period, as the case may be, of the individual stock option grants. No stock option awards were granted to the Company’s named executive officers in fiscal year 2008.

All stock option awards have a maximum term of 10 years, subject to earlier cancellation upon termination of the named executive officer’s service with the Company in certain circumstances. The right to exercise the option vests as follows: (i) 25% of the option shares on the first anniversary of the grant date and (ii) the remaining 75% of the option shares in a series of 36 equal monthly installments upon the recipient’s completion of each month of service with the Company after the first anniversary of the grant date, subject to acceleration in the event of a change in control and certain termination events.

(3)	All amounts in this category relate to payments made under the applicable year’s ICP.

(4)	The amounts in this category are more fully described in the “All Other Compensation Table” below.

(5)	Mr. Hagen served as the Company’s Chief Executive Officer and President until March 25, 2009 and as a Director until April 14, 2009.

(6)	In 2008, Mr. Hagen received an initial base salary of $484,750, supplemented by an additional $2,237 in hazard pay for his travel to the Middle East under a pre-existing Company policy that has subsequently been terminated.

(7)	Mr. Hagen received a guaranteed bonus in 2006 equal to 50% of his base salary, pursuant to the terms of his employment agreement.

(8)	Mr. Piazza resigned as the Company’s Chief Financial Officer, Executive Vice President, Corporate Secretary and Treasurer, effective August 29, 2008. Mr. Piazza then returned to the Company and was reinstated as the Company’s Chief Financial Officer, Executive Vice President, Corporate Secretary and Treasurer on September 9, 2008. All of Mr. Piazza’s stock options were reinstated at their original terms upon his return to the Company. However, pursuant to the requirements of SFAS 123(R), the Company revalued Mr. Piazza’s outstanding stock options upon his return. This amount includes an additional $100,000 for the remeasurement date under SFAS 123(R).

(9)	Mr. Piazza received a bonus payment of $10,000 in 2006 in connection with additional services performed for the Company at the instruction of the Company’s Audit Committee and a special committee of the Board.

(10)	Ms. Zalewski was appointed to serve as interim Chief Financial Officer on September 1, 2008. She served as interim Chief Financial Officer through September 8, 2008. As 2008 was the sole year in which Ms. Zalewski may be considered a named executive officer of the Company, only her compensation for 2008 is reported in this proxy statement.

(11)	Ms. Zalewski’s base salary includes $12,000 that she received as additional compensation for assuming increased duties during her tenure as interim Chief Financial Officer.

(12)	This amount represents sales commissions in the amount of $127,221 for sales made in 2008.

(13)	This amount represents sales commissions in the amount of $145,369 for sales made in 2007.

(14)	This amount represents sales commissions in the amount of $144,066 for sales made in 2006.

All Other Compensation Table

Fiscal Year 2008

The following table describes each component of the “All Other Compensation” column in the “Summary Compensation Table” above.

Name and Principal Position	Year	401(k)(1)	Life Insurance(2)	ESPP Delta(3)	Relocation(4)	Tax Gross- Up(5)	Total
Keith B. Hagen,	2008	$9,200	$1,163	—	—	—	$10,363
Former Principal Executive Officer	2007	$4,500	$1,132	—	—	—	$5,632
	2006	$4,400	$1,053	—	$58,169	$27,626	$91,248

David L. Piazza,	2008	$9,200	$720	—	—	—	$9,920
Principal Financial Officer	2007	$4,500	$603	—	—	—	$5,103
	2006	$4,400	$603	—	—	—	$5,003

Lora C. Zalewski,	2008	$8,452	$408	—	—	—	$8,860
Interim Principal Financial Officer

James R. Klein,	2008	$9,200	$756	—	—	—	$9,956
Senior Vice President, Chief Technology Officer	2007	$4,500	$786	—	—	—	$5,286
	2006	$4,400	$786	—	—	—	$5,186

James R. Milligan,	2008	$9,120	$507	$378	—	—	$10,005
Senior Vice President for Sales and Government Programs	2007	$4,500	$489	$2,452	—	—	$7,441
	2006	$4,200	$489	$341	—	—	$5,030

Steven V. Russell,	2008	$9,200	$636	—	—	—	$9,836
Senior Vice President of Corporate Development	2007	$4,500	$565	—	—	—	$5,065
	2006	$4,125	$565	—	—	—	$4,690

(1)	All amounts in this category relate to Company matching contributions to each named executive’s 401(k) savings account (as described in the section titled “Compensation Discussion and Analysis” in this proxy statement).

(2)	All amounts in this category relate to payments made to each named executive for life insurance policies provided by the Company.

(3)	The amount in this category relates to the difference between the market price of each share of the Company’s common stock and the actual price paid by the named executive officer under the 2002 ESPP (as described in the section titled “Compensation Discussion and Analysis” in this proxy statement). Mr. Milligan was the only named executive officer that participated in the 2002 ESPP. No named executive officer is currently participating in the 2008 ESPP.

(4)	The amount in this category relates to the payment Mr. Hagen received for taxable relocation expenses pursuant to his employment agreement. The Company’s proxy statement in connection with the 2006 Annual Meeting of Stockholders reported a payment by the Company to Mr. Hagen of $53,541.13 for relocation expenses and a $22,288.54 payment for a gross-up on taxable relocation expenses pursuant to Mr. Hagen’s employment agreement. Under the terms of Mr. Hagen’s employment agreement, Mr. Hagen was to receive a maximum of $150,000 in relocation expenses. Mr. Hagen’s relocation expenses totaled $159,965 (including tax gross-up), and the excess $9,965 was authorized by the Chairman of the Board of Directors.

(5)	The amount in this category relates to the payment Mr. Hagen received for a gross-up on taxable relocation expenses pursuant to his employment agreement.

Grants of Plan-Based Awards Table

Fiscal Year 2008

The “Grants of Plan-Based Awards Table” below is a supporting table to the “Summary Compensation Table” that provides additional information regarding the grants shown in the “Stock Awards,” “Option Awards,” and “Non-Equity Incentive Plan Compensation” columns. However, no grants of stock awards or option awards were made to the Company’s named executive officers in 2008, and therefore those columns have been deleted from this year’s table. All grants to the Company’s named executive officers in fiscal year 2008 of non-equity incentive plan awards were made under the 2008 ICP. Such grants were awarded based upon the performance of both the Company and the individual participant during fiscal year 2008. All payouts under these awards have been approved by the Compensation Committee and ratified by the Board of Directors and were paid in March 2009. Further information on the 2008 ICP, including the compensation determination of the amount payable to each individual, may be found in the section titled “Compensation Discussion and Analysis” in this proxy statement.

Name and Principal Position (NEOs)	Payouts Under Non-Equity Incentive Plan Awards
	Threshold ($)(1)	Target ($)(2)	Maximum ($)(3)
Keith B. Hagen,	$0	$484,750	$605,937
Former Principal Executive Officer
David L. Piazza,	$0	$150,000	$187,500
Principal Financial Officer
Lora C. Zalewski,	$0	$35,000	$43,750
Interim Principal Financial Officer
James R. Klein,	$0	$157,500	$196,875
Senior Vice President, Chief Technology Officer
James R. Milligan,	$0	$107,500	$134,375
Senior Vice President for Sales and Government Programs
Steven V. Russell,	$0	$137,500	$171,875
Senior Vice President of Corporate Development

(1)	Pursuant to the terms of the 2008 ICP, all participants, including our named executive officers, could have earned any amount between zero and the maximum ICP bonus payable, depending on the performance of both the Company and the participant.

(2)	As discussed in the section titled “Compensation Discussion and Analysis” in this proxy statement, all of our named executive officers received payouts under the 2008 ICP. The compensation for each named executive officer reported in this column represents the target bonus that would have been paid to such named executive officer under the 2008 ICP if all Company and individual goals were fully met (but not overachieved). The actual amount paid to each named executive officer pursuant to the 2008 ICP is listed in the “Non-Equity Plan Compensation” column in the “Summary Compensation Table.”

Individual performance goals for all named executive officers except Ms. Zalewski comprised 25% of their target 2008 ICP bonuses. Individual performance goals for Ms. Zalewski comprised 40% of her target 2008 ICP bonus.

With respect to the 2008 ICP bonuses related to the Company’s financial performance goals, the Company overachieved its net income target and achieved its revenue target, but did not fully achieve its sales booking target. The Company’s overachievement of its net income target increased each named executive officer’s maximum bonus potential to 125% of his/her target ICP bonus. However, because the Company did not meet its sales bookings target, the sales bookings target portion of the Company goals for the 2008 ICP bonus for each of the named executive officers was calculated as 75% achieved.

(3)	As discussed in the section titled “Employment Agreements” in this proxy statement, our named executive officers were eligible for the following target payments under the 2008 ICP:

a.	Mr. Hagen: 100% of his then-current annual rate of base salary;
b.	Mr. Piazza: 50% of his then-current annual rate of base salary;
c.	Ms. Zalewski: 20% of her then-current annual rate of base salary;
d.	Mr. Klein: 50% of his then-current annual rate of base salary;
e.	Mr. Milligan: 50% of his then-current annual rate of base salary; and
f.	Mr. Russell: 50% of his then-current annual rate of base salary.

The amounts represented in this column reflect the maximum amount of 2008 ICP compensation that the individuals could have received if the Company overachieved its financial performance targets and each individual met his individual performance goals. The maximum amount payable to each named executive officer under the 2008 ICP was 125% of his/her target 2008 ICP bonus. As discussed in the section titled “Compensation Discussion and Analysis” in this proxy statement, the maximum amount payable to each named executive officer under the 2009 ICP will be 110% of his/her target 2009 ICP bonus.

Employment Agreements

The terms and conditions of each of the employment agreements with our named executive officers who continued to serve at December 31, 2008, as well as that of Mr. Peebles, who commenced service as the Company’s interim President and Chief Executive Officer on March 25, 2009, are below (change in control, termination, death and disability provisions of each named executive officer’s employment agreement are provided in the sections titled “Payments upon Termination and Change in Control” and “Payments Upon Death or Disability” in this proxy statement). Actual annual base salary earned by each named executive officer for fiscal year 2008 is set forth in the Summary Compensation Table in the section titled “Executive Compensation” in this proxy statement.

Keith B. Hagen

QuadraMed entered into an employment agreement with Keith B. Hagen, effective October 17, 2005, which was amended on March 26, 2008 and terminated on March 25, 2009 in conjunction with the execution of a Separation Agreement and Release, effective March 25, 2009, the terms of which are discussed in the section titled “Payments upon Termination and Change in Control” in this proxy statement. Under the employment agreement, Mr. Hagen served as an executive officer in the positions of President and Chief Executive Officer. Mr. Hagen’s employment agreement had an initial term of two years and automatically renewed for one-year terms, unless 30 days’ prior notice was given by either party. The employment agreement provided:

•

an annual base salary, which may have been increased each calendar year by the Compensation Committee and/or Board, but not decreased, had the agreement not been terminated (for reference, Mr. Hagen’s base salary as of March 25, 2009 was $484,750);

•	reimbursement of customary, ordinary and necessary business expenses;

•	an annual incentive compensation bonus of up to 100% of Mr. Hagen’s base salary;

•	eligibility for additional annual stock option grants as determined by the Board or the Compensation Committee;

•

welfare benefits such as participation in group life, medical and dental insurance, short-term disability insurance, accidental death and dismemberment insurance, 401(k), profit sharing, stock purchase and option plans; and

•	five weeks of paid vacation.

In addition, under the employment agreement, Mr. Hagen received a signing bonus of $65,000, reimbursement of relocation expenses up to $150,000, a guaranteed bonus of $205,000 upon continued employment with the

Company through December 31, 2006, additional incentive compensation bonus of up to $205,000 based on certain 2006 performance measures, 110,000 (550,000 pre-reverse stock split) stock options and 110,000 (550,000 pre-reverse stock split) restricted shares of the Company’s common stock.

David L. Piazza

QuadraMed entered into an employment agreement with David L. Piazza, effective August 10, 2005, which was amended on March 26, 2008. Under the employment agreement, Mr. Piazza serves as an executive officer in the positions of Chief Financial Officer and Executive Vice President. The employment agreement has an initial term of one year and will be automatically renewed for one-year terms, unless thirty days’ prior notice is given by either party. The employment agreement provides:

•	a annual base salary, which may be increased each calendar year by the Compensation Committee and/or Board (for reference, Mr. Piazza’s current base salary is $330,000);

•

eligibility for an incentive compensation bonus target of 50% of his annual base rate of salary and additional discretionary bonuses based on the achievement of certain specified goals established by the Board;

•	reimbursement for customary, ordinary and necessary business expenses;

•

welfare benefits such as participation in group life, medical and dental insurance, short-term disability insurance, accidental death and dismemberment insurance, 401(k), profit sharing, stock purchase and option plans; and

•	five weeks of paid vacation.

In addition, under the employment agreement, Mr. Piazza received 30,000 (150,000 pre-reverse stock split) stock options under the 2004 Plan.

James R. Klein

QuadraMed entered into an employment agreement with James R. Klein, effective August 1, 2005, which was amended on March 26, 2008. On April 29, 2009, the Board approved changes in the severance provisions of Mr. Klein’s employment agreement, as more fully described in the section titled “Payments upon Termination and Change in Control” below, and Mr. Klein and the Company were in the process of finalizing and executing this amendment to Mr. Klein’s employment agreement at the time of the filing and mailing of this proxy statement. Under the employment agreement, Mr. Klein serves as an executive officer in the position of Senior Vice President, Chief Technology Officer. The employment agreement has an initial term of two years and will be automatically renewed for one-year terms, unless thirty days’ prior notice is given by either party. The employment agreement provides:

•	an annual base salary, which may be increased each calendar year by the Compensation Committee and/or Board (for reference, Mr. Klein’s current base salary is $315,000);

•

eligibility for an incentive compensation bonus target of 50% of his annual base rate of salary and additional discretionary bonuses based on the achievement of certain specified goals established by the Board;

•	reimbursement of customary, ordinary and necessary business expenses;

•

welfare benefits such as participation in group life, medical and dental insurance, short-term disability insurance, accidental death and dismemberment insurance, 401(k), profit sharing, stock purchase and option plans; and

•	five weeks of paid vacation.

In addition, under the employment agreement, Mr. Klein received a signing bonus of $50,000, an incentive compensation bonus target of 50% of his annual base rate of salary pro-rated to 25% for 2005, 40,000 (200,000 pre-reverse stock split) stock options and 20,000 (100,000 pre-reverse stock split) restricted shares of the Company’s common stock.

James R. Milligan

Under the employment agreement executed on July 16, 2007 and amended on March 26, 2008, Mr. Milligan serves as an executive officer in the position of Senior Vice President for Sales and Government Programs. The employment agreement has an initial term of one year and will be automatically renewed for one-year terms, unless three months’ prior notice is given by either party. The employment agreement provides:

•	an annual base salary, which may be increased each calendar year by the Compensation Committee and/or Board (for reference, Mr. Milligan’s current base salary is $215,000);

•	eligibility for an incentive compensation bonus target of 50% of his annual base rate of salary;

•	eligibility for sales commission compensation under the Company’s Sales Compensation Plan;

•	reimbursement of customary, ordinary and necessary business expenses;

•

welfare benefits such as participation in group life, medical and dental insurance, short-term disability insurance, accidental death and dismemberment insurance, 401(k), profit sharing, stock purchase and option plans; and

•	four weeks of paid vacation.

Steven V. Russell

QuadraMed entered into an employment agreement with Steven V. Russell, effective November 21, 2005, which was amended on March 26, 2008. Under the employment agreement, Mr. Russell serves as an executive officer in the position of Senior Vice President of Corporate Development. The employment agreement has an initial term of one year and will be automatically renewed for one-year terms, unless thirty days’ prior notice is given by either party. The employment agreement provides:

•	an annual base salary, which may be increased each calendar year by the Compensation Committee and/or Board (for reference, Mr. Russell’s current base salary is $288,750);

•

eligibility for an incentive compensation bonus target of 50% of his annual base rate of salary and additional discretionary bonuses based on the achievement of certain specified goals established by the Board;

•	reimbursement of customary, ordinary and necessary business expenses;

•

welfare benefits such as participation in group life, medical and dental insurance, short-term disability insurance, accidental death and dismemberment insurance, 401(k), profit sharing, stock purchase and option plans; and

•	four weeks of paid vacation.

In addition, under the employment agreement, Mr. Russell received 15,000 (75,000 pre-reverse stock split) stock options.

Lora C. Zalewski

QuadraMed has never entered into an employment agreement or other arrangement with Ms. Zalewski. In connection with Ms. Zalewski’s appointment as interim Chief Financial Officer on September 1, 2008,

Ms. Zalewski received additional compensation of $8,000 per month over her then-current base salary of $175,000 for the duration of her tenure as interim Chief Financial Officer and a retention bonus of $60,000 if she continued service with the Company in any capacity through the date of the filing of the 2008 Annual Report. As Ms. Zalewski remained employed by the Company through the date of the filing of the 2008 Annual Report, the Company paid Ms. Zalewski the full retention bonus. Pursuant to the terms of the 2008 ICP and 2009 ICP, Ms. Zalewski’s position as Vice President of Finance entitles her to a target ICP bonus of 20% of her annual base salary. Ms. Zalewski did not receive an increased ICP target in conjunction with her service as interim Chief Executive Officer.

James E. Peebles

QuadraMed entered into an employment agreement with James E. Peebles, effective March 25, 2009. Under the employment agreement, Mr. Peebles serves as an executive officer in the position of interim President and Chief Executive Officer. The employment agreement has a month to month term for up to a period of one year from the effective date. The Company may terminate the employment agreement upon seven days’ prior notice (except for cases of termination for cause, in which no such notice is required). The employment agreement provides:

•	a monthly base salary of $50,000, which may be increased by the Compensation Committee and/or Board;

•

reimbursement of (i) reasonable temporary living expenses associated with residence in or around Reston, Virginia, (ii) travel expenses between Reston, Virginia and his permanent places of residence, (iii) automobile rental and associated expenses, including fuel, or mileage while in Reston, Virginia, and (iv) customary, ordinary and necessary business expenses; and

•	payment of a $64 per diem amount to cover meals and other incidental expenses.

All Named Executive Officers

In addition to the above-described agreements, each of the Company’s named executive officers, like all QuadraMed employees, has executed a Proprietary Information and Non-Competition Agreement, at the time of such officer’s hiring, as part of the terms of employment with the Company. Each executive’s employment agreement, in conjunction with such Proprietary Information and Non-Competition Agreement, provides the following:

•	prohibitions on the disclosure of confidential information during the officer’s tenure with the Company and for a period of seven years thereafter;

•

provisions obligating the officer to assist the Company, at the Company’s expense, in obtaining, maintaining, defending and enforcing all legal rights and remedies in respect of any confidential information and intellectual property of the Company during the officer’s tenure with the Company and for a period of seven years thereafter;

•

non-competition provisions applicable for the period commencing upon the termination of the officer’s employment with the Company and ending 12 months after such termination, provided that the period shall be extended for so long as the officer violates the non-competition obligations and for any period(s) of time required for litigation to enforce the Proprietary Information and Non-Competition Agreement’s provisions; and

•	nondisparagement provisions applicable during the officer’s tenure with the Company and thereafter.

Outstanding Equity Awards at Fiscal 2008 Year-End Table

The following table sets forth the equity awards held by our named executive officers which were outstanding as of December 31, 2008.

	Option Awards(1)
Name and Principal Position	Grant Date		Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date
Keith B. Hagen,	10/17/05		85,097	24,903	(2)	$9.15	10/17/15
Former Principal Executive Officer	12/15/06		20,000	20,000	(2)	$14.00	12/15/16
	12/10/07		12,500	37,500	(2)	$9.95	12/10/17
David L. Piazza,	10/6/03	(3)	11,000	—		$13.25	10/6/13
Principal Financial Officer	8/10/05	(3)	25,545	5,455		$9.00	8/10/15
	2/6/06	(3)	6,221	2,779		$8.50	2/6/16
	1/23/07	(3)	9,167	10,833		$14.15	1/23/17
	6/7/07	(3)	14,243	25,757		$15.95	6/7/17
Lora C. Zalewski,	5/03/04		2,000	—		$14.25	5/03/14
Interim Principal Financial Officer	6/26/07		3,000	5,000		$15.45	6/26/17
James R. Klein,	8/1/05		33,333	6,667		$8.70	8/1/15
Senior Vice President, Chief Technology Officer	2/6/06		7,083	2,917		$8.50	2/6/16
	6/7/07		11,250	18,750		$15.95	6/7/17
James R. Milligan,	10/8/01		3,000	—		$25.75	10/8/11
Senior Vice President for Sales and Government Programs	4/1/04		2,000	—		$15.45	4/1/14
	5/25/05		3,583	417		$7.70	5/25/15
	8/11/05		16,667	3,333		$9.95	8/11/15
	2/6/06		6,248	2,572		$8.50	2/6/16
	1/23/07		9,583	10,417		$14.15	1/23/17
	6/7/07		22,500	37,500		$15.95	6/7/17
Steven V. Russell,	11/21/05		11,563	3,437		$6.20	11/21/15
Senior Vice President of Corporate Development	1/23/07		9,583	10,417		$14.15	1/23/17
	6/7/07		24,375	40,625		$15.95	6/7/17

(1)	All stock option awards have a maximum term of 10 years, subject to earlier cancellation upon termination of the named executive officer’s service with the Company in certain circumstances. The right to exercise the option vests as follows: (i) 25% of the option shares on the first anniversary of the grant date and (ii) the remaining 75% of the option shares in a series of 36 equal monthly installments upon the recipient’s completion of each month of service with the Company after the first anniversary of the grant date, subject to acceleration in the event of a change in control and certain termination events.

(2)	Pursuant to the terms of Mr. Hagen’s employment agreement and separation agreement, upon his departure as the Company’s President and Chief Executive Officer, effective March 25, 2009, all of Mr. Hagen’s options that had not vested as of his termination date were accelerated and such options became fully vested and exercisable immediately.

(3)	All of Mr. Piazza’s stock options were reinstated at their original terms upon his return to the Company on September 9, 2008. The dates listed in the table for Mr. Piazza reflect the original grant date for each stock option award rather than the reinstatement date of September 9, 2009.

Option Exercises and Stock Vested Table

Fiscal Year 2008

The following table sets forth the number of shares acquired and value realized by our named executive officers upon stock award vesting during the year ended December 31, 2008. None of our named executive officers exercised stock option awards during the year ended December 31, 2008.

Stock Awards
Name and Principal Position	Number of Shares Acquired on Vesting (#)		Value Realized On Vesting ($)
Keith B. Hagen, Former Principal Executive Officer	110,000	(1)	$742,500	(2)
David L. Piazza, Principal Financial Officer	—		—
Lora C. Zalewski, Interim Principal Financial Officer	—		—
James R. Klein, Senior Vice President, Chief Technology Officer	6,000	(3)	$55,740	(4)(1)
James R. Milligan, Senior Vice President for Sales and Government Programs	—		—
Steven V. Russell, Senior Vice President of Corporate Development	—		—

(1)	On October 17, 2005, Mr. Hagen’s hire date, Mr. Hagen received a grant of 110,000 (550,000 pre-reverse stock split) shares of restricted stock pursuant to a Restricted Stock Agreement. These shares cliff vested on the third anniversary of the grant (October 17, 2008) as Mr. Hagen had been continuously employed by the Company on that date. On October 17, 2008, the Company repurchased 46,420 of such shares to enable Mr. Hagen to pay taxes imposed upon him due to the vesting of the restricted shares.

(2)	As the closing price of the Company’s common stock on the NASDAQ Stock Exchange was $6.75 on October 17, 2008, the vesting date for all 110,000 shares of Mr. Hagen’s restricted stock, Mr. Hagen realized a value of $742,500 on the 110,000 shares upon vesting. On October 17, 2008, the Company entered into a definitive stock repurchase agreement with Mr. Hagen for the repurchase of 46,420 of such shares for an aggregate purchase price of $313,335. The aggregate purchase price was based upon a price per common share of $6.75, the closing price of the Company’s common stock on the NASDAQ Stock Exchange on October 17, 2008.

(3)	On August 1, 2005, Mr. Klein’s hire date, Mr. Klein received a grant of 20,000 (100,000 pre-reverse stock split) shares of restricted stock pursuant to a Restricted Stock Agreement. These shares of restricted stock vested 7,000 (35,000 pre-reverse stock split) on the first anniversary of the date of grant (August 1, 2006), 7,000 (35,000 pre-reverse stock split) on the second anniversary of the date of grant (August 1, 2007), and 6,000 (30,000 pre-reverse stock split) on the third anniversary of the date of grant (August 1, 2008).

(4)	As the closing price of the Company’s common stock on the NASDAQ Stock Exchange was $9.29 on August 1, 2008, the vesting date for 6,000 shares of Mr. Klein’s restricted stock, Mr. Klein realized a value of $55,740 on the 6,000 shares upon vesting.

Payments upon Termination and Change in Control

The Company provides severance and change in control arrangements in the employment agreements executed with its named executive officers (except Mr. Peebles, as described below). These arrangements are negotiated with such executives in a manner that provides sufficient benefits to the executives in the event of involuntary termination (other than for cause) or change in control to encourage them to accept positions with the Company.

Definition of Change in Control

Under the terms of the named executive officers’ current, or in the case of Mr. Hagen, terminated, employment, stock option and restricted stock agreements, and the 2004 Plan, a “change in control” means:

(i) a merger or acquisition in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the Company’s state of incorporation;

(ii) a sale, transfer or other disposition of all or substantially all of the assets of the Company;

(iii) a transfer of all or substantially all of the Company’s assets pursuant to a partnership or joint venture agreement or similar arrangement where the Company’s resulting interest is less than 50%;

(iv) any reverse merger in which the Company is the surviving entity but in which 50% or more of the Company’s outstanding voting stock is transferred to holders different from those who held the stock immediately prior to such merger;

(v) on or after the date hereof, a change in ownership of the Company through an action or series of transactions, such that any person is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing 50% or more of the securities of the combined voting power of the Company’s outstanding securities; or

(vi) a majority of the members of the Board are replaced during any 12-month period by Directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of such appointment or election.

Under the terms of the 1999 Plan, a “change in control” means a change in ownership or control of the Company effected through either of the following transactions:

(i) the acquisition, directly or indirectly, by any person or related group of persons (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company), of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than 50% of the total combined voting power of the Company’s outstanding securities pursuant to a tender or exchange offer made directly to the Company’s stockholders which the Board does not recommend such stockholders to accept; or

(ii) a change in the composition of the Board over a period of 36 consecutive months or less such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time the Board approved such election or nomination.

Severance Provisions for Named Executive Officers

Under the terms of Mr. Hagen’s employment agreement, as amended, which was terminated on March 25, 2009, if Mr. Hagen’s service was involuntarily terminated (other than in connection with a change in control or a termination for cause), Mr. Hagen would have received a lump sum payment in an aggregate amount equal to the sum of (i) 12 months of his then-current annual base salary and (ii) the target ICP bonus payable under the then-current ICP for the year in which such termination occurred (calculated and paid as if Mr. Hagen and the Company each fully achieved any goals necessary for such full ICP payment) (the “Target ICP Bonus”), though Mr. Hagen may have elected to have such benefit paid to him in approximately equal monthly installments over a 12 month period following his termination date, provided that no payments would be made after March 15th of the year following the year of Mr. Hagen’s involuntary termination. Mr. Hagen would also have received 12 months of the same welfare benefits (other than disability) for himself and his dependents, if otherwise eligible, to which he had been entitled as an employee. Under the terms of Mr. Hagen’s employment agreement, if Mr. Hagen’s service was involuntarily terminated in connection with a change in control of the Company or within six months of such change in control, Mr. Hagen would have received a lump sum payment, payable upon departure, equal to the sum of (i) two times his then-current annual base salary and (ii) the Target ICP Bonus, though Mr. Hagen may have elected to have such benefit paid to him in approximately equal monthly installments over a 12-month period following his termination date, provided that no payments would be made after March 15th of the year following the year of Mr. Hagen’s involuntary termination. Mr. Hagen would also have received 12 months of the same welfare benefits (other than disability) for himself and his dependents, if otherwise eligible, to which he had been entitled as an employee. Under the terms of his Inducement Stock Option Agreement and Restricted Stock Agreement, both as amended and both terminated on March 25, 2009, Mr. Hagen’s employment agreement, as amended and subsequently terminated on March 25, 2009, the 2004 Plan, and the approval by the Board on June 7, 2007 to amend the terms of Mr. Hagen’s outstanding stock options, upon an involuntary termination (not for cause) or immediately prior to the effective date of a change in control (without regard to whether Mr. Hagen was terminated in connection with such change in control), Mr. Hagen would have received the following benefits: (i) automatic acceleration of his unvested options such that all options will be vested and exercisable and (ii) automatic acceleration of the lapsing of forfeiture restrictions on his restricted stock such that all shares of restricted stock vest in full. Receipt by Mr. Hagen of severance and welfare benefits from the Company upon termination were to be in lieu of all other amounts payable by the Company to Mr. Hagen and in settlement and complete release of all claims Mr. Hagen may have had against the Company or its Directors, officers, or stockholders, other than those arising out of the severance and welfare benefits due and payable under his employment agreement and Mr. Hagen’s rights under his employment agreement.

In connection with Mr. Hagen’s departure as President and Chief Executive Officer, the Company and Mr. Hagen entered into a Separation Agreement and Release, effective March 25, 2009. The Separation Agreement and Release includes the following material provisions:

•

Cash severance of $969,500, which is equal to the sum of (i) one year of Mr. Hagen’s current base salary ($484,750) and (ii) the full annual incentive compensation bonus payable to Mr. Hagen based upon satisfaction of certain performance objectives tied to the Company’s annual Business Plan, calculated and paid as if Mr. Hagen and the Company each fully achieved all such performance objectives ($484,750), payable in a lump sum within 30 days of the Termination Date (such amount was paid to Mr. Hagen on April 10, 2009);

•	Continuation of welfare benefits (other than disability and severance plan benefits) for a period of 12 months after the Termination Date;

•

Vesting of all previously unvested options, such that all 200,000 options to purchase shares of the Company’s common stock held by Mr. Hagen are exercisable as of the Termination Date, with the 110,000 options under Mr. Hagen’s Inducement Stock Option Agreement exercisable until March 25, 2010 and the 90,000 options under the Company’s 2004 Plan exercisable until March 25, 2011;

•

Continuation of (i) indemnification rights previously afforded to Mr. Hagen prior to the Termination Date under the Company’s organizational documents and that certain Indemnification Agreement between the Company and Mr. Hagen, dated as of September 16, 2008 and (ii) coverage under the Company’s Directors’ and Officers’ Insurance policy until March 25, 2015 with respect to acts occurring prior to termination of Mr. Hagen’s service as an officer of the Company;

•

Acknowledgement of the post-employment non-solicitation, non-competition, non-disparagement and confidentiality covenants by Mr. Hagen as set forth in that certain Proprietary Information and Non-Competition Agreement between the Company and Mr. Hagen, executed on September 26, 2005; and

•	Mutual general releases between the Company and Mr. Hagen.

Under the terms of Mr. Piazza’s employment agreement, as amended, if Mr. Piazza’s service is involuntarily terminated (other than in connection with a change in control or a termination for cause), Mr. Piazza will receive severance as follows: (i) 12 months of his then-current annual base salary, payable in monthly installments over a 12-month period following the date of such involuntary termination, and (ii) his bonus payable under the ICP for the year in which such termination occurred (calculated as if Mr. Piazza fully achieved any goals necessary for his target ICP bonus and based upon the Company’s actual achievement of its goals under the ICP), pro-rated through the date of such termination, paid in a lump sum when the Company pays ICP bonuses to other eligible employees for service in the year of Mr. Piazza’s termination, but in no event later than March 15th of the year following the year of Mr. Piazza’s involuntary termination. Mr. Piazza would also receive 12 months of the same health benefits to which he (and his dependents, as applicable) had been entitled as an employee. If Mr. Piazza’s service is involuntarily terminated in connection with a change in control of the Company or within six months of such change in control, Mr. Piazza will receive a lump sum payment, payable upon departure, equal to the sum of (i) 12 months of his then-current annual base salary and (ii) his bonus payable under the ICP for the year in which such termination occurred (calculated as if Mr. Piazza and the Company each fully achieved any goals necessary for such target ICP bonus payment), though Mr. Piazza may elect to have such benefit paid to him in approximately equal monthly installments over a 12-month period following his termination date, provided that no payments shall be made after March 15th of the year following the year of Mr. Piazza’s involuntary termination. Mr. Piazza (and his dependents, if otherwise entitled) would also receive 12 months of the same health benefits to which he had been entitled as an employee. Under the terms of the 1999 Plan and 2004 Plan, his employment agreement, as amended, and the approval by the Board on June 7, 2007 to amend the terms of Mr. Piazza’s outstanding stock options, upon an involuntary termination (not for cause) or immediately prior to the effective date of a change in control (without regard to whether Mr. Piazza is terminated in connection with such change in control), all of Mr. Piazza’s unvested options will automatically vest and become exercisable. Receipt by Mr. Piazza of all severance benefits due to termination shall be in lieu of all other amounts payable by the Company to Mr. Piazza and in settlement and complete release of all claims Mr. Piazza may have against the Company or its Directors, officers, or stockholders, other than those arising out of the severance benefits due and payable under his employment agreement and Mr. Piazza’s rights under his employment agreement.

Under the terms of Mr. Klein’s employment agreement, as amended (which second amendment was in the process of being executed by the Company and Mr. Klein at the time of the filing and mailing of this proxy statement), Inducement Stock Option Agreement and Restricted Stock Agreement (such Inducement Stock Option Agreement and Restricted Stock Agreement both were entered into by and between Mr. Klein and the Company concurrent with the execution of Mr. Klein’s original employment agreement and were subsequently amended on August 8, 2007) and the 2004 Plan (with respect to stock options granted to Mr. Klein under such plan), if Mr. Klein’s service is involuntarily terminated (other than in connection with a change in control or a termination for cause), Mr. Klein will receive severance as follows: (i) 12 months of his then-current annual base salary, payable in monthly installments over a 12-month period following the date of such involuntary termination, and (ii) his bonus payable under the ICP for the year in which such termination occurred (calculated as if Mr. Klein fully achieved any goals necessary for his target ICP bonus and based upon the Company’s actual achievement of its goals under the ICP), pro-rated through the date of such termination, paid in a lump sum when the Company pays ICP bonuses to other eligible employees for service in the year of Mr. Klein’s termination, but in no event later than March 15th of the year following the year of Mr. Klein’s involuntary termination. Mr. Klein would also receive 12 months of the same health benefits to which he (and his dependents, as applicable) had been entitled as an employee. If Mr. Klein’s service is involuntarily terminated in connection with a change in control of the Company or within 12 months of such change in control, Mr. Klein will receive a lump sum payment, payable upon departure, equal to the sum of (i) 12 months of his then-current annual base salary and (ii) his bonus payable under the ICP for the year in which such termination occurred (calculated as if Mr. Klein and the Company each fully achieved any goals necessary for such target ICP bonus payment), though Mr. Klein may elect to have such benefit paid to him in approximately equal monthly installments over a 12-month period following his termination date, provided that no payments shall be made after March 15th of the year following the year of Mr. Klein’s involuntary termination. Mr. Klein (and his dependents, if otherwise entitled) would also receive 12 months of the same health benefits to which he had been entitled as an employee. Under the terms of his Inducement Stock Option Agreement and Restricted Stock Agreement, his employment agreement, as amended, the 2004 Plan, and the approval by the Board on June 7, 2007 to amend the terms of Mr. Klein’s outstanding stock options, immediately prior to the effective date of a change in control (without regard to whether Mr. Klein is terminated in connection with such change in control), Mr. Klein would receive the following benefits: (i) automatic acceleration of his unvested options such that all options will be vested and exercisable and (ii) automatic acceleration of the lapsing of forfeiture restrictions on his restricted stock such that all shares of restricted stock vest in full. Receipt by Mr. Klein of severance and welfare benefits from the

Company upon termination shall be in lieu of all other amounts payable by the Company to Mr. Klein and in settlement and complete release of all claims Mr. Klein may have against the Company or its Directors, officers, or stockholders, other than those arising out of the severance and welfare benefits due and payable under his employment agreement and Mr. Klein’s rights under his employment agreement.

Under the terms of Mr. Milligan’s employment agreement, as amended, if Mr. Milligan’s service is involuntarily terminated (other than for termination for cause), Mr. Milligan will receive severance as follows: (i) 12 months of his then-current annual base salary payable in monthly installments over a 12-month period following his termination date and (ii) his bonus payable under the ICP for the year in which such termination occurred (calculated as if Mr. Milligan fully achieved any goals necessary for his target ICP bonus payment and based upon the Company’s actual achievement of its goals under the ICP), pro-rated through the date of such termination, paid in lump sum when the Company pays ICP bonuses to other eligible employees for service in the year of Mr. Milligan’s termination, but in no event later than March 15th of the year following the year of Mr. Milligan’s involuntary termination. Mr. Milligan would also receive 12 months of the same health benefits to which he (and his dependents, as applicable) had been entitled as an employee. If Mr. Milligan’s service is involuntarily terminated in connection with a change in control of the Company or within six months of such change in control, Mr. Milligan will receive a lump sum payment, payable upon departure, equal to the sum of (i) 12 months of his then-current annual base salary and (ii) his target ICP bonus payable under the ICP for the year in which such termination occurred (calculated as if Mr. Milligan and the Company each fully achieved any goals necessary for such full ICP payment), though Mr. Milligan may elect to have such benefit paid to him in approximately equal monthly installments over a 12-month period following his termination date, provided that no payments shall be made after March 15th of the year following the year of Mr. Milligan’s involuntary termination. Mr. Milligan (and his dependents, if otherwise entitled) would also receive 12 months of the same health benefits to which he had been entitled as an employee. Under his employment agreement, as amended, the terms of the 1999 Plan and 2004 Plan, and the approval by the Board on June 7, 2007 to amend the terms of Mr. Milligan’s outstanding stock options, upon an involuntary termination (not for cause) or immediately prior to the effective date of a change in control (without regard to whether Mr. Milligan is terminated in connection with such change in control), all of Mr. Milligan’s unvested options will automatically vest and become exercisable. Receipt by Mr. Milligan of all severance benefits due to termination shall be in lieu of all other amounts payable by the Company to Mr. Milligan and in settlement and complete release of all claims Mr. Milligan may have against the Company or its Directors, officers, or stockholders, other than those arising out of the severance benefits due and payable under his employment agreement and Mr. Milligan’s rights under his employment agreement.

Under the terms of Mr. Russell’s employment agreement, as amended, if Mr. Russell’s service is involuntarily terminated (other than in connection with a change in control or a termination for cause), Mr. Russell will receive severance equal to the sum of (i) 12 months of his then-current annual base salary, payable in monthly installments over a 12-month period following the date of such involuntary termination and (ii) his bonus payable under the ICP for the year in which such termination occurred (calculated as if Mr. Russell fully achieved any goals necessary for his target ICP bonus payment and based upon the Company’s actual achievement of its goals under the ICP), pro-rated through the date of such termination and paid in a lump sum when the Company pays ICP bonuses to other eligible employees for service in the year of Mr. Russell’s termination, but in no event later than March 15th of the year following the year of Mr. Russell’s involuntary termination. Mr. Russell would also receive 12 months of the same health benefits to which he (and his dependents, as applicable) had been entitled as an employee and automatic acceleration of his unvested options such that all of these options will be vested and exercisable. If Mr. Russell’s service is involuntarily terminated in connection with a change in control of the Company or within six months of a change in control, Mr. Russell will receive a lump sum payment, payable upon departure, equal to the sum of (i) 12 months of his then-current annual base salary and (ii) his bonus payable under the ICP for the year in which such termination occurred (calculated as if Mr. Russell and the Company each fully achieved any goals necessary for such target ICP bonus payment), though Mr. Russell may elect to have such benefit paid to him in approximately equal monthly installments over a 12-month period following his termination date, provided that no payments shall be made after March 15th of the year following the year of Mr. Russell’s involuntary termination. Mr. Russell (and his dependents, if otherwise eligible) would also receive 12 months of the same health benefits to which he had been entitled as an employee. Under the terms of his Inducement Stock Option Agreement, as amended, his employment agreement, as amended, the 2004 Plan, and the approval by the Board on June 7, 2007 to amend the terms of Mr. Russell’s outstanding stock options, upon an involuntary termination (not for cause) or immediately prior to the effective date of a change in control (without regard to whether Mr. Russell is terminated in connection with such change in control), Mr. Russell would receive the benefit of automatic acceleration of his unvested options such that all options will be vested and exercisable. Receipt by Mr. Russell of severance and welfare benefits from the Company upon termination shall be in lieu of all other amounts payable by the Company to Mr. Russell and in settlement and complete release of all claims Mr. Russell may have against the Company or its Directors, officers, or stockholders, other than those arising out of the severance and welfare benefits due and payable under his employment agreement and Mr. Russell’s rights under his employment agreement.

As the Company and Ms. Zalewski have never entered into an employment agreement or other such arrangement, upon an involuntary termination, Ms. Zalewski is entitled to receive the severance benefits that are available generally to all other eligible employees, which is one week of her then-current base salary for every year of service with the Company.

Mr. Peebles’ employment agreement does not specify any severance or other payment due to Mr. Peebles if he is involuntarily terminated, other than any unpaid compensation earned for services rendered through the date of his termination.

The tables below and amounts shown assume that each named executive officer’s involuntary termination occurred as of December 31, 2008, the last day of the fiscal year. Ms. Zalewski has no written employment agreement or other arrangement providing for severance benefits upon termination. As she is only entitled to a severance payment under the Company’s general severance policy applicable to all eligible employees, she is not included in the tables below. Further, as Mr. Peebles was not a named executive officer during 2008, nor does his employment agreement include severance provisions, he is not included in the tables below. The actual amounts to be paid can only be determined at the time of a change in control or named executive officer’s involuntary termination (other than for cause).

Involuntary Termination Other Than for Cause Upon, or Within Six Months of, Change in Control

Name and Principal Position	Salary	Bonus(1)	Stock Options(2)	Welfare Benefits(3)		Total
Keith B. Hagen,	$969,500	$484,750	$0	$12,536	(4)	$1,466,786
Former Principal Executive Officer

David L. Piazza,	$300,000	$150,000	$0	$18,250		$468,250
Principal Financial Officer

James R. Klein,	$315,000	$157,500	$0	$16,346		$488,846
Senior Vice President, Chief Technology Officer

James R. Milligan,	$215,000	$107,500	$0	$29,636		$352,136
Senior Vice President for Sales and Government Programs

Steven V. Russell,	$275,000	$137,500	$0	$9,284		$421,784
Senior Vice President of Corporate Development

(1)	The amounts in this column reflect the target ICP bonus payable to each named executive officer. Under the terms of each of the named executive officer’s employment agreements, upon an involuntary termination other than for cause in connection with a change in control, severance amounts in respect of such executive’s ICP will be 100% of such executive’s target ICP for the year in which the involuntary termination occurred.

(2)	Under the Inducement Stock Option Agreements, the 1999 Plan and the 2004 Plan, as applicable, for our named executive officers, all of their unvested stock options vest immediately upon a change in control. The closing price of the Company’s common stock on December 31, 2008 was $4.90. None of the named executive officers held unvested options on December 31, 2008 that were in-the-money at that price.

(3)	This amount includes payments for medical, dental, and vision insurance for all named executive officers.

(4)	This amount also includes payments for life and accidental death and dismemberment insurance.

Involuntary Termination Other Than for Cause or Change in Control

Name and Principal Position			Salary	Bonus(1)	Stock Options(2)	Welfare Benefits(3)		Total
Keith B. Hagen,			$484,750	$484,750	$0	$12,536	(4)	$982,036
Former Principal Executive Officer

David L. Piazza,			$300,000	$150,000	$0	$18,250		$468,250
Principal Financial Officer

James R. Klein,	(A	)	$157,500	$0	$0	$8,173		$165,673
Senior Vice President, Chief Technology Officer	(B	)	$315,000	$157,500	$0	$16,346		$488,846

James R. Milligan,			$215,000	$107,500	$0	$29,636		$352,136
Senior Vice President for Sales and Government Programs

Steven V. Russell,			$275,000	$137,500	$0	$9,284		$421,784
Senior Vice President of Corporate Development

(A)	The amounts in this row reflect the severance provisions in Mr. Klein’s employment agreement, as amended, which were in effect at December 31, 2008.

(B)	The amounts in this row reflect the severance provisions in the proposed second amendment to Mr. Klein’s employment agreement approved by the Board on April 29, 2009, as if such terms were in effect at December 31, 2008.

(1)	The amounts in this column reflect the target ICP bonus payable to each named executive officer assuming the Company fully achieved its goals under the ICP.

Under the terms of each of the named executive officer’s employment agreements, as amended (excluding Mr. Klein’s employment agreement in effect as of December 31, 2008 (row A) and Mr. Hagen’s employment agreement, but including the proposed second amendment to Mr. Klein’s employment agreement approved by the Board on April 29, 2009 (row B)), upon an involuntary termination other than for cause or in connection with a change in control, severance amounts in respect of such executive’s ICP will be (i) calculated as if the officer fully achieved any goals necessary for his target ICP bonus payment, (ii) calculated based upon the Company’s actual achievement of its goals under the ICP, (iii) pro-rated through the date of the executive’s termination and (iv) paid in a lump sum when the Company pays ICP bonuses to other eligible employees for service in the year of the executive’s termination.

Upon an involuntary termination other than for cause or in connection with a change in control, Mr. Hagen’s now-terminated employment agreement provided that severance amounts in respect of his ICP would be calculated and paid as if Mr. Hagen and the Company each fully achieved any goals necessary for such target ICP bonus payment, though Mr. Hagen may have elected to have such benefit paid to him in approximately equal monthly installments over a 12-month period following his termination date, provided that no payments would be made after March 15th of the year following the year of Mr. Hagen’s involuntary termination.

The terms of Mr. Klein’s employment agreement, as amended, as in effect at December 31, 2008, did not entitle Mr. Klein to receive any ICP bonus upon an involuntary termination except in the case of a termination with respect to a change in control, as discussed in the table titled “Involuntary Termination Other Than for Cause Upon, or Within Six Months of, Change in Control” in this proxy statement.

Under the 2008 ICP, the Company overachieved its net income target and met its revenue target but did not meet its sales bookings target. The amounts reflecting the Company’s and each named executive officer’s actual achievement under the 2008 ICP are as presented in the column entitled “Non-Equity Incentive Plan Compensation” in the “Summary Compensation Table” in this proxy statement.

(2)	Under the Inducement Stock Option Agreements, the 1999 Plan and the 2004 Plan, as applicable, and the approval by the Board on June 7, 2007 to amend the terms of the Company’s named executive officers’ outstanding stock options, all of the named executive officers’ unvested stock options vest upon an involuntary termination other than for cause. The closing price of the Company’s common stock on December 31, 2008 was $4.90. None of the named executive officers held unvested options on December 31, 2008 that were in-the-money at that price.

(3)	This amount includes payments for medical, dental, and vision insurance for all named executive officers.

(4)	This amount also includes payments for life and accidental death and dismemberment insurance.

Payments Upon Death or Disability

The Company offers insurance coverage to eligible employees, including named executive officers (except for Mr. Peebles, who is deemed to be a “temporary employee” and therefore is not eligible to receive any Company-sponsored insurance coverage or benefits). Further, the Company provides, at its expense, additional insurance coverage to its named executive officers, with the exception of Mr. Peebles, as who, as a “temporary employee,” is ineligible to purchase such coverage, and Ms. Zalewski, who was not added to the executive benefit plan due to her status as an interim executive officer. If a named executive officer dies or becomes disabled (“permanent disability” with respect to Messrs. Hagen, Piazza, Milligan and Russell and “disability” with respect to Mr. Klein, both terms as determined pursuant to the terms of the Company’s disability policies or programs) while he/she is employed, the employment relationship created pursuant to his/her employment agreement with the Company, if applicable, will immediately terminate and no further compensation for service will become payable to such named executive officer. In connection with termination by reason of death, the Company will only be required to pay such named executive officer’s estate any unpaid compensation earned for services rendered through the date of the named executive officer’s death. Further, the named executive officer’s estate will receive, if the nature of such executive’s death falls within the terms of coverage, separate payouts under life and accidental death and dismemberment insurance policies, with the coverage limits for each equal to two times such executive’s annual base salary (up to $1,000,000). However, in no event will the named executive officer’s estate receive in excess of $1,000,000, even if both life and accidental death and dismemberment insurance policies apply. In connection with termination by reason of disability, the Company will be required to pay to the named executive officer any unpaid compensation earned for services rendered through the date of the named executive officer’s disability. The named executive officer would also receive any applicable income continuation payments provided to such executive under the long-term and short-term disability insurance policies funded by the Company on the named executive officer’s behalf. If the nature of such executive’s disability falls within the terms of coverage, the named executive officer would receive an accidental death and dismemberment insurance payout depending on the nature of the disability, up to $1,000,000, as well as payments under the applicable short-term or long-term disability insurance policy. In 2008, as was applicable to all Company employees, the named executive officers (i) received short-term disability coverage that paid 60% of the affected named executive officer’s base salary, up to $1,000 per week for 13 weeks, including a two week waiting period, (ii) received long-term disability coverage that paid 50% of the affected named executive officer’s base salary up to $5,000 per month after 90 days of disability and (ii) were eligible to pay for additional long-term disability coverage, which paid 60% of the affected named executive officer’s base salary up to $10,000 per month after 90 days of disability (the “Long Term Buy-Up Plan”). As of January 1, 2009, the

Company reduced the waiting period for short-term disability coverage from two weeks to one week. Further, as of January 1, 2009, the Company amended the long-term disability coverage such that the long-term disability coverage pays 50% but covers up to $10,000 per month for all employees. The covered limit increase from $5,000 per month to $10,000 per month eliminated the need to offer employees the Long Term Buy-Up Plan.

Under the terms of Mr. Peebles’ employment agreement, if Mr. Peebles dies or becomes permanently disabled (as determined pursuant to the terms of the Company’s disability policies or programs) while he is employed, the employment relationship created pursuant to his employment agreement with the Company will immediately terminate and no further compensation for service will become payable to such named executive officer. The Company will only be required to pay to Mr. Peebles or his estate, as applicable, any unpaid compensation earned by Mr. Peebles for services rendered through the date of his death or disability.

Under the terms of the Inducement Stock Option Agreements of Messrs. Hagen, Klein and Russell and the terms of the 2004 Plan, in the case of stock options held by all named executive officers, should the named executive officer die or become permanently disabled while he/she is employed, then the named executive officer (or his/her estate or other such person, as applicable under the laws of inheritance or by will) may exercise any stock options that were vested at the time of such death or permanent disability. Pursuant to the terms of Mr. Hagen’s employment agreement and separation agreement, upon his departure as the Company’s President and Chief Executive Officer, effective March 25, 2009, the vesting schedules for all of Mr. Hagen’s options that were unexercisable as of his termination date were accelerated and such options became fully vested.

Under the terms of the Restricted Stock Agreements of Messrs. Hagen and Klein, should the named executive officer die or terminate service to the Company due to becoming permanently disabled, the named executive officer (or his estate or other such person, as applicable under the laws of inheritance or by will) shall forfeit any shares of restricted stock that are subject to forfeiture restrictions at the time of such death or permanent disability. However, during 2008, all of the restricted stock held by Messrs. Hagen and Klein fully vested and therefore neither Mr. Hagen nor Mr. Klein currently holds any shares of restricted stock that are subject to forfeiture restrictions.

DIRECTORS’ AND OFFICERS’ LIABILITY INSURANCE

The Company currently has three insurance policies insuring the Directors and officers of the Company and its subsidiaries against any liability incurred by them while acting within the scope of their duties as a Director or officer.

SECURITY OWNERSHIP OF

CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table and the accompanying notes set forth certain information, as of April 22, 2009, concerning the beneficial ownership of our common stock by: (1) each person who is known by us to beneficially own more than 5% of our common stock, (2) each Director of our Company, (3) each named executive officer, and (4) all Directors and named executive officers as a group. The beneficial ownership percentages have been calculated based on 8,296,219 shares of common stock outstanding, excluding 1,163,854 shares held by the Company as treasury shares on April 22, 2009.

Under the SEC’s rules, a person is deemed to be the beneficial owner of a security if such person has or shares the power to vote or direct the voting of such security or the power to dispose or direct the disposition of such security. A person is also deemed to be a beneficial owner of a security if that person has the right to acquire beneficial ownership within 60 days. Accordingly, more than one person may be deemed to be a beneficial owner of the same security. Unless otherwise indicated by footnote, the named entities or individuals have sole voting and investment power with respect to the shares of common stock which they beneficially own. All persons listed have an address in care of QuadraMed’s principal executive offices, except as otherwise noted. All information with respect to beneficial ownership has been furnished to us by our respective stockholders, unless otherwise noted.

Name of Beneficial Owner	Number of Shares Owned		Right to Acquire		Total	Percentage
BlueLine Partners, LLC(1)	1,098,619		—		1,098,619	13.2%
J. Carlo Cannell(2)	597,580		—		597,580	7.2%
Ironwood Investment Management, LLC(3)	548,365		—		548,365	6.6%
MacKay Shields, LLC(4)	814,944		2,995,800	(5)	3,810,744	33.7%
North Run Advisors, LLC(6)	512,674		—		512,674	6.2%
Royce & Associates, LLC(7)	590,220		—		590,220	7.1%
Zazove Associates, LLC(8)	207,671		2,791,123	(9)	2,998,794	27.0%
Julian A. L. Allen(10)	112,120	(11)	4,600		116,720	1.4%
Lawrence P. English(10)	—		394,200		394,200	4.5%
William K. Jurika(10)	696,221	(12)	—		696,221	8.4%
James R. Klein(13)	100		61,667		61,767	*
Robert W. Miller(10)	600		16,400		17,000	*
James R. Milligan(13)	5,653	(14)	71,433		77,086	*
James E. Peebles(10) (13)	—		14,000		14,000	*
Robert L. Pevenstein(10)	2,000		16,400		18,400	*
David L. Piazza(13)	—		78,917		78,917	*
Steven V. Russell(13)	—		57,604		57,604	*
Keith B. Hagen(15)	68,585		200,000		268,585	3.2%
Lora C. Zalewski(16)	—		5,833		5,833	*
All current Directors and executive officers as a group (10 people)(17)	816,694		715,221		1,531,915	17%

*	Less than 1% of our outstanding shares of common stock.

(1)	Address: 402 Railroad Avenue, Suite 201, Danville, CA 94526. This information was obtained from the Form 4 filed with the SEC by BlueLine Partners, LLC on April 24, 2009.

(2)	Address: P.O. Box 3459, 240 E. Deloney Ave., Jackson, WY 83001. This information was obtained from the Schedule 13G/A filed with the SEC by J. Carlo Cannell on February 17, 2009.

(3)	Address: 21 Custom House Street, Suite 240, Boston, MA 02110. This information was obtained from the Schedule 13G/A filed with the SEC by Ironwood Investment Management, LLC on February 17, 2009.

(4)	Address: 9 West 57th Street, New York, NY 10019. MacKay Shields, LLC, a registered investment adviser, is an indirect wholly owned subsidiary of New York Life Insurance Company. This information was obtained from the Schedule 13G/A filed with the SEC by MacKay Shields, LLC on January 13, 2009.

(5)	Represents the number of shares issuable upon the conversion of 1,857,400 shares of Series A Preferred Stock with a conversion rate of 1.6129 shares of common stock per share of Series A Preferred Stock.

(6)	Address: One International Place, Suite 2401, Boston, MA 02110. This information was obtained from the Schedule 13G/A filed with the SEC by North Run Advisors, LLC (“North Run”) on February 17, 2009. According to such filing, this amount represents shares held by North Run Master Fund, LP, for which North Run Capital, LP acts as investment manager. North Run Advisors, LLC is the general partner of North Run Capital, LP. North Run Advisors, LLC is also the general partner of North Run GP, LP, the special general partner of North Run Master Fund, LP. Todd B. Hammer and Thomas B. Ellis are the sole members of North Run Advisors, LLC. North Run Capital, LP, North Run GP, LP, North Run Advisors, LLC, Mr. Hammer and Mr. Ellis have shared voting and dispositive power with respect to the shares and, as the sole members of North Run Advisors, LLC, Messrs. Hammer and Ellis may direct the vote and disposition of such shares.

(7)	Address: 1414 Avenue of the Americas, New York, NY 10019. This information was obtained from the Schedule 13G filed with the SEC by Royce & Associates, LLC on January 30, 2009.

(8)	Address: 940 Southwood, Incline Village, NV 89451. This information was obtained from the Schedule 13G filed with the SEC by Zazove Associates, LLC on February 5, 2009.

(9)	Represents the number of shares issuable upon the conversion of 1,730,496 shares of Series A Preferred with a conversion rate of 1.6129 shares of common stock per share of Series A Preferred Stock.

(10)	Director.

(11)	As reported in Mr. Allen’s Form 3 filed with the SEC on February 6, 2008, the Spitfire Fund LP (the “Fund”) directly owns 112,120 shares of the Company’s common stock. Spitfire Capital LLC, the investment manager of the Fund, and Spitfire Fund GP LLC, the general partner of the Fund, may be deemed to beneficially own the securities. Mr. Allen is the sole member of both Spitfire Capital LLC and Spitfire Fund GP LLC and exercises sole voting and dispositive power with respect to the securities. Mr. Allen disclaims beneficial ownership of these securities, except to the extent of his pecuniary interest therein.

(12)	As reported in Schedule 13G/As filed by Mr. Jurika, Michelle Jurika, and the Jurika Family Trust, U/A 1989 (the “Trust”) with the SEC on April 14, 2009, these shares consist of 53,600 shares of common stock held by the William K. Jurika, IRA (the “IRA”), 603,104 shares of common stock held by the Trust, 3,740 held by the Michelle Jurika, IRA, and 35,777 shares of common stock held by Counterpoint Fund, L.P. (the “L.P.”), the Trust owning 48.1% of the L.P., which is managed by Jurika, Mills, & Keifer, LLC (“JMK”), with Mr. Jurika acting as the managing member of JMK.

(13)	Named Executive Officer, as defined in the section titled “Executive Compensation” in this proxy statement.

(14)	This number of shares includes 313 shares of common stock owned by Mr. Milligan’s wife.

(15)	Mr. Hagen served as the Company’s Chief Executive Officer and President until March 25, 2009 and as a Director until April 14, 2009.

(16)	Ms. Zalewski was appointed to serve as interim Chief Financial Officer on September 1, 2008. She served as interim Chief Financial Officer through September 8, 2008.

(17)	Excludes Mr. Hagen and Ms. Zalewski.

OTHER INFORMATION

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Pursuant to the Company’s Board Approval Policy, adopted by the Nominating and Governance Committee on March 9, 2006 and approved by the Board of Directors on March 9, 2006, it is the policy of the Board that all related-party transactions, as that term is defined by GAAP (including a series of similar or related transactions), shall be subject to approval by the Board, or one of its committees, prior to execution by the Company or any subsidiary of any letter, agreement or document which commits or obligates the Company or a subsidiary to consummate any such transaction. Related-party transactions shall be periodically reported to the Board. Since January 1, 2008, no reportable related-party transactions have occurred nor is any such transaction currently proposed. However, in March 2009, the Board engaged Levick Strategic Communications on a limited basis for a $20,000 fee in connection with the departure of the Company’s President and Chief Executive Officer. Mr. English, a member of the Board, is a paid member of the Advisory Board of Levick Strategic Communications.

LARGEST SECURITY HOLDERS

MacKay Shields, LLC beneficially owns 33.7%, Zazove Associates, LLC beneficially owns 27.0%, BlueLine Partners, LLC beneficially owns 13.2%, William K. Jurika, Director, beneficially owns 8.4%, J. Carlo Cannell beneficially owns 7.2%, Royce & Associates, LLC beneficially owns 7.1%, Ironwood Investment Management, LLC beneficially owns 6.6%, and North Run Advisors, LLC beneficially owns 6.2% of QuadraMed’s common stock (see “Security Ownership of Beneficial Owners and Management,” above).

QuadraMed is not aware of any other beneficial owner of 5% or more of its outstanding shares of common stock.

EQUITY COMPENSATION PLAN INFORMATION

This table provides information about our common stock subject to equity compensation plans as of December 31, 2008.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans
Approved By Stockholders(1)	1,425,738	(2)	$15.37	106,082	(3)
Not Approved by Stockholders(4)	185,000		$9.45	n/a

(1)	The Company has issued stock options and restricted stock under the QuadraMed Corporation Amended and Restated 1996 Stock Incentive Plan (the “1996 Plan”), the 1999 Plan and the 2004 Plan, all of which were approved by stockholders. The 2004 Plan superseded the 1996 Plan, as amended, and the 1999 Plan, as amended, as of May 6, 2004, although stock options and restricted stock under the 1996 and 1999 Plans outstanding as of that date remain subject to the terms of those plans.

(2)	Includes options originally issuable under various benefit plans of entities acquired by us.

(3)	This number excludes options and restricted shares outstanding and shares issued upon exercise of options plan-to-date, as of December 31, 2008.

(4)

The Company has issued stock options outside of stockholder-approved equity compensation plans as inducements for the employment of the following executives (such amounts and exercise prices are listed as of grant date, prior to the one-for-five reverse stock split of the Company’s common stock): Keith B. Hagen

(110,000 (550,000 pre-reverse stock split); exercise price of $9.15 ($1.83 pre-reverse stock split)), James R. Klein (40,000 (200,000 pre-reverse stock split); exercise price of $8.70 ($1.74 pre-reverse stock split)), Steven V. Russell (15,000 (75,000 pre-reverse stock split); exercise price of $6.20 ($1.24 pre-reverse stock split)), and Brook A. Carlon (20,000 (100,000 pre-reverse stock split); exercise price of $15.00 ($3.00 pre-reverse stock split)). The terms of these Inducement Stock Option Agreements provide (i) for a fixed exercise price as set forth in each agreement, which is the closing price of the Company’s common stock on the grant date or the last trading day prior to the grant date or state the exercise price will be the closing price of the Company’s common stock on the grant date or the last trading day prior to the grant date; (ii) options have a maximum term of 10 years; (iii) 25% of the recipient’s options vest on the first anniversary of the grant, with the remaining 75% vesting pro rata in a series of 36 equal monthly installments upon the recipient’s completion of each month of employment after the first anniversary of the grant date; (iv) upon the executive’s involuntary termination (other than a termination for cause) or a change in control of the Company, all options fully vest and remain exercisable for 12 months or until the expiration date (which is 10 years from the grant date); (v) upon the executive’s death or permanent disability, all options that had vested until the date of cessation of service remained exercisable for 12 months (for Mr. Klein, six months); (vi) upon the executive’s voluntary termination, all options that had vested until the date of cessation of service remained exercisable for three months; and (vii) upon the executive’s termination for cause, the options terminate immediately.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the 1934 Act requires QuadraMed’s Directors and executive officers, and persons who own more than 10% of a registered class of QuadraMed’s equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of QuadraMed’s equity securities. Officers, Directors and greater than 10% stockholders are required by SEC regulation to furnish QuadraMed with copies of all Section 16(a) reports they file. Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Forms 5 were required for those persons, QuadraMed believes that all reporting requirements under Section 16(a) for the fiscal year ended December 31, 2008, were met in a timely manner by its Directors, executive officers, and greater than 10% beneficial owners.

PROPOSAL TWO

APPROVAL AND RATIFICATION OF THE ADOPTION OF THE QUADRAMED CORPORATION 2009 STOCK COMPENSATION PLAN

The second proposal item to be voted on is the approval and ratification of the adoption of the QuadraMed Corporation 2009 Stock Compensation Plan.

On June 5, 2008, the stockholders approved the adoption of the QuadraMed Corporation Amended and Restated 2004 Stock Compensation Plan (the “2004 Plan”). The 2004 Plan has a ten-year term, ending on May 6, 2014, and provides stock compensation to employees, consultants, directors, and advisors based on their service to the Company, their performance and other factors. The 2004 Plan authorizes the issuance of nonqualified and incentive stock options (within the meaning of Section 422(b) of the Internal Revenue Code of 1986, as amended (the “Code”)), stock appreciation rights, restricted stock and restricted stock units. The 2004 Plan is currently limited to a maximum distribution of 907,274 shares, with a limit of 300,000 shares that may be granted to any one individual as stock options or stock appreciation rights in any one calendar year period. Stock options, restricted stock, restricted stock units and stock appreciation rights granted under the 2004 Plan will become exercisable/fully vested upon the occurrence of a change in control as defined in the 2004 Plan. As of April 29, 2009, 797,532 shares of common stock have been awarded under the 2004 Plan, of which 40,912 shares have been cancelled, leaving only a total of 150,654 shares available for grants under the 2004 Plan.

The Board has determined that it is in the best interests of the Company to establish a new stock compensation plan, titled the QuadraMed Corporation 2009 Stock Compensation Plan (the “2009 Plan”), to replace the 2004 Plan. The Board, upon the recommendation of the Compensation Committee, approved the 2009 Plan on April 20, 2009. All shares remaining available for issuance under the 2004 Plan have been rolled into the 2009 Plan. Further, the Board is proposing that an additional 499,346 shares be added to the 2009 Plan. Therefore, if adopted by the stockholders, the 2009 Plan will have 650,000 shares of common stock available for awards as stock-based compensation to employees, consultants, directors, and advisors based on their service to the Company, their performance and other factors. The Board believes that the number of shares of common stock proposed for the 2009 Plan will be sufficient for grants of stock options, stock appreciation rights, restricted stock and restricted stock unit awards for the foreseeable future.

Key differences between the 2009 Plan and the 2004 Plan include:

•

The new grant of discretion to the Compensation Committee to cash out, exchange or transfer stock options, stock appreciation rights, restricted stock and restricted stock unit awards and to an acquiror to assume or continue such stock options, stock appreciation rights, restricted stock and restricted stock unit awards in the event of a change in control;

•	Expanded and explicit powers of the Compensation Committee to administer the 2009 Plan;

•

The grant of discretion to the Compensation Committee to amend, modify, cancel or renew any Awards. The 2004 Plan contained similar powers, but limited them to instances where detrimental activity was determined to have occurred;

•

Removal of a provision, which was included in the 2004 Plan, granting the Chief Executive Officer the authority to grant up to 10,000 shares to any participant, with such grant being considered to be an action of the Compensation Committee. The deletion of such provision ensures that all grants will be made by the Compensation Committee; and

•	The addition of the Director Fee Option Grant Program.

The Board believes that these provisions are in the best interests of the Company and the stockholders and reflect improvements over the 2004 Plan.

The 2009 Plan has been structured so that awards of stock options and stock appreciation rights granted under it can satisfy the requirements of “performance-based” compensation within the meaning of

Section 162(m) of the Code (“Section 162(m)”). In general, Section 162(m) prohibits publicly traded companies from deducting compensation in excess of $1 million per taxable year paid to the Company’s Chief Executive Officer or its listed highly-compensated officers (other than the Chief Executive Officer or Chief Financial Officer) unless the compensation is “performance-based.” One of the requirements of performance-based compensation for purposes of Section 162(m) is that the material terms of the performance goal under which compensation is to be paid must be disclosed to and subsequently approved by the shareholders before the compensation is paid. For a stock option plan or stock appreciation rights plan, the material terms include the employees eligible to receive compensation, a disclosure of the maximum number of shares for which grants may be made to any employee, and the exercise price of those stock options (e.g., fair market value on date of grant). With respect to awards under the 2009 Plan, each of these issues is discussed below. Stockholder approval of the 2009 Plan will constitute approval of the material terms of the 2009 Plan for purposes of the approval requirements of Section 162(m).

The stockholders are asked to vote to adopt the 2009 Plan as it will provide a means to furnish stock-based compensation to employees, consultants, directors, and advisors based on their service to the Company, their performance and other factors. The Compensation Committee and Board believe that such compensation serves to further incentivize employees, consultants, directors, and advisors to perform to the best of their abilities to improve the Company’s performance and increase the value of the Company’s stock.

If the Company’s stockholders do not approve the 2009 Plan, the Company will provide stock-based compensation to employees, consultants, directors, and advisors under the 2004 Plan, to the extent that shares remain available under such plan.

Summary of the QuadraMed Corporation 2009 Stock Compensation Plan

The following information outlines the material features of the 2009 Plan. However, it is not a complete description of every provision of the 2009 Plan and is qualified in its entirety by reference to the full text of the 2009 Plan, a copy of which is attached hereto as Exhibit A. Capitalized terms in the summary of the 2009 Plan below not otherwise defined in this proxy statement have the meanings set forth in the 2009 Plan.

Term During Which Awards May Be Made Under Plan	• June 1, 2009 – June 1, 2019.

Eligible Participants

•     Employees, prospective employees (conditioned upon acceptance of employment), advisors, consultants, directors, or other service-providers of the Company, its subsidiaries, or affiliates, selected by the Compensation Committee.

Authorized Shares

•     The maximum aggregate number of shares of common stock that may be issued or granted under the Plan in respect of Awards is 650,000.

•     Shares of common stock will be credited back to the 2009 Plan for reissuance to the extent they were:

•     subject to an outstanding Award that expired, was terminated or canceled, or was settled in cash, or

•     acquired upon the exercise of an Award subject to the Company’s repurchase option.

Administration	• The Compensation Committee of the Board.

Share Limits Per Person

•     In any one calendar year period, the maximum number of shares that may be granted to any one individual:

•     as Options or Stock Appreciation Rights is 300,000 shares

•     as Restricted Stock or Restricted Stock Units is 150,000 shares.

Vesting

•     In general, 25% of the Option shares will vest after one year, and remaining 75% will vest monthly over the following 36 months; however, the Compensation Committee may provide a longer or shorter vesting period in the Award Agreement.

•     Vesting of Restricted Stock and Restricted Stock Units (in full or in installments) shall occur upon the satisfaction of the conditions stated in the recipient’s Award Agreement.

Termination and Amendments

•     In general, the Board has the right to amend or terminate the 2009 Plan at any time, but no amendment will be effective without stockholder approval to the extent required by the Code, applicable securities laws and listing requirements or accounting standards.

•     The Compensation Committee may amend, modify, cancel or renew Awards.

Awards

•     The Compensation Committee shall make Awards of Options, Stock Appreciation Rights, Restricted Stock and Restricted Stock Units in its discretion.

•     Certain Awards may be tied to an individual or the Company meeting performance-based criteria.

•     All Awards of Options, Stock Appreciation Rights, Restricted Stock and Restricted Stock Units will be evidenced by an Award Agreement.

Adjustments

•     Subject to any required action by the stockholders, in the event of any change in common stock effected without receipt of consideration by the Company (whether through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, or any similar change in the capital structure of the Company), the 2009 Plan will be appropriately adjusted both in the number and class of shares reserved for the granting of Awards and in the number, class and price of shares covered by Awards but not then exercised.

Options

•     Both Nonstatutory Stock Options and Incentive Stock Options (within the meaning of Section 422(b) of the Code) may be granted.

•     The Compensation Committee determines the exercise price per share of Options, which shall not be less than the fair market value of the common stock as of the date of grant.

•     The Compensation Committee will determine the Option term at the time of grant, which may not be longer than 10 years.

•     Payment of the exercise price of an Option may be in cash, common stock owned by the optionholder or by a combination of cash and common stock, in the discretion of the Compensation Committee. The 2009 Plan also authorizes the use of certain “cashless” exercise methods.

Stock Appreciation Rights

•     A Stock Appreciation Right entitles the Award recipient to receive, either in cash or common stock, the value equal to the excess of the fair market value of one share of common stock over the exercise price established by the Compensation Committee in the Award Agreement, multiplied by the number of shares specified in the Stock Appreciation Right.

•     The Compensation Committee may direct that the Stock Appreciation Right may be exercised for such number of shares and within such period only at such time or times as may be determined by the Compensation Committee.

•     The exercise price per share for the Stock Appreciation Right shall not be less than the fair market value of the common stock on the date of grant.

•     The Compensation Committee may specify vesting periods in the Award Agreement.

Restricted Stock and Restricted Stock Units

•     Restricted Stock Awards are shares of common stock awarded under the 2009 Plan that are subject to a risk of forfeiture or other restrictions that lapse upon the achievement of goal(s) relating to completion of service or performance objective(s), as determined by the Compensation Committee.

•     A Restricted Stock Unit is an Award payable in cash or common stock of the Company and represented by a bookkeeping credit that equals the fair market value of a share of common stock on the date of grant, and which amount shall be subsequently increased or decreased to reflect the fair market value of a share of common stock on any date from the date of grant up to the date that the Restricted Stock Unit is paid to the recipient. Unlike Restricted Stock, Restricted Stock Units are not outstanding shares of common stock and do not entitle the recipient to voting or other rights with respect to the common stock. However, an Award of Restricted Stock Units may provide for the crediting of additional Restricted Stock Units based on the value of dividends, if any, paid on the common stock while the Award is outstanding.

•     Awards of Restricted Stock or Restricted Stock Units will be subject to vesting. Vesting will occur, in full or in installments, upon satisfaction of the conditions specified in the Award Agreement.

•     During any restricted period, the recipient will not be permitted to sell, transfer, pledge or assign any Restricted Stock.

•     Subject to the foregoing limitations, the holders of Restricted Stock will have the same voting, dividend and other rights as the Company’s other stockholders.

•     An Award Agreement may require that the holders of Restricted Stock invest any cash dividends they receive on their Restricted Stock in additional Restricted Stock, which shall be subject to the same conditions and restrictions as the Award with respect to which the dividends were paid.

Transferability

•     Options and Stock Appreciation Rights are only transferable as provided by the Compensation Committee, the participant’s last will and testament, and the applicable laws of descent and distribution.

•     Restricted Stock and Restricted Stock Units may not otherwise be sold, transferred, assigned, pledged or otherwise encumbered or disposed of until the applicable restrictions lapse.

Change in Control

•     The Compensation Committee may provide for accelerated vesting of any outstanding Options (and shares acquired upon the exercise of such Options), Restricted Stock and Restricted Stock Units and accelerated exercisability of Stock Appreciation Rights in connection with a Change in Control in the terms of an Award Agreement or otherwise in connection with a Change in Control.

•     In addition, in the event of a Change in Control, the surviving corporation may either assume or continue the Company’s rights and obligations under outstanding Options, Stock Appreciation Rights, Restricted Stock and Restricted Stock Units or substitute for outstanding Options, Stock Appreciation Rights, Restricted Stock and Restricted

Stock Units substantially equivalent stock options, stock appreciation rights, restricted stock and restricted stock units, as applicable.

•     The Compensation Committee may determine that, upon a Change in Control, each or any Option, Stock Appreciation Right and Restricted

Stock Units outstanding immediately prior to the Change in Control will be cancelled in exchange for a payment in cash, stock of a party to the Change in Control, or other property, with such payment being equal to (i) in the case of Options and Stock Appreciation Rights, the fair market value of the consideration to be paid per share of common stock over the exercise price per share under the Option or Stock Appreciation Right, as applicable or (ii) in the case of Restricted Stock Units, the fair market value of the consideration to be paid per share of common stock.

•     Any Options, Stock Appreciation Rights, Restricted Stock and Restricted Stock Units that are not assumed or continued by the surviving corporation, exercised or cashed out as of the time of the Change in Control will terminate automatically upon the Change in Control.

Termination, Death and Retirement

•     Options and Stock Appreciation Rights will expire 90 days after the termination of a participant’s employment or his/her retirement (two years in the case of a Section 16 insider), subject to certain exceptions.

•     If a participant dies before exercising his/her Option or Stock Appreciation Right during the term of such Option or Stock Appreciation Right, it will remain exercisable for a period of one year after the date of death (two years in the case of a Section 16 insider) by the person who inherits the exercise right by bequest or inheritance.

•     In no event may an Option or Stock Appreciation Right be exercised after the expiration of its term.

•     In the event of the participant’s retirement, Disability or death, or in cases of special circumstances, the Compensation Committee may waive any or all remaining restrictions with respect to such participant’s Restricted Stock.

Non-Employee Director Option Grant Program

•     Upon a non-Employee director’s appointment or first election to the Board, if the individual has not previously been employed by the Company or one of its subsidiaries or affiliates, he/she shall automatically be granted a Nonstatutory Stock Option to purchase 9,200 shares of common stock (the “initial grant”). The right to exercise this initial grant will vest as follows: (i) one-half of the Option shares will vest upon completion of one year of Board service and (ii) the balance of the Option shares will vest upon the participant’s completion of his/her second year of Board service.

•     Beginning in 2009, on the date of each annual stockholders meeting, each individual who is to continue to serve as a non-Employee Board member will automatically be granted a Nonstatutory Stock Option to purchase 2,400 shares of common stock if that individual has not been awarded an initial grant under the Non-Employee Director Option Grant Program as of the date of either of the preceding two annual stockholder meetings. The right to exercise each annual 2,400-share Option grant shall vest in equal monthly installments over 12 months.

•     The exercise price of these Options will be the fair market value per share of common stock as of the grant date, and shall be payable in cash or shares of the common stock, at the discretion of the Compensation Committee.

•     The participant will have a two-year period following the date of the participant’s cessation of Board service in which to exercise each Option then exercisable.

•     All of a participant’s Options will immediately vest if the participant’s Board service ends by reason of death or Disability, and the participant or the person inheriting his/her Options will have two years following such cessation of Board service in which to exercise the Options.

•     If the participant’s Board service ends for any reason other than death or Disability, all unvested Options will immediately terminate and cease to be outstanding.

•     In the event of a Change in Control, the shares of common stock at the time subject to each outstanding Option but not otherwise vested will automatically vest in full and become fully exercisable.

Director Fee Option Grant Program

•     A non-Employee director may elect to apply all or any portion of his/her annual director cash retainer fee to the acquisition of stock options if he/she files such election with the Company’s Chief Financial Officer prior to January 1 of the calendar year for which the annual cash retainer fee is otherwise payable. If no such election is filed with the Company’s Chief Financial Officer, such non-Employee director’s prior year’s election, or lack thereof, shall apply for the current year.

•     In the case of a director elected to the Board for the first time, such director must file his or her election with the Company’s Chief Financial Officer prior to his or her initial election to the Board to be applicable for that calendar year.

•     Each non-Employee director who makes a timely election (or such election is deemed to have been made) will automatically be granted Options on the last trading day in such quarter in which the relevant quarterly portion of the annual retainer fee that is the subject of that election is otherwise payable, provided such non-Employee director remains on the Board on such date.

•     The exercise price of these Options will be the fair market value per share of common stock as of the grant date, and shall be payable in cash or shares of the common stock, at the discretion of the Compensation Committee.

•     The number of Options so granted will equal three times the relevant quarterly portion of the annual retainer fee for which he/she has made the election under the program divided by the fair market value per share of common stock on the date of grant.

•     The Options vest immediately and the term of the Options will be 10 years.

Cancellation and Rescission of Awards; Repurchase of Shares

•     The Compensation Committee may cancel, rescind, suspend, withhold or otherwise limit or restrict any unexpired, unpaid, or deferred Awards at any time if the participant is not in compliance with all applicable provisions of the Award Agreement and the 2009 Plan, or if the participant engages in any Detrimental Activity. In addition, the Compensation Committee has the discretion, subject to the provisions of the Plan and applicable law, to amend, modify, cancel or renew any Award or to waive any restrictions or conditions applicable to any Award or any shares of stock acquired upon the exercise of an Award.

•     If a participant fails to comply with the 2009 Plan provisions regarding Detrimental Activity prior to, or during the six months after, any exercise, payment or delivery pursuant to an Award, such exercise, payment or delivery may be rescinded within two years thereafter. In the event of a rescission, the participant must pay the Company the amount of any gain realized or payment received as a result of the rescinded exercise, payment or delivery, on the required terms.

•     The shares of common stock acquired in connection with an Award issued under the 2009 Plan may be subject to a right of first refusal, one or more repurchase options, or other conditions and restrictions as determined by the Board in its discretion at the time the Award is granted.

Federal Income Tax Implications

•     Other than Incentive Stock Options, Option grants are Nonstatutory Stock Options governed by Section 83 of the Code. Generally, no federal income tax is payable by a participant upon the grant of an Option and no deduction is taken by the Company at that time. Under current tax laws, if a participant exercises a Nonstatutory Stock Option, he/she will be taxed on the difference between the fair market value of the common stock on the exercise date and the Option exercise price; and the Company will be entitled to a corresponding deduction on its income tax return. In general, a participant is not taxed upon the exercise of an Incentive Stock Option (unless the alternative minimum tax applies), and any gain realized on the sale of shares by exercise of the Option will be taxed as capital gain provided the applicable holding periods are met. The Company is generally not entitled to any deduction on its income tax return relative to the grant or exercise of an Incentive Stock Option.

•     Restricted Stock, Restricted Stock Units and Stock Appreciation Rights are taxed under Section 83 of the Code. Generally, no taxes are due when the Award is initially made, but the Award becomes taxable when it is no longer subject to a “substantial risk of forfeiture” (i.e., become vested or transferable). Income tax is paid on the value of the Restricted Stock, Restricted Stock Units or Stock Appreciation Rights at ordinary rates when the restrictions lapse, and then at the capital gain rates when the shares are sold, and a deduction is taken by the Company at that time.

Other Information

For a discussion of the Company’s executive compensation policy, refer to the section titled “Compensation Discussion and Analysis” in this proxy statement.

The Board of Directors unanimously recommends that you vote FOR this proposal.

PROPOSAL THREE

APPROVAL AND RATIFICATION OF THE ADOPTION OF THE QUADRAMED CORPORATION 2008 EMPLOYEE STOCK PURCHASE PLAN

The third proposal item to be voted on is the approval and ratification of the QuadraMed Corporation 2008 Employee Stock Purchase Plan.

On August 6, 2008, upon the recommendation of the Compensation Committee, the Board approved the adoption of a new employee stock purchase plan, titled the “QuadraMed Corporation 2008 Employee Stock Purchase Plan” (the “2008 ESPP”). The 2008 ESPP became effective on September 1, 2008. The 2008 ESPP was adopted as a replacement to the QuadraMed Corporation Amended and Restated 2002 Employee Stock Purchase Plan (the “2002 ESPP”), which the Board terminated immediately following the close of the purchase interval on July 31, 2008 due to the insufficient number of shares available in the 2002 ESPP for issuance with respect to future purchase intervals.

The 2008 ESPP is payroll deduction-based, is intended to qualify under Section 423 of the Code (“Section 423”), and provides employees the opportunity to acquire common stock ownership in QuadraMed. Pursuant to the provisions of Section 423, stockholder approval of the 2008 ESPP is required within 12 months of the plan’s adoption date in order to qualify for favorable tax treatment under that section. In the event that stockholder approval is not obtained within 12 months after the date on which the 2008 ESPP was adopted by the Board, the 2008 ESPP shall terminate and have no further force or effect, and all amounts credited to each plan participant’s book account that have not yet been used to purchase shares of QuadraMed common stock pursuant to the terms of the 2008 ESPP shall be promptly refunded.

The table below provides a summary of the 2008 ESPP, though it is not a complete description of every provision of the 2008 ESPP and is qualified in its entirety by reference to the full-text copy of the 2008 ESPP attached hereto as Exhibit B. Capitalized terms below in the summary table that are not otherwise defined in this proxy statement have the meanings set forth in the 2008 ESPP.

Summary of the QuadraMed Corporation 2008 Employee Stock Purchase Plan

Plan Administrator	• A committee of two or more Board members appointed by the Board to administer the 2008 ESPP.

Plan Administrative Expense	• QuadraMed bears all costs of 2008 ESPP administration.

Authorized Shares

•     150,000, with adjustments based on stock splits, reverse stock splits, dividends, recapitalizations, and other changes.

•     If rights granted under the 2008 ESPP expire, lapse, or otherwise terminate without being exercised, unpurchased shares are available for re-issuance under the 2008 ESPP.

Offering/Purchase Periods

•     Determined by Plan Administrator and not exceeding 24 months, generally divided into semi-annual purchase periods. Shares are purchased automatically on the last business day of each purchase period. If the fair market value of common stock is lower at the end of a purchase period than at the beginning, then the offering period terminates and a new one begins.

•     Initial period began on the first business day in September 2008 and terminated on the last business day in February 2009.

•     Current offering period commenced March 2, 2009.

Employee Eligibility and Limitations

•     Any employee expected to work over 20 hours per week for more than 5 months may participate in the 2008 ESPP.

•     Annual purchase eligibility is limited to fair market value of shares not to exceed $25,000 at the time of the purchase, and a maximum of 200 shares can be purchased on any one purchase date.

•     No employee can participate in the 2008 ESPP if they own more than 5% of outstanding shares of QuadraMed or any subsidiary.

•     If an employee becomes eligible to participate after the start date of an offering period, participation may commence at the beginning of the next semi-annual entry date within that offering period, provided that he/she remains an eligible employee.

•     Employees may withdraw from the 2008 ESPP up to the last day of a purchase period and accumulated deductions will be returned without interest and without ability to participate in the remainder of that offering period.

•     Termination of employment for any reason immediately terminates right to participate in 2008 ESPP and employee will be returned accumulated payroll deductions without interest.

•     Employees may not transfer any rights under the 2008 ESPP.

Payroll Deduction Limitations

•     Any multiple of 1% up to 10% of annual base salary. Participants may reduce or increase percentage of contribution according to terms of the 2008 ESPP.

•     Payroll deductions are credited to participant’s account under the 2008 ESPP and deposited with QuadraMed’s general funds.

Purchase Price

•     The lower of (i) 85% of the fair market value of a share of common stock on a participant’s entry date into that offering period or (ii) 85% of the fair market value of a share of common stock on the last business day of the offering period.

Plan Suspension, Termination, or Amendment

•     The Board may suspend, terminate, or amend the 2008 ESPP, or any part thereof, at any time and for any reason.

•     The Board may not, without stockholder approval, amend the 2008 ESPP to (i) materially increase the number of shares of stock issuable or the maximum number of shares purchasable per participant on any one purchase date (with the exception of certain adjustments due to changes in QuadraMed’s capitalization), (ii) alter the purchase price formula so as to reduce the purchase price of shares under the 2008 ESPP, or (iii) materially increase benefits or modify eligibility requirements.

Change in Control	• Purchase rights are accelerated in the event of a Corporate Transaction.

Federal Income Tax Implications

The following summarizes certain U.S. federal income tax considerations generally applicable to purchase rights granted under the 2008 ESPP, if approved. This summary does not purport to be complete and is based on current provisions of the U.S. federal tax laws and regulations, all of which are subject to change (possibly with retroactive effect) and does not address any tax consequences arising under the laws of any state, local or foreign jurisdiction.

QuadraMed has no income tax consequences from implementation of the 2008 ESPP and is entitled to deduct amounts to the extent the employee recognizes ordinary income on a disqualifying disposition of such shares. The 2008 ESPP is intended to qualify for favorable federal income tax treatment under Section 423. Assuming the satisfaction of certain conditions, a participant will not recognize income for federal income tax purposes upon enrollment in the 2008 ESPP or upon purchase of QuadraMed common stock under the 2008 ESPP. All federal income tax consequences are deferred until a participant sells the shares or otherwise disposes of the shares.

If 2008 ESPP shares are held for more than one year after the date of purchase and more than two years after the entry date into the applicable offering period, upon a sale or disposition of the shares, an employee will generally realize ordinary income to the extent of the lesser of:

(i)	the actual gain (the amount by which the fair market value of the shares at the time of such sale or disposition exceeds the purchase price for those shares); or

(ii)	an amount equal to 15% of the fair market value of the shares on the first day of the Offering Period, if the shares were purchased at no less than 85% of the fair market value of the shares on the entry date into the applicable Offering Period.

Any additional gain upon the sale or disposition of shares should be treated as long-term capital gain.

If the shares are sold or otherwise disposed of within either the one-year or the two-year holding periods described above (in either case a “disqualifying disposition”), the employee would realize ordinary income at the time of sale or other disposition taxable to the extent that the fair market value of the shares at the date of purchase was greater than the purchase price. Any additional gain or loss on such sale or disposition will be long-term or short-term capital gain or loss, depending on the holding period.

The acceleration of the purchase rights upon a change in control may increase “parachute payments” of certain employees, with the consequence that an excise tax may be imposed on the employee and QuadraMed may not be able to take a deduction with respect to the payment.

The Board of Directors unanimously recommends that you vote FOR this proposal.

PROPOSAL FOUR

APPROVAL OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The fourth proposal item to be voted on is to approve the appointment of BDO Seidman, LLP as QuadraMed’s independent registered public accounting firm for the fiscal year ending December 31, 2009.

The Audit Committee has appointed, and the Board has approved, BDO Seidman, LLP to act as our independent registered public accounting firm for the fiscal year ending December 31, 2009. The Board has directed that such appointment be submitted to our stockholders for ratification. BDO Seidman, LLP has been the Company’s independent registered public accounting firm for the preceding seven fiscal years.

Stockholder ratification of the appointment of BDO Seidman, LLP as the Company’s independent registered public accounting firm is not required. The Board, however, is submitting the appointment to the stockholders for ratification as a matter of good corporate practice. If the stockholders do not ratify the appointment, the Board will reconsider whether or not to retain BDO Seidman, LLP or another firm. Even if the appointment is ratified, the Board, in its discretion, may direct the appointment of a different accounting firm at any time during the 2009 fiscal year if the Board determines that such a change would be in the best interest of the Company and its stockholders.

Representatives of BDO Seidman, LLP are expected to be present at the 2009 Annual Meeting of Stockholders and will have an opportunity to make a statement if they so desire. They will be available to respond to appropriate questions.

The Board of Directors unanimously recommends that you vote FOR this proposal.

AUDIT COMMITTEE REPORT

The Audit Committee operates under a written charter adopted by the Board of Directors. All members of the Audit Committee meet the independence and knowledge requirements of the Sarbanes-Oxley Act of 2002 and the marketplace rules of the NASDAQ Stock Exchange. The Audit Committee oversees QuadraMed’s financial reporting process on behalf of the Board of Directors. The Audit Committee appoints and retains QuadraMed’s independent registered public accounting firm, whose appointment is confirmed and ratified by the Board of Directors. Management has the primary responsibility for overseeing preparation of the financial statements and the overall reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed the audited financial statements in the Annual Report on Form 10-K for the year ended December 31, 2008 (the “Annual Report”) with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

The Audit Committee discussed with BDO Seidman, LLP, our independent registered public accounting firm who is responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, and not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards, including the Statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3200T. In addition, the Audit Committee has received the written disclosures and the letter from BDO Seidman, LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding BDO Seidman, LLP’s communications with the Audit Committee concerning independence, and has discussed BDO Seidman, LLP’s independence with BDO Seidman, LLP.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board of Directors approved, the inclusion of the audited financial statements in the Annual Report for filing with the SEC. The Audit Committee and the Board of Directors have also recommended the selection of BDO Seidman, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2009.

AUDIT COMMITTEE

Robert L. Pevenstein, Chairman

Julian A.L. Allen

Robert W. Miller

FEES OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

For work performed in regard to fiscal years 2008 and 2007, BDO Seidman, LLP billed QuadraMed the following fees for services, as categorized:

	2008		2007
Audit Fees	$1,146,340		$1,274,000
Audit Related Fees	$22,000	(1)	$156,000	(2)
Tax Fees	$59,875		—
All Other Fees	—		—

Total	$1,228,215		$1,430,000

(1)	Audit related fees in 2008 were fees associated with the audit of the Company’s 401(k) Plan.

(2)	Audit related fees in 2007 were fees associated with (i) due diligence services and procedures related to the acquisition of the Computerized Patient Record assets and related business of Misys Hospital Systems, Inc. and (ii) the audit of the Company’s 401(k) Plan.

Before the Company’s independent registered public accounting firm is engaged to render audit or non-audit services, the engagement is approved by the Audit Committee. The Audit Committee is required under the provisions of its written charter to pre-approve all audit services and permissible non-audit services as set forth in Section 10A(i) of the 1934 Act. In fiscal year 2008, all audit and audit related services were either pre-approved by the Audit Committee or by the Chairman of the Audit Committee on behalf of the Audit Committee. The Audit Committee concluded that the performance of such services by BDO Seidman, LLP was compatible with the maintenance of that firm’s independence in the conduct of its auditing functions.

OTHER MATTERS

As of the date of this proxy statement, we know of no business that will be presented for consideration at the 2009 Annual Meeting of Stockholders other than the items referred to above. If any other matter is properly brought before the meeting for action by stockholders, proxies in the enclosed form returned to the Company will be voted in accordance with the recommendation of the Board, or in the absence of such a recommendation, in accordance with the judgment of the proxy holder.

STOCKHOLDER PROPOSALS FOR 2010 ANNUAL MEETING OF STOCKHOLDERS

From time to time stockholders present proposals that may be proper subjects for inclusion in the proxy statement and for consideration at an annual meeting. Under the rules of the SEC, to be included in the proxy statement for the 2010 Annual Meeting of Stockholders, the Company must receive proposals no later than January 5, 2010.

Pursuant to the Company’s Amended and Restated Bylaws, stockholders may present proposals that are proper subjects for consideration at an annual meeting, even if the proposal is not submitted by the deadline for inclusion in the proxy statement. Our Bylaws require all stockholders who intend to make proposals at an annual stockholders meeting to submit their proposals to the Company no later than the close of business on the 60th day prior to nor earlier than the close of business on the 90th day prior to the anniversary date of the previous year’s annual meeting. To be eligible for consideration at the 2010 Annual Meeting of Stockholders, proposals that have not been submitted by the deadline for inclusion in the proxy statement must be received by the Company between March 6, 2010 and April 5, 2010. In the event the date of the 2010 Annual Meeting of Stockholders is changed by more than 30 days from the date contemplated as of the date of this proxy statement, stockholder notice must be received not earlier than the close of business on the 90 th day prior to the 2010 Annual Meeting of Stockholders nor later than the close of business on the 60th day prior to the 2010 Annual Meeting of Stockholders. However, in the event a public announcement of the date of the 2010 Annual Meeting of Stockholders is first made fewer than 70 days prior to such annual meeting, stockholder proposals must be made by the close of business on the 10th day following such public announcement. These provisions are intended to allow all stockholders to have an opportunity to consider business expected to be raised at the meeting.

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It is important that your shares be represented at the meeting, regardless of the number of shares that you hold. YOU, THEREFORE, ARE URGED TO EXECUTE PROMPTLY AND RETURN THE ACCOMPANYING PROXY IN THE ENVELOPE THAT HAS BEEN ENCLOSED FOR YOUR CONVENIENCE. Stockholders who are present at the meeting may revoke their proxies and vote in person or, if they prefer, may abstain from voting in person and allow their proxies to be voted.

By order of the Board of Directors,

David L. Piazza
Executive Vice President, Chief Operating Officer, Chief Financial Officer and Corporate Secretary

April 30, 2009

Reston, Virginia

EXHIBIT A

QUADRAMED CORPORATION

2009 STOCK COMPENSATION PLAN

1. ESTABLISHMENT, PURPOSE AND TERM OF PLAN.

1.1 Establishment. The QuadraMed Corporation 2009 Stock Compensation Plan is hereby established effective as of June 1, 2009, provided that stockholder approval is received before the expiration of one year from the date this Plan is approved by the Board, and provided further that the Board may make Awards pursuant to the Plan prior to such stockholder approval if such Awards by their terms are contingent upon subsequent stockholder approval of this Plan.

1.2 Purpose. The purpose of the Plan is to advance the interests of QuadraMed Corporation and its stockholders by providing an incentive to attract, retain and reward persons performing services for QuadraMed Corporation and its Subsidiaries and Affiliates and by motivating such persons to contribute to the growth and profitability of QuadraMed Corporation and it Subsidiaries and Affiliates.

1.3 Term of Plan. The Plan shall continue in effect until the earlier of its termination by the Board or the date on which all of the shares of Stock available for issuance under the Plan have been issued and all restrictions on such shares under the terms of the Plan and the agreements evidencing Awards granted under the Plan have lapsed. However, all Awards shall be granted, if at all, within 10 years from the earlier of the date the Plan is adopted by the Board or the date the Plan is duly approved by the stockholders of the Company. The Company intends that the Plan comply with Section 409A of the Code (including any amendments or replacements of such section), and the Plan shall be so construed.

2. DEFINITIONS AND CONSTRUCTION.

2.1 Definitions. Whenever used herein, the following terms shall have their respective meanings set forth below:

(a) “Affiliate” means any entity in which the Company or a Subsidiary Corporation has an ownership interest of at least 50%.

(b) “Award” means an Option, Stock Appreciation Right, Restricted Stock, or Restricted Stock Unit granted under the Plan.

(c) “Award Agreement” means a written agreement (including but not limited to an Option Agreement) between the Company and a Participant setting forth the terms, conditions and restrictions of an Award granted to the Participant.

(d) “Board” means the Board of Directors of the Company. If one or more Committees have been appointed by the Board to administer the Plan, “Board” also means such Committee(s).

(e) “Code” means the Internal Revenue Code of 1986, as amended, and any applicable regulations promulgated thereunder (such regulations, “Treasury Regulations”).

(f) “Committee” means the Compensation Committee of the Board. “Committee” also means any other committee of the Board duly appointed to administer the Plan and having such powers as shall be specified by the Board. Unless the powers of the Committee have been specifically limited in this Plan or by action of the Board, the Committee shall have all of the powers of the Board granted herein, including, without limitation, the power to amend or terminate the Plan at any time, subject to the terms of the Plan and any applicable limitations imposed by law.

(g) “Company” means QuadraMed Corporation, a Delaware corporation, or any successor corporation thereto. “Company” also means any Subsidiaries and Affiliates of QuadraMed Corporation, as the context requires.

(h) “Consultant” means a person engaged to provide consulting or advisory services (other than as an Employee or a Director) to a Participating Company, provided that the identity of such person, the nature of such services or the entity to which such services are provided would not preclude the Company from offering or selling securities to such person pursuant to the Plan in reliance on either the exemption from registration provided by Rule 701 under the Securities Act or, if the Company is required to file reports pursuant to Section 13 or 15(d) of the Exchange Act, registration on a Form S-8 Registration Statement under the Securities Act.

(i) “Director” means a member of the Board, or of the board of directors of any other Participating Company, if the context requires.

(j) “Disability” means the inability of the Participant, in the opinion of a qualified physician acceptable to the Company, to perform the major duties of the Participant’s position with the Participating Company Group because of the sickness or injury of the Participant expected to result in death or to be of continuous duration of 12 months or more. However, solely for purposes of the Non-Employee Director Option Grant Program, “Disability” means the inability of the non-Employee Board member to perform his or her usual duties as a Board member by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of 12 months or more.

(k) “Employee” means any person treated as an employee (including an Officer or a Director who is also treated as an employee) in the records of a Participating Company and, with respect to any Incentive Stock Option granted to such person, who is an employee of a corporation for purposes of Section 422 of the Code; provided, however, that neither service as a Director nor payment of a director’s fee shall be sufficient to constitute employment for purposes of the Plan. The Company shall determine in good faith and in the exercise of its discretion whether an individual has become or has ceased to be an Employee and the effective date of such individual’s employment or termination of employment, as the case may be. For purposes of an individual’s rights, if any, under the Plan as of the time of the Company’s determination, all such determinations by the Company shall be final, binding and conclusive, notwithstanding that the Company or any court of law or governmental agency subsequently makes a contrary determination.

(l) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(m) “Fair Market Value” means, as of any date, the value of a share of Stock or other property as determined by the Committee, in its discretion, or by the Company, in its discretion, if such determination is expressly allocated to the Company herein, subject to the following:

(i) If, on such date, the Stock is listed on a national or regional securities exchange or market system, the Fair Market Value of a share of Stock shall be the closing price of a share of Stock (or the mean of the closing bid and asked prices of a share of Stock if the Stock is so quoted instead) as quoted on the national or regional securities exchange or market system constituting the primary market for the Stock, as reported on such date in The Wall Street Journal or such other source as the Company deems reliable. If the relevant date does not fall on a day on which the Stock has traded on such securities exchange or market system, the date on which the Fair Market Value shall be established shall be the last day on which the Stock was so traded prior to the relevant date, or such other appropriate day as shall be determined by the Committee, in its discretion and in accordance with Section 409A of the Code and applicable Treasury Regulations issued pursuant thereto.

(ii) If, on such date, the Stock is not listed on a national or regional securities exchange or market system, the Fair Market Value of a share of Stock shall be as determined by the Committee in accordance with a reasonable procedure established by the Committee without regard to any restriction other than a restriction which, by its terms, will never lapse, and subject to compliance with Section 409A of the Code and applicable Treasury Regulations issued pursuant thereto.

(n) “Immediate Family Member” means a Participant’s spouse, parents, children, stepchildren, grandchildren and legal dependents.

(o) “Incentive Stock Option” means an Option granted pursuant to the Plan that is designated as an incentive stock option and which satisfies the requirements of Section 422(b) of the Code and the Treasury Regulations thereunder.

(p) “Insider” means an Officer, a member of the Board or other person whose transactions in Stock are subject to Section 16 of the Exchange Act.

(q) “Nonstatutory Stock Option” means an Option not intended to be (as set forth in the Option Agreement) or which does not qualify as an Incentive Stock Option.

(r) “Officer” means any person designated by the Board as an officer of the Company.

(s) “Option” means a right granted under Section 6, Section 9 or Section 10 of the Plan to purchase Stock pursuant to the terms and conditions of the Plan. An Option may be either an Incentive Stock Option or a Nonstatutory Stock Option.

(t) “Option Agreement” means a written agreement between the Company and a Participant setting forth the terms, conditions and restrictions of the Option granted to the Participant and any shares of Stock issuable upon the exercise thereof. An Option Agreement may consist of a form of “Notice of Grant of Stock Option” and a form of “Stock Option Agreement” incorporated therein by reference, or such other form or forms as the Committee may approve from time to time.

(u) “Parent Corporation” means any present or future “parent corporation” of the Company, as defined in Section 424(e) of the Code.

(v) “Participant” means any eligible person who has been granted one or more Awards.

(w) “Participating Company” means the Company or any Parent Corporation, Subsidiary Corporation or Affiliate.

(x) “Participating Company Group” means, at any point in time, all entities collectively which are then Participating Companies.

(y) “Plan” means the QuadraMed Corporation 2009 Stock Compensation Plan, as the same may be amended from time to time.

(z) “Restricted Stock” means shares of Stock awarded under the Plan that are subject to a risk of forfeiture or other restrictions that will lapse upon the achievement of one or more goals relating to completion of service or achievement of performance or other objectives, as determined by the Committee pursuant to Section 8 of the Plan.

(aa) “Restricted Stock Unit” means an award payable in cash or Stock and represented by a bookkeeping credit where the amount represented by the bookkeeping credit of each Restricted Stock Unit equals the Fair Market Value of a share of Stock on the date of grant and which amount shall be subsequently increased or decreased to reflect the Fair Market Value of a share of Stock on any date from the date of grant up to the date the Restricted Stock Unit vests and is paid to Participant in cash or Stock. Restricted Stock Units are not outstanding shares of Stock and do not entitle a Participant to voting or other rights with respect to Stock; provided, however, that an Award of Restricted Stock Units may provide for the crediting of additional Restricted Stock Units based on the value of dividends paid on Stock while the Award is outstanding.

(bb) “Rule 16b-3” means Rule 16b-3 under the Exchange Act, as amended from time to time, or any successor rule or regulation.

(cc) “Securities Act” means the Securities Act of 1933, as amended.

(dd) “Service” means a Participant’s employment or service with the Participating Company Group, whether in the capacity of an Employee, a Director or a Consultant. A Participant’s Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders Service to the Participating Company Group or a change in the Participating Company for which the Participant renders such Service, provided that there is no interruption or termination of the Participant’s Service. Furthermore, a Participant’s Service shall not be deemed to have terminated if the Participant takes any military leave, sick leave, or other bona fide leave of absence approved by the Company, as long as such leave does not exceed the longer of three (3) months or the time for which the Participant’s right to return to Service is guaranteed by statute or contract. After such period, any Incentive Stock Option held by the Participant shall cease to be treated as an Incentive Stock Option and instead shall be treated thereafter as a Nonstatutory Stock Option. Notwithstanding the foregoing, unless otherwise designated by the Company or required by law, a leave of absence shall not be treated as Service for purposes of determining vesting under the Participant’s Award Agreement. Except as otherwise provided by the Board, in its discretion, the Participant’s Service shall be deemed to have terminated either upon an actual termination of Service or upon the entity for which the Participant performs Service ceasing to be a Participating Company. Subject to the foregoing, the Company, in its discretion, shall determine whether the Participant’s Service has terminated and the effective date of and reason for such termination.

(ee) “Stock” means the common stock of the Company, as adjusted from time to time in accordance with Section 4.3 of the Plan.

(ff) “Stock Appreciation Right” or “SAR” means a right to receive, either in cash or Stock, as determined by the Committee, the excess of the Fair Market Value of a share of Stock on the exercise date over the exercise price of the SAR, which right is granted pursuant to Section 7 of the Plan and subject to the terms and conditions contained herein.

(gg) “Subsidiary Corporation” means any present or future “subsidiary corporation” of the Company, as defined in Section 424(f) of the Code.

(hh) “Ten Percent Stockholder” means a person who, at the time an Award is granted to such person, owns stock possessing more than 10% of the total combined voting power of all classes of stock of a Participating Company (other than an Affiliate) within the meaning of Section 422(b)(6) of the Code.

2.2 Construction. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

3. ADMINISTRATION.

3.1 Administration by the Committee. The Plan shall be administered by the Committee. All questions of interpretation of the Plan or of any Award shall be determined by the Committee, and such determinations shall be final and binding upon all persons having an interest in the Plan or such Award.

3.2 Actions by Committee. The Committee may establish, from time to time and at any time, subject to the limitations of the Plan as set forth herein, such rules and regulations and amendments and supplements thereto, as it deems necessary to comply with applicable law and regulation and for the proper administration of the Plan. A majority of the members of the Committee shall constitute a quorum. The vote of a majority of the members of the Committee present at a meeting at which a quorum exists shall constitute action by the Committee.

3.3 Powers of the Committee. In addition to any other powers set forth in the Plan and subject to the provisions of the Plan, the Committee shall have the full and final power and authority, in its discretion:

(a) to determine the persons to whom, and the time or times at which, Awards shall be granted and the number of shares of Stock to be subject to each Award;

(b) to designate Options as Incentive Stock Options or Nonstatutory Stock Options;

(c) to determine the Fair Market Value of shares of Stock or other property;

(d) to determine the terms, conditions and restrictions applicable to each Award (which need not be identical) and any shares of Stock acquired upon the exercise thereof, including, without limitation, (i) the exercise price of the Award, (ii) the method of payment for shares of Stock purchased upon the exercise of the Award, (iii) the method for satisfaction of any tax withholding obligation arising in connection with the Award or such shares, including by the withholding or delivery of shares of Stock, (iv) the timing, terms and conditions of the exercisability of the Award or the vesting of any shares of Stock acquired upon the exercise thereof, (v) the time of the expiration of the Award, (vi) the effect of the Participant’s termination of Service on any of the foregoing, and (vii) all other terms, conditions and restrictions applicable to the Award or such shares not inconsistent with the terms of the Plan;

(e) to approve one or more forms of Award Agreement (including Option Agreements);

(f) to amend, modify, cancel or renew any Award or to waive any restrictions or conditions applicable to any Award or any shares of Stock acquired upon the exercise thereof;

(g) to accelerate, continue, extend or defer the vesting of any Award or the vesting of any shares of Stock acquired upon the exercise thereof, including with respect to the period following a Participant’s termination of Service;

(h) to prescribe, amend or rescind rules, guidelines and policies relating to the Plan, or to adopt supplements to, or alternative versions of, the Plan, including, without limitation, as the Committee deems necessary or desirable to comply with the laws of, or to accommodate the tax policy or custom of, foreign jurisdictions whose citizens may be granted Awards; and

(i) to correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award Agreement and to make all other determinations and take such other actions with respect to the Plan or any Award as the Committee may deem advisable to the extent not inconsistent with the provisions of the Plan or applicable law.

3.4 Administration with Respect to Insiders. With respect to participation by Insiders in the Plan, at any time that any class of equity security of the Company is registered pursuant to Section 12 of the Exchange Act, the Plan shall be administered in compliance with the requirements, if any, of Rule 16b-3 of the Exchange Act.

3.5 Indemnification. In addition to such other rights of indemnification as they may have as members of the Board or Officers or Employees of the Participating Company Group, members of the Committee and any Officers or Employees of the Participating Company Group to whom authority to act for the Committee or the Company is delegated shall be indemnified by the Company against all reasonable expenses, including attorneys’ fees, actually incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties; provided, however, that within 60 days after the institution of such action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at its own expense to handle and defend the same.

3.6 Participation in the Plan. Participation in the Plan shall be limited to the Employees of a Participating Company (including prospective Employees conditioned on their becoming Employees) and any advisor, Consultant, Director or other person providing services to the Participating Company who shall be designated by the Committee. No member of the Committee shall participate in deliberations or decisions concerning the granting of, and the terms and conditions of, his or her own Award.

4. SHARES SUBJECT TO PLAN.

4.1 Maximum Number of Shares Issuable. Subject to adjustment as provided in Section 4.3 of the Plan, the maximum aggregate number of shares of Stock that may be issued or granted under the Plan in respect of Awards shall be 650,000, including the 150,654 shares of Stock that were available for issuance under the QuadraMed Corporation Amended and Restated 2004 Stock Compensation Plan and have been rolled into the Plan, and shall consist of authorized but unissued or reacquired shares of Stock or any combination thereof. If an outstanding Award for any reason expires or is terminated or canceled or if shares of Stock are acquired upon the exercise of an Award subject to a Company repurchase option or otherwise and are repurchased by the Company at the Participant’s exercise or purchase price, the shares of Stock allocable to the unexercised portion of such Award or such repurchased shares of Stock, as the case may be, shall again be available for issuance under the Plan. Shares of Stock shall not be deemed to have been issued under the Plan with respect to any portion of an Award that is settled in cash. However, except as adjusted pursuant to Section 4.3 of the Plan, in no event shall more than 650,000 shares of Stock be available for issuance pursuant to the exercise of Incentive Stock Options (the “ISO Share Limit”).

4.2 Participant Limits. Subject to Section 4.3 of the Plan, the maximum number of shares that may be covered by Awards granted to any one individual pursuant to Sections 6, 9 and/or 10 of the Plan (relating to Options) and/or Section 7 of the Plan (relating to SARs) shall be 300,000 shares of Stock during any one calendar year period; and the maximum number of shares that may be issued to any one individual in conjunction with the Awards granted pursuant to Section 8 of the Plan (relating to Restricted Stock and Restricted Stock Unit Awards) shall be 150,000 shares of Stock during any one calendar year period.

4.3 Adjustments for Changes in Capital Structure. Subject to any required action by the stockholders of the Company, in the event of any change in the Stock effected without receipt of consideration by the Company, whether through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, or similar change in the capital structure of the Company, or in the event of payment of a dividend or distribution to the stockholders of the Company in a form other than Stock (excepting normal cash dividends) that has a material effect on the Fair Market Value of shares of Stock, appropriate and proportionate adjustments shall be made in the number and class of shares of Stock subject to the Plan and to any outstanding Awards, in the ISO Share Limit set forth in Section 4.1 of the Plan, in the Participant Limits set forth in Section 4.2 of the Plan, and in the exercise or purchase price per share of any outstanding Awards in order to prevent dilution or enlargement of Participants’ rights under the Plan; provided, however, that no such change will be made to an outstanding Option or SAR if such change would constitute a “modification” of such Option or SAR within the meaning applicable Treasury Regulations issued pursuant to Section 409A of the Code. For purposes of the foregoing, conversion of any convertible securities of the Company shall not be treated as “effected without receipt of consideration by the Company.” Any fractional share resulting from an adjustment pursuant to this Section 4.3 shall be rounded down to the nearest whole number, and in no event may the exercise or purchase price of any Award be decreased to an amount less than the par value, if any, of the shares of Stock subject to the Award. Such adjustments shall be determined by the Board, and its determination shall be final, binding and conclusive.

5. ELIGIBILITY AND OPTION LIMITATIONS.

5.1 Persons Eligible for Awards. Awards may be granted only to Employees of a Participating Company (including prospective Employees conditioned on their becoming Employees) and any advisor, Consultant, Director or other person providing services to the Participating Company who shall be designated by the Committee. Eligible persons may be granted more than one (1) Award. However, eligibility in accordance with this Section 5.1 shall not entitle any person to be granted an Award, or, having been granted an Award, to be granted an additional Award.

5.2 Option Grant Restrictions. An Incentive Stock Option may be granted only to a person who is an Employee on the effective date of grant of the Option to such person. Any person who is not an Employee on the effective date of the grant of an Option to such person may be granted only a Nonstatutory Stock Option.

5.3 Fair Market Value Limitation. To the extent that Options designated as Incentive Stock Options (granted under all stock plans of the Participating Company Group, including the Plan) become exercisable by a Participant for the first time during any calendar year for shares of Stock having a Fair Market Value greater than $100,000, the portions of such Options which exceed such amount shall be treated as Nonstatutory Stock Options. For purposes of this Section 5.3, options designated as Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of a share of Stock shall be determined as of the time the Option with respect to such shares of Stock is granted in accordance with Section 422 of the Code and applicable Treasury Regulations issued pursuant thereto. If the Code is amended to provide for a different limitation from that set forth in this Section 5.3, such different limitation shall be deemed incorporated herein effective as of the date and with respect to such Options as required or permitted by such amendment to the Code. If an Option is treated as an Incentive Stock Option in part and as a Nonstatutory Stock Option in part by reason of the limitation set forth in this Section 5.3, the Participant may designate which portion of such Option the Participant is exercising. In the absence of such designation, the Participant shall be deemed to have exercised the Incentive Stock Option portion of the Option first. Separate certificates representing each such portion may be issued at the request of the Participant upon the exercise of the Option.

5.4 Effective Date of Grant of Options. In no event shall the effective date of a grant of an Option hereunder be a date any earlier than the date that the Participating Company granting such Option completes the corporate action constituting an offer of stock for sale. If an Option is granted to an individual upon the condition that such individual will become an Employee of such Participating Company or an Affiliate, the effective date of the grant of such Option shall be no earlier than the date such individual becomes such an Employee.

6. TERMS AND CONDITIONS OF OPTIONS.

Options shall be evidenced by Option Agreements specifying the number of shares of Stock covered thereby, in such form as the Committee shall from time to time establish. No Option or purported Option shall be a valid and binding obligation of the Company unless evidenced by a fully executed Option Agreement. Option Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

6.1 Exercise Price. The exercise price for each Option shall be established in the discretion of the Committee, subject to compliance with Section 409A of the Code and the terms of this Plan; provided, however, that (a) the exercise price per share of Stock purchasable under an Option shall never be less than the Fair Market Value of a share of Stock on the effective date of grant of the Option and (b) no Incentive Stock Option granted to a Ten Percent Stockholder shall have an exercise price per share less than 110% of the Fair Market Value of a share of Stock on the effective date of grant of the Option. Notwithstanding the foregoing, an Option (whether an Incentive Stock Option or a Nonstatutory Stock Option) may be granted with an exercise price lower than the minimum exercise price set forth above if such Option is granted pursuant to an assumption or substitution for another option in a manner qualifying under the provisions of Sections 409A and 424(a) of the Code and applicable Treasury Regulations issued pursuant thereto.

6.2 Exercisability and Term of Options. Options shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria and restrictions as shall be determined by the Committee and set forth in the Option Agreement evidencing such Option, or, if no terms, conditions, performance criteria and restrictions are set forth in the Option Agreement, an Option holder’s right to exercise the Option shall vest as follows: (i) 25% of the Option shares shall vest upon the Participant’s completion of one year of continuous service with the Company after the effective date of grant; and (ii) the balance of the Option shares shall vest in a series of 36 equal successive monthly installments upon the Participant’s completion of each additional month of continuous employment after the effective date of grant. Notwithstanding the foregoing or the terms of any Option Agreement, in no event shall: (a) any Option be exercisable after the expiration of 10 years after the effective date of grant of such Option or (b) any Incentive Stock Option granted to a Ten Percent Stockholder be exercisable after the expiration of five years after the effective date of grant of such Option. Subject to the foregoing, unless otherwise specified by the Committee in the grant of an Option, any Option granted hereunder shall terminate 10 years after the effective date of grant of the Option, unless earlier terminated in accordance with its provisions.

6.3 Method of Exercise. A Participant (or other person or person, if any, entitled to exercise an Option hereunder) desiring to exercise an Option granted pursuant to the Plan as to all or part of the shares of Stock covered by the Option shall (i) notify the Company in writing to that effect at its principal executive offices prior to 5:00 p.m. Washington, D.C. time on the day of exercise (which must be a business day at the executive offices of the Company), specifying the number of shares of Stock to be purchased and the method of payment therefor, and (ii) make payment for the shares of Stock so purchased in accordance with this Section 6. Such written notice may be given by means of a facsimile or other electronic transmission. If a facsimile or other electronic transmission is used, the holder of the Option should mail the original executed copy of the written notice to the Company promptly thereafter.

6.4 Payment of Exercise Price.

(a) Forms of Consideration Authorized. Except as otherwise provided below, payment of the exercise price for the number of shares of Stock being purchased pursuant to any Option shall be made (i) in cash, by check or cash equivalent, (ii) by tender to the Company of shares of Stock owned by the Participant having a Fair Market Value as of the settlement date not less than the exercise price, (iii) by delivery of a properly executed notice together with irrevocable instructions to a broker providing for the assignment to the Company of the proceeds of a sale or loan with respect to some or all of the shares of Stock being acquired upon the exercise of the Option (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System) (a “Cashless Exercise”), (iv) by such other consideration as may be approved by the Committee from time to time to the extent permitted by applicable law, or (v) by any combination thereof. The Committee may at any time or from time to time, by approval of or by amendment to the standard forms of Option Agreement described in Section 11 of the Plan, or by other means, grant Options which do not permit all of the foregoing forms of consideration to be used in payment of the exercise price or which otherwise restrict one or more forms of consideration.

(b) Limitations on Forms of Consideration.

(i) Tender of Stock. Notwithstanding the foregoing, an Option may not be exercised by tender to the Company of shares of Stock to the extent such tender would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Company’s stock. Unless otherwise provided by the Board, an Option may not be exercised by tender to the Company of shares of Stock unless such shares either have been owned by the Participant for more than six (6) months or were not acquired, directly or indirectly, from the Company.

(ii) Cashless Exercise. The Company reserves, at any and all times, the right, in the Company’s sole and absolute discretion, to establish, terminate or decline to approve any program or procedures for the exercise of Options by means of a Cashless Exercise.

6.5 Effect of Termination of Service.

(a) Option Exercisability. Subject to earlier termination of the Option as otherwise provided herein and unless otherwise provided by the Board in the grant of an Option and set forth in the Option Agreement, an Option shall be exercisable after a Participant’s termination of Service only during the applicable time period determined in accordance with this Section 6.5 and thereafter shall terminate:

(i) Disability. If the Participant’s Service terminates because of the Disability of the Participant, the Option, (a) to the extent unexercised and exercisable on the date on which the Participant’s Service terminated, may be exercised by the Participant (or the Participant’s guardian or legal representative) at any time prior to the expiration of one year (or such longer period of time as determined by the Committee, in its discretion) after the date on which the Participant’s Service terminated, or two years in the case of an Insider, on which date they shall expire, and (b) Options granted to such Participant, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination; provided, however, that in any event no Option shall be exercisable after the date of expiration of the Option’s term as set forth in the Option Agreement evidencing such Option or, if applicable, the time limitations on exercise set forth in Section 6.2 of the Plan (the “Option Expiration Date”).

(ii) Death. If the Participant’s Service terminates because of the death of the Participant, (a) the Option, to the extent unexercised and exercisable on the date on which the Participant’s Service terminated, may be exercised by the Participant’s legal representative or other person who acquired the right to exercise the Option by reason of the Participant’s death at any time prior to the expiration of one year (or such longer period of time as determined by the Committee, in its discretion) after the date on which the Participant’s Service terminated, or two years in the case of an Insider, on which date they shall expire, and (b) Options granted to such Participant, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination; provided, however, that in any event no Option shall be exercisable after the Option Expiration Date. The Participant’s Service shall be deemed to have terminated on account of death if the Participant dies within three months (or such longer period of time as determined by the Committee, in its discretion) after the Participant’s termination of Service.

(iii) Termination for Cause. Notwithstanding any other provision of the Plan to the contrary, if the Participant’s Service with a Participating Company is terminated for Cause, as defined by the Participant’s Option Agreement or contract of employment or service (or, if not defined in any of the foregoing, as defined below), the Option shall terminate and cease to be exercisable immediately upon such termination of Service. Unless otherwise defined by the Participant’s Option Agreement or contract of employment or service, for purposes of this Section 6.5(a)(iii) “Cause” shall mean any of the following: (1) the Participant’s theft, dishonesty, willful misconduct, breach of fiduciary duty for personal profit, or falsification of any Participating Company documents or records; (2) the Participant’s material failure to abide by a Participating Company’s code of conduct or other policies (including, without limitation, policies relating to confidentiality and reasonable workplace conduct); (3) the Participant’s unauthorized use, misappropriation, destruction or diversion of any tangible or intangible asset or corporate opportunity of a Participating Company (including, without limitation, the Participant’s improper use or disclosure of a Participating Company’s confidential or proprietary information); (4) any intentional act by the Participant which has a material detrimental effect on a Participating

Company’s reputation or business; (5) the Participant’s repeated failure or inability to perform any reasonable assigned duties after written notice from a Participating Company of, and a reasonable opportunity to cure, such failure or inability; (6) any material breach by the Participant of any employment or service agreement between the Participant and a Participating Company, which breach is not cured pursuant to the terms of such agreement; or (7) the Participant’s conviction (including any plea of guilty or nolo contendere) of any criminal act involving fraud, dishonesty, misappropriation or moral turpitude, or which impairs the Participant’s ability to perform his or her duties with a Participating Company.

(iv) Other Termination of Service. If the Participant’s Service terminates for any reason, except Disability, death or Cause, (a) the Option, to the extent unexercised and exercisable by the Participant on the date on which the Participant’s Service terminated, may be exercised by the Participant at any time prior to the expiration of 90 days (or such longer period of time as determined by the Committee, in its discretion) after the date on which the Participant’s Service terminated, or two years after such termination in the case of an Insider, on which date they shall expire, and (b) Options granted to such Participant, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination; provided, however, that in any event no Option shall be exercisable after the Option Expiration Date.

(b) Extension if Exercise Prevented by Law. Notwithstanding the foregoing other than the provisions addressing termination for Cause (Section 6.5(a)(iii) of the Plan), if the exercise of an Option within the applicable time periods set forth in Section 6.5(a) of the Plan is prevented by the provisions of Section 14 of the Plan, the Committee, in its sole discretion, may determine that the Option shall remain exercisable for such additional period of time as may be determined by the Committee, but in any event no later than the Option Expiration Date.

(c) Extension if Participant Subject to Section 16(b). Notwithstanding the foregoing other than the provisions addressing termination for Cause (Section 6.5(a)(iii) of the Plan), if a sale within the applicable time periods set forth in Section 6.5(a) of the Plan of shares of Stock acquired upon the exercise of the Option would subject the Participant to suit under Section 16(b) of the Exchange Act, the Option shall remain exercisable until the earliest to occur of (i) the 10th day following the date on which a sale of such shares by the Participant would no longer be subject to such suit, (ii) the 190th day after the Participant’s termination of Service, or (iii) the Option Expiration Date.

6.6 Transferability of Options. During the lifetime of the Participant, an Option shall be exercisable only by the Participant or the Participant’s guardian or legal representative. No Option shall be assignable or transferable by the Participant, except by will or by the laws of descent and distribution. Notwithstanding the foregoing, to the extent permitted by the Committee, in its discretion, and set forth in the Option Agreement evidencing such Option, a Nonstatutory Stock Option shall be assignable or transferable subject to the applicable limitations, if any, described in Rule 701 under the Securities Act and the General Instructions to Form S-8 Registration Statement under the Securities Act.

7. TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS.

The Committee may grant SARs pursuant to the Plan, which shall be evidenced by Award Agreements in such form as the Committee shall from time to time establish and approve. No SAR shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement. Award Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

7.1 Exercise Price. The per share exercise price of any SAR under the Plan shall be established in the discretion of the Committee, subject to compliance with Section 409A of the Code and applicable Treasury

Regulations issued pursuant thereto and the terms of this Plan; provided, however, that the per share exercise price of any SAR shall be not less than the Fair Market Value of a share of Stock as of the effective date of the grant of such SAR.

7.2 Exercisability of SARs. Upon satisfaction of the conditions specified in the Award Agreement, an SAR shall be exercisable on such date or dates, during such period and for such Award units as shall be determined by the Committee and set forth in the Award Agreement evidencing the SAR.

7.3 Term of SARs. An SAR shall entitle the Participant to receive from the Company that amount having an aggregate value on the exercise date equal to (or, in the discretion of the Committee, less than) (a) the excess of the Fair Market Value of one share of Stock on the exercise date over the exercise price per share specified in the Award Agreement evidencing the SAR multiplied by (b) the number of shares called for by the Award Agreement evidencing the SAR. The Committee shall be entitled to cause the Company to settle its obligation, arising out of the exercise of an SAR, by (i) the payment of the number of shares of Stock equal to the above amount; (ii) the payment of cash equal to the aggregate Fair Market Value of the shares of Stock which the Company would otherwise be obligated to deliver; or (iii) partly the payment of cash and partly the delivery of Stock. Unless otherwise specified in the Award Agreement evidencing such SAR, no SAR shall be exercised after the expiration of 10 years after the effective date of grant of such SAR.

7.4 Transferability of SARs. Except as otherwise provided in an applicable Award Agreement, during the lifetime of a Participant, each SAR granted to a Participant shall be exercisable only by the Participant, and no SAR shall be assignable or transferable otherwise than by will or by the laws of descent and distribution. The Committee may, in any applicable Award Agreement evidencing an SAR, permit a Participant to transfer all or some of the SAR to (i) the Participant’s Immediate Family Members, or (ii) a trust or trusts solely for the exclusive benefit of such Immediate Family Member and to partnerships in which such Immediate Family Members and/or trusts are the only partners. For purposes of Section 7.5 of the Plan, any SAR transferred in accordance with the preceding sentence will be considered as if it had continued to be held by the Participant.

7.5 Effect of Termination of Service.

(a) SAR Exercisability. Subject to earlier termination of the SAR as otherwise provided herein and unless otherwise provided by the Board in the grant of an SAR and set forth in the Award Agreement, an SAR shall be exercisable after a Participant’s termination of Service only during the applicable time period determined in accordance with this Section 7.5 and thereafter shall terminate:

(i) Disability. If the Participant’s Service terminates because of the Disability of the Participant, (a) the SAR, to the extent unexercised and exercisable on the date on which the Participant’s Service terminated, may be exercised by the Participant (or the Participant’s guardian or legal representative) at any time prior to the expiration of one year (or such longer period of time as determined by the Committee, in its discretion) after the date on which the Participant’s Service terminated, or two years in the case of an Insider, on which date they shall expire, and (b) SARs granted to such Participant, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination; provided, however, that in any event no SAR shall be exercisable after the date of expiration of the SAR’s term as set forth in the Award Agreement evidencing such SAR or, if applicable, the time limitations set forth in Section 7.3 of the Plan (the “SAR Expiration Date”).

(ii) Death. If the Participant’s Service terminates because of the death of the Participant, (a) the SAR, to the extent unexercised and exercisable on the date on which the Participant’s Service terminated, may be exercised by the Participant’s guardian or legal representative at any time prior to the expiration of one (1) year (or such longer period of time as determined by the Committee, in its discretion) after the date on which the Participant’s Service terminated, or two years in the case of an Insider, on which date they shall expire, and (b) SARs granted to such Participant, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination; provided, however, that in any event no SAR shall be exercisable after the SAR Expiration Date.

(iii) Termination for Cause. Notwithstanding any other provision of the Plan to the contrary, if the Participant’s Service with the Participating Company Group is terminated for Cause, as defined by the Participant’s Award Agreement or contract of employment or service (or, if not defined in any of the foregoing, as defined below), the SAR shall terminate and cease to be exercisable immediately upon such termination of Service. Unless otherwise defined by the Participant’s Award Agreement or contract of employment or service, for purposes of this Section 7.5(a)(iii) “Cause” shall have the same meaning provided to such term under Section 6.5(a)(iii) of the Plan.

(iv) Other Termination of Service. If the Participant’s Service terminates for any reason, except Disability, death or Cause, (a) the SAR, to the extent unexercised and exercisable by the Participant on the date on which the Participant’s Service terminated, may be exercised by the Participant at any time prior to the expiration of 90 days (or such longer period of time as determined by the Committee, in its discretion) after the date on which the Participant’s Service terminated, or two years after such termination in the case of an Insider, on which date they shall expire, and (b) SARs granted to such Participant, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination; provided, however, that in any event no SAR shall be exercisable after the SAR Expiration Date.

(b) Extension if Exercise Prevented by Law. Notwithstanding the foregoing other than the provisions addressing termination for Cause (Section 7.5(a)(iii) of the Plan), if the exercise of an SAR within the applicable time periods set forth in Section 7.5(a) of the Plan is prevented by the provisions of Section 14 of the Plan, the Committee, in its sole discretion, may determine that the SAR shall remain exercisable for such additional period of time as may be determined by the Committee, but in any event no later than the SAR Expiration Date.

7.6 Effective Date of Grant of SARs. In no event shall the effective date of a grant of a SAR hereunder be a date any earlier than the date that the Participating Company granting such SAR completes the corporate action constituting an offer of stock for sale. If a SAR is granted to an individual upon the condition that such individual will become an Employee of such Participating Company or an Affiliate, the effective date of the grant of such SAR shall be no earlier than the date such individual becomes such an Employee.

8. TERMS AND CONDITIONS OF RESTRICTED STOCK AND RESTRICTED STOCK UNIT AWARDS.

The Committee may grant Restricted Stock or Restricted Stock Units pursuant to the Plan, which shall be evidenced by Award Agreements between the Participant and the Company in such form as the Committee shall from time to time establish and approve. No Award of Restricted Stock or Restricted Stock Units shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement. Award Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

8.1 Consideration for Restricted Stock. Restricted Stock may be sold or awarded under the Plan for such consideration as the Committee may determine, including (without limitation) cash, cash equivalents, full-recourse promissory notes, past services and future services; provided, however, that to the extent that an Award consists of newly issued Restricted Stock, the Participant shall furnish consideration with a value not less than the par value of such Restricted Stock in the form of cash equivalents or past services rendered to the Company, as the Committee may determine.

8.2 Vesting. Each Award of Restricted Stock or Restricted Stock Units will be subject to vesting. Vesting shall occur, in full or in installments, upon satisfaction of the conditions (“restrictions”) specified in the Award Agreement. During any restricted period, the Participant shall not be permitted to sell, transfer, pledge, assign, or otherwise encumber or dispose of any Restricted Stock or Restricted Stock Units awarded under this Plan. In the event of the Participant’s retirement, Disability or death, or in case of special circumstances, the Committee in its sole discretion may waive, in whole or in part, any or all remaining restrictions with respect to such Participant’s Restricted Stock.

8.3 Restrictions. The Committee shall establish the criteria upon which the restriction period shall be based. Restrictions may be based upon either the continued employment of the Participant or upon attainment by the Company of one or more measures of operating performance or other criteria as established by the Committee, including, but not limited to: revenue, net income, sales bookings, EBITDA, cash flow and financial return ratios. The Committee shall establish the specific targets for the selected criteria. These targets may be set at a specific level or may be expressed as relative to the comparable measure at comparison companies or a defined index. Performance objectives may be established in combination with restrictions based upon the continued employment of the Participant. These targets may be based upon the performance of the Company as a whole or upon a defined business unit or subsidiary. In cases where objective performance criteria are established, the Committee shall determine the extent to which the criteria have been achieved and the corresponding level to which restrictions will be deemed satisfied or the extent to which a Participant’s right to receive an Award should lapse in cases where the performance criteria have not been met and shall certify these determinations in writing. The Committee may provide for the determination of the attainment of such restrictions in installments where deemed appropriate. To the extent the restrictions with respect to an Award of Restricted Stock or Restricted Stock Units are not met, such Restricted Stock or Restricted Stock Units shall be forfeited.

8.4 Restricted Stock Unit Amount Payable. The amount payable to a Participant upon vesting of a Restricted Stock Unit shall be the amount of the bookkeeping credit with respect to such Restricted Stock Unit as of the date of vesting. Such amount shall be paid (i) in cash, (ii) in Stock or (iii) partly in cash and partly in Stock, in the discretion of the Committee, to the Participant at the time of vesting; provided that, in the discretion of the Committee, such amount may be paid after vesting in accordance with the Company’s regular payroll practices as long as the payment is not made later than the 15th day of the third calendar month following the vesting date.

8.5 Rights under Restricted Stock. The holders of Restricted Stock awarded under the Plan shall have the same voting, dividend and other rights as the Company’s other stockholders. An Award Agreement, however, may require (i) that dividends be in the form of additional Restricted Stock subject to the same conditions and restrictions as the Restricted Stock with respect to which the dividends are paid or (ii) that any cash dividends be subject to the same conditions and restrictions as the Award with respect to which the dividends were paid.

8.6 Transferability. When an Award of Restricted Stock is granted hereunder, the Company shall issue uncertificated shares in book entry form in respect of such Restricted Stock, which shall be registered in the name of the Participant and shall be accompanied by an appropriate restrictive transfer instruction and stop transfer order on the books of the Company’s transfer agent similar to the following: “The transferability of these shares is subject to the terms and conditions (including forfeiture) of a Restricted Stock Agreement entered into between the registered owner and QuadraMed Corporation. A copy of such agreement is on file in the offices of the Secretary of the Corporation.”

8.7 Certificates. Upon the request of the Participant, a certificate or certificates shall be issued in respect of such Restricted Stock, which shall be registered in the name of the Participant and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award similar to the following: “The transferability of the shares represented by this certificate is subject to the terms and conditions (including forfeiture) of a Restricted Stock Agreement entered into between the registered owner and QuadraMed Corporation. A copy of such agreement is on file in the offices of the Secretary of the Corporation.”

8.8 Holding or Deposit of Certificates. In order to enforce the restrictions, terms and conditions that may be applicable to a Participant’s shares of Restricted Stock, the Committee may require the Participant (i) upon the receipt of uncertificated shares in book entry form, or at any time thereafter, to permit the shares to be held at the Company’s transfer agent in book entry form, or (ii) upon the receipt of a certificate or certificates representing such shares, or at any time thereafter, to deposit such certificate or certificates, together with stock powers and other instruments of transfer, appropriately endorsed in blank, with the Company or an escrow agent designated by the Company under an escrow agreement in such form as the Committee shall prescribe.

9. NON-EMPLOYEE DIRECTOR OPTION GRANT PROGRAM

9.1 Option Terms.

(a) Grant Dates. Nonstatutory Stock Option grants under the Non-Employee Director Option Grant Program shall be made on the dates specified below:

(i) Each individual who is first elected or appointed as a non-Employee Board member at any time shall automatically be granted, on the date of such initial election or appointment, a Nonstatutory Stock Option to purchase 9,200 shares of Stock (the “Initial Grant”), provided that the individual has not previously been in the employ of the Company or any Subsidiary or Affiliate.

(ii) At each annual meeting of the stockholders beginning with the 2009 annual meeting of the stockholders, each individual who is to continue to serve as a non-Employee Board member, whether or not that individual is standing for re-election to the Board at that particular annual meeting, shall automatically be granted a Nonstatutory Stock Option to purchase 2,400 shares of Stock, provided such individual has not received an Initial Grant under this Non-Employee Director Option Grant Program as of the date of either of the preceding two (2) Annual Stockholder Meetings.

(b) Exercise Price.

(i) The exercise price per share shall be equal to one hundred percent (100%) of the Fair Market Value per share of Stock as of the grant date.

(ii) The exercise price shall be payable in one or more of the alternative forms authorized under Section 6 of the Plan. Except to the extent the sale and remittance procedure specified thereunder is utilized, payment of the exercise price for the purchased shares must be made on the exercise date.

(c) Option Term. Each Option shall have a term of 10 years measured from the Option grant date.

(d) Exercise and Vesting of Options. The right of a non-Employee Board member to exercise each initial 9,200-share Option shall vest as follows: (i) 1/2 of the Option shares shall vest upon the Participant’s completion of one year of Board service measured from the Option grant date and (ii) the balance of the Option shares shall vest upon the Participant’s completion of his or her second year of Board service measured from such grant date. The right of a non-Employee Board member to exercise a 2,400-share Option grant shall vest in a series of 12 successive equal monthly installments over the Participant’s period of Board service; each monthly installment shall vest at the end of the applicable month. Notwithstanding the foregoing, the right of a non-Employee Board member to exercise any Option grant under Section 9 of the Plan shall vest immediately in the event that the non-Employee Board member ceases to serve as a Board member due to death or Disability.

(e) Termination of Board Service. The following provisions shall govern the exercise of any Options held by the Participant, including but not limited to Options acquired pursuant to the Director Fee Option Grant Program as provided in Section 10 of the Plan, at the time the Participant ceases to serve as a Board member:

(i) The Participant shall have a two-year period following the date of the Participant’s cessation of Board service in which to exercise each such Option for the number of vested shares of Stock for which the Option is exercisable at the time of the Participant’s cessation of Board service.

(ii) In no event shall the Option remain exercisable after the expiration of the Option term. Upon the expiration of the post-termination exercise period or (if earlier) upon the expiration of the Option term, the Option shall terminate and cease to be outstanding for any vested shares of Stock for which the Option has not been exercised. However, the Option shall, immediately upon the Participant’s cessation of Board service for any reason other than death or Disability, terminate and cease to be outstanding to the extent the Option is not otherwise at that time exercisable for vested shares of Stock.

9.2 Change in Control. In connection with any Change in Control, the shares of Stock at the time subject to each outstanding Option but not otherwise vested shall automatically vest in full so that each such Option shall, immediately prior to the effective date of the Change in Control, become fully exercisable for all of the shares of Stock at the time subject to such Option and may be exercised for all or any portion of those shares as fully-vested shares of Stock. Each such Option shall remain exercisable for such fully-vested Option shares until the expiration or sooner termination of the Option.

9.3 Remaining Terms. To the extent not inconsistent with the foregoing, the terms of each Option granted under the Non-Employee Director Option Grant Program shall be the same as the relevant terms in effect for Option grants made under Section 6 of the Plan.

10. DIRECTOR FEE OPTION GRANT PROGRAM.

10.1 Option Grants. Each non-Employee Board member may elect to apply all or any portion of the annual retainer fee otherwise payable in cash for his or her service on the Board to the acquisition of a special option grant under this Director Fee Option Grant Program. Such election must be filed with the Company’s Chief Financial Officer prior to first day of the calendar year for which the annual retainer fee that is the subject of that election is otherwise payable. If no such election is filed with the Company’s Chief Financial Officer, such non-Employee Board member’s prior year’s election, or lack thereof, shall apply for the current year. In the case of a Board member elected to the Board for the first time, such Board member must file his or her election with the Company’s Chief Financial Officer prior to his or her initial election to the Board to be applicable for that calendar year. Each non-Employee Board member who (i) files such a timely election or (ii) is deemed to have so elected pursuant to his or her previous year’s election, shall automatically be granted an Option under this Director Fee Option Grant Program on the last trading day in such quarter in which the relevant quarterly portion of the annual retainer fee that is the subject of that election is otherwise payable, provided such non-Employee Board member remains on the Board on such date.

10.2 Option Terms. Such Option shall be a Nonstatutory Stock Option governed by the terms and conditions specified below.

(a) Exercise Price.

(i) The exercise price per share shall be equal to 100% of the Fair Market Value per share of Stock as of the grant date of such Option.

(ii) The exercise price shall become immediately due upon the exercise of such Option and shall be payable in one or more of the alternate forms authorized under Section 6 of the Plan.

Except to the extent the sale and remittance procedure specified thereunder is utilized, payment of the exercise price for the purchased shares must be made by 5:00 p.m. Washington, D.C. time on the date of the exercise of such Option.

(b) Number of Option Shares. The number of shares of Stock subject to such Option shall be determined pursuant to the following formula (rounded down to the nearest whole number):

X = (A / B) * 3, where

X is the number of Option shares,

A is the relevant quarterly portion of the annual retainer fee subject to the non-Employee Board member’s election, and

B is the Fair Market Value per share of Stock as of the Option grant date.

(c) Exercise and Term of Options. Such Option shall be immediately exercisable and shall have a maximum term of 10 years measured from the grant date of such Option.

10.3 Remaining Terms. To the extent not inconsistent with the foregoing, the terms of each Option granted under the Director Fee Option Grant Program shall be the same as the relevant terms in effect for Option grants made under Sections 6 and 9 of the Plan.

11. STANDARD FORMS OF AGREEMENTS.

11.1 Award Agreement. Unless otherwise provided by the Committee at the time the Award is granted, an Award shall comply with and be subject to the terms and conditions set forth in the form of Award Agreement (including any Option Agreement) approved by the Board concurrent with its adoption of the Plan and as amended from time to time.

11.2 Authority to Vary Terms. The Board shall have the authority from time to time to vary the terms of any standard form of agreement described in this Section 11 either in connection with the grant or amendment of an individual Award or in connection with the authorization of a new standard form or forms; provided, however, that the terms and conditions of any such new, revised or amended standard form or forms of agreement are not inconsistent with the terms of the Plan.

12. CHANGE IN CONTROL.

12.1 Definitions.

(a) An “Ownership Change Event” shall be deemed to have occurred if any of the following occurs with respect to the Company: (i) the direct or indirect sale or exchange in a single or series of related transactions by the stockholders of the Company of more than 50% of the voting stock of the Company; (ii) a merger or consolidation in which the Company is a party; (iii) the sale, exchange, or transfer of all or substantially all of the assets of the Company; or (iv) a liquidation or dissolution of the Company.

(b) A “Change in Control” shall mean an Ownership Change Event or a series of related Ownership Change Events (collectively, a “Transaction”) wherein the stockholders of the Company immediately before the Transaction do not retain immediately after the Transaction, in substantially the same proportions as their ownership of shares of the Company’s voting stock immediately before the Transaction, direct or indirect beneficial ownership of more than 50% of the total combined voting power of the outstanding voting securities of the Company or, in the case of a Transaction described in Section 12.1(a)(iii) of the Plan, the corporation or other business entity to which the assets of the Company were transferred (the “Transferee”), as the case may be. For purposes of the preceding sentence, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting securities of one or more corporations or other business entities which own the

Company or the Transferee, as the case may be, either directly or through one or more subsidiary corporations or other business entities. The Committee shall have the right to determine whether multiple sales or exchanges of the voting securities of the Company or multiple Ownership Change Events are related, and its determination shall be final, binding and conclusive.

12.2 Effect of Change in Control on Options.

(a) Accelerated Vesting. Notwithstanding any other provision of the Plan to the contrary, the Committee, in its sole discretion, may provide in any Award Agreement or, in the event of a Change in Control, may take such actions as it deems appropriate to provide for the acceleration of the vesting in connection with such Change in Control of any or all outstanding Options and shares acquired upon the exercise of such Options, subject to compliance with Section 409A of the Code.

(b) Assumption or Substitution of Options. In the event of a Change in Control, the surviving, continuing, successor, or purchasing corporation or other business entity or parent thereof, as the case may be (the “Acquiror”), may, without the consent of any Participant, either assume or continue the Company’s rights and obligations under outstanding Options or substitute for outstanding Options substantially equivalent options for the purchase of the Acquiror’s stock. Notwithstanding the foregoing, shares of stock acquired upon exercise of an Option prior to the Change in Control and any consideration received pursuant to the Change in Control with respect to such shares shall continue to be subject to all applicable provisions of the Option Agreement evidencing such Option except as otherwise provided in such Option Agreement.

(c) Cash-Out of Options. Notwithstanding Section 12.2(b) of the Plan, the Committee may, in its sole discretion and without the consent of any Participant, determine that, upon the occurrence of a Change in Control, each or any Option outstanding immediately prior to the Change in Control shall be canceled in exchange for a payment with respect to each vested share (and each unvested share, if so determined by the Committee) of Stock subject to such canceled Option (any such action, an “Option Cash Out”) in (i) cash, (ii) stock of the Company or of a corporation or other business entity a party to the Change in Control, or (iii) other property which, in any such case, shall be in an amount having a Fair Market Value equal to the Fair Market Value of the consideration to be paid per share of Stock in the Change in Control over the exercise price per share under such Option (the “Option Spread”). In the event such determination is made by the Committee, the Option Spread (reduced by applicable withholding taxes, if any) shall be paid to Participants in respect of their canceled Options as soon as practicable following the date of the Change in Control and, if the Committee has so determined in accordance with the first sentence of this Section 12.2(c), in respect of the unvested portion of their canceled Options in accordance with the vesting schedule applicable to such Options as in effect prior to the Change in Control.

(d) Termination of Options. Any Options which are neither assumed or continued by the Acquiror in connection with the Change in Control nor exercised as of the time of consummation of the Change in Control (whether or not pursuant to an Option Cash Out) shall terminate and cease to be outstanding effective as of the time of consummation of the Change in Control.

12.3 Effect of Change in Control on Stock Appreciation Rights.

(a) Accelerated Vesting. Notwithstanding any other provision of the Plan to the contrary, the Committee, in its sole discretion, may provide in any Award Agreement or, in the event of a Change in Control, may take such actions as it deems appropriate to provide for the acceleration of the vesting in connection with such Change in Control of any or all outstanding SARs, subject to compliance with Section 409A of the Code.

(b) Assumption or Substitution of SARs. In the event of a Change in Control, the Acquiror may, without the consent of any Participant, either assume or continue the Company’s rights and obligations under outstanding SARs or substitute for outstanding SARs substantially equivalent rights in relation to the Acquiror’s stock. Notwithstanding the foregoing, any consideration received pursuant to the Change in Control with respect to such SARs shall continue to be subject to all applicable provisions of the Award Agreement evidencing such SARs except as otherwise provided in such Award Agreement.

(c) Cash-Out of SARs. Notwithstanding Section 12.3(b) of the Plan, the Committee may, in its sole discretion and without the consent of any Participant, determine that, upon the occurrence of a Change in Control, each or any exercisable SAR outstanding immediately prior to the Change in Control (and each unexercisable SAR, if so determined by the Committee) shall be canceled in exchange for a payment (any such action, an “SAR Cash Out”) in (i) cash, (ii) stock of the Company or of a corporation or other business entity a party to the Change in Control, or (iii) other property which, in any such case, shall be in an amount having a Fair Market Value equal to the Fair Market Value of the consideration to be paid per share of Stock in the Change in Control over the exercise price per share under such SAR (the “SAR Spread”). In the event such determination is made by the Committee, the SAR Spread (reduced by applicable withholding taxes, if any) shall be paid to Participants in respect of their canceled SARs as soon as practicable following the date of the Change in Control and, if the Committee has so determined in accordance with the first sentence of this Section 12.3(c), in respect of any unexercisable SAR in accordance with the exercisability schedule (including any conditions with respect to exercisability pursuant to the Award Agreement evidencing such SAR) applicable to such SARs as in effect prior to the Change in Control.

(d) Termination of SARs. Any SARs which are neither assumed or continued by the Acquiror in connection with the Change in Control nor exercised as of the date of the Change in Control (whether or not pursuant to an SAR Cash Out) shall terminate and cease to be outstanding or effective as of the time of consummation of the Change in Control.

12.4 Effect of Change in Control on Restricted Stock and Restricted Stock Unit Awards.

(a) Accelerated Vesting. Notwithstanding any other provision of the Plan to the contrary, the Committee, in its sole discretion, may provide in any Award Agreement or, in the event of a Change in Control, may take such actions as it deems appropriate to provide for the acceleration of the vesting in connection with such Change in Control of any or all Restricted Stock or Restricted Stock Units, subject to compliance with Section 409A of the Code.

(b) Assumption or Substitution of Restricted Stock and Restricted Stock Units. In the event of a Change in Control, the Acquiror may, without the consent of any Participant, either assume or continue the Company’s rights and obligations under outstanding Restricted Stock and Restricted Stock Unit Awards or substitute for outstanding Restricted Stock and Restricted Stock Unit Awards substantially equivalent rights in relation to the Acquiror’s stock. Notwithstanding the foregoing, such Restricted Stock and any consideration received pursuant to the Change in Control with respect to such Restricted Stock Units shall continue to be subject to all applicable provisions of the Award Agreement evidencing such Restricted Stock or Restricted Stock Units, as the case may be, except as otherwise provided in such Award Agreement.

(c) Cash-Out of Restricted Stock Units. Notwithstanding Section 12.4(b) of the Plan, the Committee may, in its sole discretion and without the consent of any Participant, determine that, upon the occurrence of a Change in Control, any unvested Restricted Stock Unit Award outstanding immediately prior to the Change in Control shall be canceled in exchange for a payment with respect to such Restricted Stock Unit subject to such canceled Restricted Stock Unit Award (any such action, an “RSU Cash Out”) in (i) cash, (ii) stock of the Company or of a corporation or other business entity a party to the Change in Control, or (iii) other property which, in any such case, shall be in an amount having a Fair Market Value equal to the Fair Market Value of the consideration to be paid per share of Stock in the Change in Control (the “RSU FMV Amount”). In the event such determination is made by the Committee, the RSU FMV Amount (reduced by applicable withholding taxes, if any) shall be paid to Participants in respect of their canceled unvested Restricted Stock Units in accordance with the vesting schedule applicable to such Restricted Stock Units as in effect prior to the Change in Control.

Furthermore, notwithstanding any provision of the Plan to the contrary, the Committee may, in its sole discretion and without the consent of any Participant, determine that, upon the occurrence of a Change in Control, payment for any vested Restricted Stock Unit for which payment has not been made pursuant to Section 8.4 of the Plan immediately prior to the Change in Control may be made in (i) cash, (ii) stock of the Company or of a corporation or other business entity a party to the Change in Control, or (iii) other property which, in any such case, shall be in an amount equal to the RSU FMV Amount; provided that any such payment shall be made within the time limit set forth in Section 8.4 of the Plan.

(d) Termination of Restricted Stock and Restricted Stock Units. Any Restricted Stock and Restricted Stock Unit Awards which are neither assumed or continued by the Acquiror in connection with the Change in Control nor vested as of the date of the Change in Control (whether or not, with respect to Restricted Stock Units, pursuant to an RSU Cash Out) shall terminate and cease to be outstanding effective as of the time of consummation of the Change in Control.

12.5 Federal Excise Tax Under Section 4999 of the Code.

(a) Excess Parachute Payment. In the event that any acceleration of vesting pursuant to an Award and any other payment or benefit received or to be received by a Participant would subject the Participant to any excise tax pursuant to Section 4999 of the Code due to the characterization of such acceleration of vesting, payment or benefit as an “excess parachute payment” under Section 280G of the Code, the Participant may elect, in his or her sole discretion, to reduce the amount of any acceleration of vesting called for under the Award in order to avoid such characterization.

(b) Determination by Independent Accountants. To aid the Participant in making any election called for under Section 12.5(a) of the Plan, no later than the date of the occurrence of any event that might reasonably be anticipated to result in an “excess parachute payment” to the Participant as described in Section 12.5(a) of the Plan, the Company shall request a determination in writing by independent public accountants selected by the Company (the “Accountants”). As soon as practicable thereafter, the Accountants shall determine and report to the Company and the Participant the amount of such acceleration of vesting, payments and benefits which would produce the greatest after-tax benefit to the Participant. For the purposes of such determination, the Accountants may rely on reasonable, good faith interpretations concerning the application of Sections 280G and 4999 of the Code. The Company and the Participant shall furnish to the Accountants such information and documents as the Accountants may reasonably request in order to make their required determination. The Company shall bear all fees and expenses the Accountants may reasonably charge in connection with their services contemplated by this Section 12.5(b).

13. TAX WITHHOLDING.

13.1 Tax Withholding in General. The Company shall have the right to deduct from any and all payments made under the Plan, or to require the Participant, through payroll withholding, cash payment or otherwise, including by means of a Cashless Exercise of an Option, to make adequate provision for, the federal, state, local and foreign taxes, if any, required by law to be withheld by the Participating Company Group with respect to an Award or the shares of Stock acquired pursuant thereto. The Company shall have no obligation to deliver shares of Stock or to release shares of Stock from an escrow established pursuant to an Award Agreement until the Participating Company Group’s tax withholding obligations have been satisfied by the Participant.

13.2 Withholding in Shares. The Company shall have the right, but not the obligation, to deduct from the shares of Stock issuable to a Participant upon the exercise of an Award, or to accept from the Participant the tender of, a number of whole shares of Stock having a Fair Market Value, as determined by the Company, equal to all or any part of the tax withholding obligations of the Participating Company Group. The Fair Market Value of any shares of Stock withheld or tendered to satisfy any such tax withholding obligations shall not exceed the amount determined by the applicable minimum statutory withholding rates.

14. COMPLIANCE WITH SECURITIES LAW.

The grant of Awards and the issuance of shares of Stock upon exercise of Awards shall be subject to compliance with all applicable requirements of federal, state and foreign law with respect to such securities. Awards may not be exercised if the issuance of shares of Stock upon exercise would constitute a violation of any applicable federal, state or foreign securities laws or other law or regulations or the requirements of any stock exchange or market system upon which the Stock may then be listed. In addition, no Award may be exercised unless (a) a registration statement under the Securities Act shall at the time of exercise of the Award be in effect with respect to the shares of Stock issuable upon exercise of the Award or (b) in the opinion of legal counsel to the Company, the shares of Stock issuable upon exercise of the Award may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance and sale of any shares hereunder shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to the exercise of any Award, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

15. TERMINATION OR AMENDMENT OF PLAN.

The Board may amend, suspend or terminate the Plan at any time. However, subject to changes in applicable law, regulations or rules that would permit otherwise, without the approval of the Company’s stockholders, there shall be (a) no increase in the maximum aggregate number of shares of Stock that may be issued under the Plan (except by operation of the provisions of Section 4.3 of the Plan), (b) no change in the class of persons eligible to receive Incentive Stock Options, and (c) no other amendment of the Plan that would require approval of the Company’s stockholders under any applicable law, regulation or rule, including the rules of any stock exchange or market system upon which the Stock may then be listed. No amendment, suspension or termination of the Plan shall affect any then outstanding Award unless expressly provided by the Board. Except as provided by the next sentence, no amendment, suspension or termination of the Plan may adversely affect any then outstanding Award without the consent of the Participant. Notwithstanding any other provision of the Plan to the contrary, the Board may, in its sole and absolute discretion and without the consent of any participant, amend the Plan or any Award Agreement, to take effect retroactively or otherwise, as it deems necessary or advisable for the purpose of conforming the Plan or such Award Agreement to any present or future law, regulation or rule applicable to the Plan, including, but not limited to, Section 409A of the Code.

16. MISCELLANEOUS PROVISIONS.

16.1 Repurchase Rights. Shares issued under the Plan may be subject to a right of first refusal, one or more repurchase options, or other conditions and restrictions as determined by the Board in its discretion at the time the Award is granted. The Company shall have the right to assign at any time any repurchase right it may have, whether or not such right is then exercisable, to one or more persons as may be selected by the Company. Upon request by the Company, each Participant shall execute any agreement evidencing such transfer restrictions prior to the receipt of shares of Stock hereunder and shall promptly present to the Company any and all certificates representing shares of Stock acquired hereunder for the placement on such certificates of appropriate legends evidencing any such transfer restrictions.

16.2 Stockholder Approval. The Plan shall be approved by the Company’s stockholders within 12 months before or after the date of adoption thereof by the Board. Any increase in the maximum aggregate number of shares of Stock issuable under the Plan as provided in Section 4.1 of the Plan (the “Authorized Shares”) shall be approved by the Company’s stockholders in advance of such increase. Awards granted prior to security holder approval of the Plan or in excess of the Authorized Shares previously approved by the security holders shall become exercisable no earlier than the date of security holder approval of the Plan or such increase in the Authorized Shares, as the case may be.

16.3 Detrimental Activity. Upon exercise, payment or delivery pursuant to an Award, the Participant shall certify in a manner acceptable to the Committee that he or she is in compliance with the terms and conditions of the Plan. In the event a Participant engages in any Detrimental Activity prior to, or during the six months after, any exercise, payment or delivery pursuant to an Award, such exercise, payment or delivery may be rescinded within two years thereafter. In the event of such rescission, the Participant shall pay to the Company the amount of any gain realized or payment received as a result of the rescinded exercise, payment or delivery, in such manner and on such terms and conditions as may be required, and the Company shall be entitled to set-off the amount of any such gain against any amount owed to the Participant by the Company. For purposes of the Plan, “Detrimental Activity” shall include: (i) the rendering of services for any organization or engaging directly or indirectly in any business which is or becomes competitive with the Company or any Subsidiary or Affiliate, or which organization or business, or the rendering of services to such organization or business, is or becomes otherwise prejudicial to or in conflict with the interests of the Company or any Subsidiary or Affiliate; (ii) the disclosure to anyone outside the Company or any of its Subsidiaries and Affiliates, or the use in other than the Company’s business, without prior written authorization from the Committee, of any confidential information or material, relating to the business of the Company or any of its Subsidiaries and Affiliates, acquired by the Participant either during or after his period of service with the Company; (iii) the failure or refusal to disclose promptly and to assign to the Company, all right, title and interest in any invention or idea, patentable or not, made or conceived by the Participant while employed by or otherwise performing services for the Company, relating in any manner to the actual or anticipated business, research or development work of the Company or any Subsidiary or Affiliate or the failure or refusal to do anything reasonably necessary to enable the Company or any Subsidiary or Affiliate to secure a patent where appropriate in the United States and in other countries; (iv) activity that results in termination of the Participant’s employment for Cause (either as defined herein or in the Participant’s employment agreement with the Company); (v) any attempt directly or indirectly to induce any Employee or other person performing services for the Company or any Subsidiary or Affiliate to be employed or perform services elsewhere or any attempt directly or indirectly to solicit the trade or business of any current or prospective customer, supplier or partner of the Company or any Subsidiary or Affiliate; or (vi) any other conduct or act determined to be injurious, detrimental or prejudicial to any interest of the Company or any Subsidiary or Affiliate.

16.4 Exclusion from Retirement and Fringe Benefit Computation. No portion of any Award under this Plan shall be taken into account as “wages,” “salary” or “compensation” for any purpose, whether in determining eligibility, benefits or otherwise, under (i) any pension, retirement, profit sharing or other qualified or non-qualified plan of deferred compensation, (ii) any employee welfare or fringe benefit plan including, but not limited to, group insurance, hospitalization, medical, disability and severance programs, or (iii) any form of extraordinary pay including but not limited to bonuses, sick pay, vacation pay, termination indemnities or the like.

16.5 Non-Guarantee of Employment. Nothing in the Plan or in any Award granted pursuant to the Plan shall be construed as a contract of employment between the Company or any Subsidiary or Affiliate, and selection of any person as a Participant in the Plan will not give that person the right to continue in the employ of the Company or any Subsidiary or Affiliate, the right to continue to provide services to the Company or any Subsidiary or Affiliate or as a limitation of the right of the Company or any Subsidiary or Affiliate to discharge any Participant or any other person at any time.

16.6 Choice of Laws. This Plan shall be governed by, and construed in accordance with, the laws of the State of Delaware, without regard to principles of conflict of laws of any jurisdiction.

16.7 Notices. All notices and other communications made or given pursuant to this Plan shall be in writing and shall be sufficiently made or given if delivered or mailed, addressed to the Participant at the address contained in the records of the Company or to the Company at the principal executive offices of the Company.

QUADRAMED CORPORATION

FORM OF OPTION AGREEMENT

<Name of employee> (the “Participant”) has been granted an option (the “Option”) to purchase certain shares of Stock pursuant to the QuadraMed Corporation 2009 Stock Compensation Plan (the “Plan”), as follows:

Date of Option Grant:	<Date of grant>
Number of Option Shares:	<Number of shares granted>
Exercise Price Per Share:	$<Amount as determined by the Compensation Committee>
Initial Vesting Date:	The date one year after <Date of Option Grant>
Option Expiration Date:	The date ten (10) years from the Date of Option Grant.
Tax Status of Option:	<Incentive/Nonstatutory> Stock Option. (Enter “Incentive” or “Nonstatutory.” If blank, this Option will be a Nonstatutory Stock Option.)

Vested Shares: The number of vested shares of Stock (disregarding any resulting fractional share) as of any date is determined by multiplying the Number of Option Shares by the “Vested Ratio” determined as of such date as follows:

Vested Ratio
Prior to Initial Vesting Date	0
On Initial Vesting Date, provided the Participant’s Service has not terminated prior to such date	1/4
Plus:
For each additional full month of the Participant’s continuous Service from Initial Vesting Date until the Vested Ratio equals 1/1, an additional	1/48

Capitalized terms not otherwise defined in this Option Agreement have the meanings set forth in the Plan.

By their signatures below, the Company and the Participant agree that the Option is governed by this Agreement and by the provisions of the Plan, which is incorporated by reference hereby. The Participant acknowledges receipt of either a copy of the Plan or notice that a copy of the Plan is available upon request, represents that the Participant has read and/or is familiar with the provisions of the Plan, and hereby accepts the Option subject to all of the terms and conditions of the Plan.

QUADRAMED CORPORATION	PARTICIPANT

By:
Signature
Its:
Date
Address: 12110 Sunset Hills Road, Suite 600
Reston, Virginia, 20190	Address

QUADRAMED CORPORATION

FORM OF AWARD AGREEMENT

<Name of employee> (the “Participant”) has been granted an award (the “Award”) pursuant to the QuadraMed Corporation 2009 Stock Compensation Plan (the “Plan”), as follows:

Type of Award:	<“Stock Appreciation Right”/”Restricted Stock”/”Restricted Stock Unit”>
Date of Award Grant:	<Date of grant>
Number of Award Shares or Units:	<Number of shares or units granted>
Exercise Price Per Share:	$<Amount as determined by the Compensation Committee (if applicable)>
Initial Vesting Date:	<Date of first vesting condition or “See restrictions below.”>
Award Expiration Date:	<For SARs: “The date 10 years from the Date of Award Grant.”><For Restricted Stock or Restricted Stock Units: Expiration date or “None.”>

<For SARs, insert the following:

Vested Award Units: The number of vested Award units (disregarding any resulting fractional share) is determined as of any date as follows: <Vesting terms/conditions>>

<For Restricted Stock and Restricted Stock Units, insert the following:

Restrictions: Vesting of the <Restricted Stock/Restricted Stock Unit(s)> will occur upon satisfaction of the following conditions: <Conditions/restrictions, including (if and as applicable) whether vesting occurs in full or in installments upon satisfaction of conditions, restrictions on dividends received on shares of Restricted Stock, and acceleration of vesting upon a Change in Control>.>

Capitalized terms not otherwise defined in this Award Agreement have the meanings set forth in the Plan.

By their signatures below, QuadraMed Corporation and the Participant agree that the Award is governed by this Agreement and by the provisions of the Plan, which is incorporated by reference hereby. The Participant acknowledges receipt of either a copy of the Plan or notice that a copy of the Plan is available upon request, represents that the Participant has read and/or is familiar with the provisions of the Plan, and hereby accepts the Award subject to all of the terms and conditions of the Plan.

QUADRAMED CORPORATION	PARTICIPANT

By:
Signature
Its:
Date
Address: 12110 Sunset Hills Road, Suite 600
Reston, Virginia, 20190	Address

EXHIBIT B

QUADRAMED CORPORATION

2008 EMPLOYEE STOCK PURCHASE PLAN

ARTICLE ONE

GENERAL PROVISIONS

I. PURPOSE OF THE PLAN

This Employee Stock Purchase Plan is intended to promote the interests of QuadraMed Corporation (the “Company”) by providing eligible employees with the opportunity to acquire a proprietary interest in the Company through participation in a payroll deduction-based employee stock purchase plan designed to qualify under Section 423 of the Code.

Capitalized terms herein shall have the meanings assigned in the attached Exhibit A.

II. ADMINISTRATION OF THE PLAN

The Plan Administrator shall have full authority to interpret and construe any provision of the Plan and to adopt such rules and regulations for administering the Plan as it may deem necessary in order to comply with the requirements of Code Section 423. Decisions of the Plan Administrator shall be final and binding on all parties having an interest in the Plan.

III. STOCK SUBJECT TO PLAN

A. The stock purchasable under the Plan may be shares of authorized but unissued or reacquired Common Stock, including shares of Common Stock purchased on the open market. The maximum number of shares of Common Stock which may be issued over the term of the Plan shall not exceed One Hundred Fifty Thousand (150,000) shares.

B. Should any change be made to the Common Stock by reason of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Company’s receipt of consideration, appropriate adjustments shall be made to (i) the maximum number and class of securities issuable under the Plan, (ii) the maximum number and class of securities purchasable per Participant on any one Purchase Date and (iii) the number and class of securities and the price per share in effect under each outstanding purchase right in order to prevent the dilution or enlargement of benefits thereunder.

IV. OFFERING PERIODS

A. Shares of Common Stock shall be offered for purchase under the Plan through a series of successive offering periods until such time as (i) the maximum number of shares of Common Stock available for issuance under the Plan shall have been purchased or (ii) the Plan shall have been sooner terminated.

B. Each offering period shall be of such duration (not to exceed twenty-four (24) months) as determined by the Plan Administrator prior to the start date. The Initial Offering Period shall commence on the first business day in September and terminate on the last business day in February. The next offering period shall commence on the first business day in March and subsequent offering periods shall commence as designated by the Plan Administrator.

C. Each offering period shall be comprised of a series of one or more successive Purchase Intervals. Purchase Intervals shall run from the first business day in March each year to the last business day in August of the same year and from the first business day in September each year to the last business day in February of the following year. The first Purchase Interval in effect under the Initial Offering Period, however, shall commence on the first business day in September 2008 and terminate on the last business day in February 2009.

D. Should the Fair Market Value per share of Common Stock on any Purchase Date within an offering period be less than the Fair Market Value per share of Common Stock on the start date of that offering period, then that offering period shall automatically terminate immediately after the purchase of shares of Common Stock on such Purchase Date, and a new offering period shall commence on the next business day following such Purchase Date. The new offering period shall have a duration of twenty four (24) months, unless a shorter duration is established by the Plan Administrator within five (5) business days following the start date of that offering period.

V. ELIGIBILITY

A. Each individual who is an Eligible Employee on the start date of any offering period under the Plan may enter that offering period on such start date or on any subsequent Semi-Annual Entry Date within that offering period, provided he or she remains an Eligible Employee.

B. Each individual who first becomes an Eligible Employee after the start date of an offering period may enter that offering period on any subsequent Semi-Annual Entry Date within that offering period on which he or she is an Eligible Employee.

C. The date an individual enters an offering period shall be designated his or her Entry Date for purposes of that offering period.

D. To participate in the Plan for a particular offering period, the Eligible Employee must complete the enrollment forms prescribed by the Plan Administrator (including a stock purchase agreement and a payroll deduction authorization) and file such forms with the Plan Administrator (or its designate) on or before his or her scheduled Entry Date.

VI. PAYROLL DEDUCTIONS

A. The payroll deduction authorized by the Participant for purposes of acquiring shares of Common Stock during an offering period may be any multiple of one percent (1%) of the Base Salary paid to the Participant during each Purchase Interval within that offering period, up to a maximum of ten percent (10%). The deduction rate so authorized shall continue in effect throughout the offering period, except to the extent such rate is changed in accordance with the following guidelines:

(i) The Participant may, at any time during the offering period, reduce his or her rate of payroll deduction to become effective as soon as possible after filing the appropriate form with the Plan Administrator. The Participant may not, however, effect more than one (1) such reduction per Purchase Interval.

(ii) The Participant may, prior to the commencement of any new Purchase Interval within the offering period, increase the rate of his or her payroll deduction by filing the appropriate form with the Plan Administrator. The new rate (which may not exceed the ten percent (10%) maximum) shall become effective on the start date of the first Purchase Interval following the filing of such form.

B. Payroll deductions shall begin on the first pay day following the Participant’s Entry Date into the offering period and shall (unless sooner terminated by the Participant) continue through the pay day ending with or immediately prior to the last day of that offering period. The amounts so collected shall be credited to the Participant’s book account under the Plan, but no interest shall be paid on the balance from time to time outstanding in such account. The amounts collected from the Participant shall not be held in any segregated account or trust fund and may be commingled with the general assets of the Company and used for general corporate purposes.

C. Payroll deductions shall automatically cease upon the termination of the Participant’s purchase right in accordance with the provisions of the Plan.

D. The Participant’s acquisition of Common Stock under the Plan on any Purchase Date shall neither limit nor require the Participant’s acquisition of Common Stock on any subsequent Purchase Date, whether within the same or a different offering period.

VII. PURCHASE RIGHTS

A. GRANT OF PURCHASE RIGHT. A Participant shall be granted a separate purchase right for each offering period in which he or she participates. The purchase right shall be granted on the Participant’s Entry Date into the offering period and shall provide the Participant with the right to purchase shares of Common Stock, in a series of successive installments over the remainder of such offering period, upon the terms set forth below. The Participant shall execute a stock purchase agreement embodying such terms and such other provisions (not inconsistent with the Plan) as the Plan Administrator may deem advisable.

Under no circumstances shall purchase rights be granted under the Plan to any Eligible Employee if such individual owns or holds, or would, immediately after the grant, own (within the meaning of Code Section 424(d)) or hold, outstanding options or other rights to purchase, stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or any Corporate Affiliate.

B. EXERCISE OF THE PURCHASE RIGHT. Each purchase right shall be automatically exercised in installments on each successive Purchase Date within the offering period, and shares of Common Stock shall accordingly be purchased on behalf of each Participant (other than Participants whose payroll deductions have previously been refunded pursuant to the Termination of Purchase Right provisions below) on each such Purchase Date. The purchase shall be effected by applying the Participant’s payroll deductions for the Purchase Interval ending on such Purchase Date to the purchase of whole shares of Common Stock at the purchase price in effect for the Participant for that Purchase Date.

C. PURCHASE PRICE. The purchase price per share at which Common Stock will be purchased on the Participant’s behalf on each Purchase Date within the offering period shall be equal to eighty-five percent (85%) of the lower of (i) the Fair Market Value per share of Common Stock on the Participant’s Entry Date into that offering period or (ii) the Fair Market Value per share of Common Stock on that Purchase Date.

D. NUMBER OF PURCHASABLE SHARES. The number of shares of Common Stock purchasable by a Participant on each Purchase Date during the offering period shall be the number of whole shares obtained by dividing the amount collected from the Participant through payroll deductions during the Purchase Interval ending with that Purchase Date by the purchase price in effect for the Participant for that Purchase Date. However, the maximum number of shares of Common Stock purchasable per Participant on any one Purchase Date shall not exceed Two Hundred (200) shares, subject to periodic adjustments in the event of certain changes in the Company’s capitalization.

E. EXCESS PAYROLL DEDUCTIONS. Any payroll deductions not applied to the purchase of shares of Common Stock on any Purchase Date because they are not sufficient to purchase a whole share of Common Stock shall be held for the purchase of Common Stock on the next Purchase Date. However, any payroll deductions not applied to the purchase of Common Stock by reason of the limitation on the maximum number of shares purchasable by the Participant on the Purchase Date shall be promptly refunded.

F. TERMINATION OF PURCHASE RIGHT. The following provisions shall govern the termination of outstanding purchase rights:

(i) A Participant may, at any time prior to the next scheduled Purchase Date in the offering period, terminate his or her outstanding purchase right by filing the appropriate form with the Plan Administrator (or its designate), and no further payroll deductions shall be collected from the Participant with respect to the terminated purchase right. Any payroll deductions collected during the Purchase Interval in which such termination occurs shall, at the Participant’s election, be immediately refunded or held for the purchase of shares on the next Purchase Date. If no such election is made at the time such purchase right is terminated, then the payroll deductions collected with respect to the terminated right shall be refunded as soon as possible.

(ii) The termination of such purchase right shall be irrevocable, and the Participant may not subsequently rejoin the offering period for which the terminated purchase right was granted. In order to resume participation in any subsequent offering period, such individual must re-enroll in the Plan (by making a timely filing of the prescribed enrollment forms) on or before his or her scheduled Entry Date into that offering period.

(iii) Should the Participant cease to remain an Eligible Employee for any reason (including death, disability or change in status) while his or her purchase right remains outstanding, then that purchase right shall immediately terminate, and all of the Participant’s payroll deductions for the Purchase Interval in which the purchase right so terminates shall be promptly refunded. However, should the Participant remain an Eligible Employee but cease to remain in active service by reason of an approved unpaid leave of absence, then the Participant shall have the right, exercisable up until the last business day of the Purchase Interval in which such leave commences, to (a) withdraw all the payroll deductions collected to date on his or her behalf for that Purchase Interval or (b) have such funds held for the purchase of shares on his or her behalf on the next scheduled Purchase Date. In no event, however, shall any further payroll deductions be collected on the Participant’s behalf during such leave. Upon the Participant’s return to active service, his or her payroll deductions under the Plan shall automatically resume at the rate in effect at the time the leave began, unless the Participant withdraws from the Plan prior to his or her return.

G. CORPORATE TRANSACTION. Each outstanding purchase right shall automatically be exercised, immediately prior to the effective date of any Corporate Transaction, by applying the payroll deductions of each Participant for the Purchase Interval in which such Corporate Transaction occurs to the purchase of whole shares of Common Stock at a purchase price per share equal to eighty-five percent (85%) of the lower of (i) the Fair Market Value per share of Common Stock on the Participant’s Entry Date into the offering period in which such Corporate Transaction occurs or (ii) the Fair Market Value per share of Common Stock immediately prior to the effective date of such Corporate Transaction. However, the applicable limitation on the number of shares of Common Stock purchasable per Participant shall continue to apply to any such purchase.

The Company shall use its best efforts to provide at least ten (10) days prior written notice of the occurrence of any Corporate Transaction, and Participants shall, following the receipt of such notice, have the right to terminate their outstanding purchase rights prior to the effective date of the Corporate Transaction.

H. PRORATION OF PURCHASE RIGHTS. Should the total number of shares of Common Stock to be purchased pursuant to outstanding purchase rights on any particular date exceed the number of shares then available for issuance under the Plan, the Plan Administrator shall make a pro-rata allocation of the available shares on a uniform and nondiscriminatory basis, and the payroll deductions of each Participant, to the extent in excess of the aggregate purchase price payable for the Common Stock pro-rated to such individual, shall be refunded.

I. ASSIGNABILITY. The purchase right shall be exercisable only by the Participant and shall not be assignable or transferable by the Participant.

J. STOCKHOLDER RIGHTS. A Participant shall have no stockholder rights with respect to the shares subject to his or her outstanding purchase right until the shares are purchased on the Participant’s behalf in accordance with the provisions of the Plan and the Participant has become a holder of record of the purchased shares.

VIII. ACCRUAL LIMITATIONS

A. No Participant shall be entitled to accrue rights to acquire Common Stock pursuant to any purchase right outstanding under this Plan if and to the extent such accrual, when aggregated with (i) rights to purchase Common Stock accrued under any other purchase right granted under this Plan and (ii) similar rights accrued under other employee stock purchase plans (within the meaning of Code Section 423) of the Company or any Corporate Affiliate, would otherwise permit such Participant to purchase more than Twenty-Five Thousand Dollars ($25,000) worth of stock of the Company or any Corporate Affiliate (determined on the basis of the Fair Market Value per share on the date or dates such rights are granted) for each calendar year such rights are at any time outstanding.

B. For purposes of applying such accrual limitations to the purchase rights granted under the Plan, the following provisions shall be in effect:

(i) The right to acquire Common Stock under each outstanding purchase right shall accrue in a series of installments on each successive Purchase Date during the offering period on which such right remains outstanding.

(ii) No right to acquire Common Stock under any outstanding purchase right shall accrue to the extent the Participant has already accrued in the same calendar year the right to acquire Common Stock under one (1) or more other purchase rights at a rate equal to Twenty-Five Thousand Dollars ($25,000) worth of Common Stock (determined on the basis of the Fair Market Value per share on the date or dates of grant) for each calendar year such rights were at any time outstanding.

C. If by reason of such accrual limitations, any purchase right of a Participant does not accrue for a particular Purchase Interval, then the payroll deductions which the Participant made during that Purchase Interval with respect to such purchase right shall be promptly refunded.

D. In the event there is any conflict between the provisions of this Article and one or more provisions of the Plan or any instrument issued thereunder, the provisions of this Article shall be controlling.

IX. EFFECTIVE DATE AND TERM OF THE PLAN

A. The Plan was adopted by the Board on August 6, 2008 and became effective on September 1, 2008, provided no purchase rights granted under the Plan shall be exercised, and no shares of Common Stock shall be issued hereunder, until the Company shall have complied with all applicable requirements of the 1933 Act (including the registration of the shares of Common Stock issuable under the Plan on a Form S-8 registration statement filed with the U.S. Securities and Exchange Commission), all applicable listing requirements of any stock exchange on which the Common Stock is listed for trading and all other applicable requirements established by law or regulation. In accordance with Code Section 423, the Company intends to present the Plan for approval by the stockholders of the Company at the next annual meeting of stockholders of the Company. In the event such stockholder approval is not obtained, or such compliance is not effected, within twelve (12) months after the date on which the Plan was adopted by the Board, the Plan shall terminate and have no further force or effect, and all amounts credited to the Participant’s book account, which have not yet been used to purchase shares of Common Stock pursuant to the terms of the Plan, shall be promptly refunded.

B. Unless sooner terminated by the Board, the Plan shall terminate upon the earliest of (i) the last business day in August 2018, (ii) the date on which all shares available for issuance under the Plan shall have been sold pursuant to purchase rights exercised under the Plan or (iii) the date on which all purchase rights are exercised in connection with a Corporate Transaction. No further purchase rights shall be granted or exercised, and no further payroll deductions shall be collected under the Plan following such termination.

X. AMENDMENT OF THE PLAN

The Board may alter, amend, suspend or terminate the Plan, or any part thereof, at any time and for any reason. If the Board terminates the Plan prior to the close of a Purchase Interval, all amounts credited to the Participant’s book account for such Purchase Interval, which have not been used to purchase shares of the Common Stock, shall be promptly refunded. The Board may not, without the approval of the Company’s stockholders, (i) materially increase the number of shares of Common Stock issuable under the Plan or the maximum number of shares purchasable per Participant on any one Purchase Date, except for permissible adjustments in the event of certain changes in the Company’s capitalization, (ii) alter the purchase price formula so as to reduce the purchase price payable for the shares of Common Stock purchasable under the Plan or (iii) materially increase the benefits accruing to Participants under the Plan or materially modify the requirements for eligibility to participate in the Plan.

XI. GENERAL PROVISIONS

A. All costs and expenses incurred in the administration of the Plan shall be paid by the Company.

B. Nothing in the Plan shall confer upon the Participant any right to continue in the employ of the Company or any Corporate Affiliate for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Corporate Affiliate employing such person) or of the Participant, which rights are hereby expressly reserved by each, to terminate such person’s employment at any time for any reason, with or without cause.

C. The provisions of the Plan shall be governed by the laws of the State of Delaware without resort to that State’s conflict-of-laws rules.

EXHIBIT A

DEFINITIONS

The following definitions shall be in effect under the Plan:

(A) BASE SALARY shall mean the (i) regular base salary paid to a Participant by one or more Participating Corporations during such individual’s period of participation in one or more offering periods under the Plan plus (ii) any pre-tax contributions made by the Participant to any Code Section 401(k) salary deferral plan or any Code Section 125 cafeteria benefit program now or hereafter established by the Company or any Corporate Affiliate. The following items of compensation shall NOT be included in Base Salary: (i) all overtime payments, bonuses, commissions (other than those functioning as base salary equivalents), profit-sharing distributions and other incentive-type payments and (ii) any and all contributions (other than Code Section 401(k) or Code Section 125 contributions) made on the Participant’s behalf by the Company or any Corporate Affiliate under any employee benefit or welfare plan now or hereafter established.

(B) BOARD shall mean the Company’s Board of Directors.

(C) CODE shall mean the Internal Revenue Code of 1986, as amended.

(D) COMMON STOCK shall mean the Company’s common stock.

(E) CORPORATE AFFILIATE shall mean any parent or subsidiary corporation of the Company (as determined in accordance with Code Section 424), whether now existing or subsequently established.

(F) CORPORATE TRANSACTION shall mean either of the following stockholder-approved transactions to which the Company is a party:

(i) a merger, consolidation or other transaction in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or

(ii) the sale, transfer or other disposition of all or substantially all of the assets of the Company in complete liquidation or dissolution of the Company.

(G) COMPANY shall mean QuadraMed Corporation, a Delaware corporation, and any corporate successor to all or substantially all of the assets or voting stock of QuadraMed Corporation which shall by appropriate action adopt the Plan.

(H) EFFECTIVE TIME shall mean September 1, 2008. Any Corporate Affiliate that becomes a Participating Corporation after such Effective Time shall designate a subsequent Effective Time with respect to its employee-Participants.

(I) ELIGIBLE EMPLOYEE shall mean any person who is employed by a Participating Corporation on a basis under which he or she is regularly expected to render more than twenty (20) hours of service per week for more than five (5) months per calendar year for earnings considered wages under Code Section 3401(a).

(J) ENTRY DATE shall mean the date an Eligible Employee first commences participation in the offering period in effect under the Plan. The earliest Entry Date under the Plan shall be the Effective Time.

(K) FAIR MARKET VALUE per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

(i) If the Common Stock is at the time traded on a Stock Exchange, the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

(ii) For purposes of the Initial Offering Period, the Fair Market Value shall be deemed to be equal to the closing selling price per share at which the Common Stock is sold on the first business day of the Initial Offering Period on such date on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock.

(L) 1933 ACT shall mean the Securities Act of 1933, as amended.

(M) PARTICIPANT shall mean any Eligible Employee of a Participating Corporation who is actively participating in the Plan.

(N) PARTICIPATING CORPORATION shall mean the Company and such Corporate Affiliate or Affiliates as may be authorized from time to time by the Board to extend the benefits of the Plan to their Eligible Employees.

(O) PLAN shall mean the Company’s 2008 Employee Stock Purchase Plan, as set forth in this document.

(P) PLAN ADMINISTRATOR shall mean the committee of two (2) or more Board members appointed by the Board to administer the Plan.

(Q) PURCHASE DATE shall mean the last business day of each Purchase Interval.

(R) PURCHASE INTERVAL shall mean each successive six (6) month period within the offering period at the end of which there shall be purchased shares of Common Stock on behalf of each Participant.

(S) SEMI-ANNUAL ENTRY DATE shall mean the first business day in March and September each year on which an Eligible Employee may first enter an offering period.

(T) STOCK EXCHANGE shall mean the NASDAQ Stock Exchange, American Stock Exchange or the New York Stock Exchange.

QUADRAMED CORPORATION

2008 EMPLOYEE STOCK PURCHASE PLAN (“ESPP”)

ENROLLMENT/CHANGE FORM

SECTION 1: ACTION		Complete Sections:

☐	New Enrollment	2, 3, 7 and sign attached Stock Purchase Agreement

☐	Change Payroll Deductions	2, 4, 7

☐	Terminate Payroll Deductions	2, 5, 7

☐	Leave of Absence	2, 6, 7

SECTION 2: PERSONNEL

Name
	Last	First	MI	Dept. DATA
Home Address
Street

	City		State	Zip Code

Social Security #:	– –

SECTION 3: NEW ENROLLMENT

Effective with the Purchase Interval Beginning:	Payroll Deduction Amount:

☐ March 1,	% of base salary* (a maximum of 10% of base salary)

☐ September 1,

☐ Initial Offering Period—September 1, 2008

SECTION 4: CHANGE IN DEDUCTIONS

Effective with the Pay Period Beginning:	Month, Day and Year

I authorize the following new level of payroll deductions:            % of base salary*

* Must be a multiple of 1% up to a maximum of 10% of base salary

NOTE: You may reduce your rate of payroll deductions once per purchase interval to become effective as soon as possible following the filing of the change form. You may also increase your rate of payroll deductions to become effective as of the start date of the next purchase interval.

SECTION 5: TERMINATION OF DEDUCTIONS

Effective with the Pay Period Beginning:	Month, Day and Year

Your election to terminate your payroll deductions for the balance of the offering period cannot be changed, and you may not rejoin the offering period at a later date. You will not be able to resume participation in the ESPP until a new offering period begins.

In connection with my voluntary termination of payroll deductions, I elect the following action with respect to my ESPP payroll deductions to date in the current six (6)-month purchase interval:

☐	Purchase shares of QuadraMed Corporation at end of the interval

OR

☐	Refund ESPP payroll deductions collected

NOTE: If your employment terminates for any reason or your eligibility status changes (less than 20 hrs/wk or less than 5 months/yr), you will immediately cease to participate in the ESPP, and your ESPP payroll deductions collected in that purchase interval will automatically be refunded to you.

SECTION 6: LEAVE OF ABSENCE

In connection with my unpaid leave of absence, I elect the following action with respect to my ESPP payroll deductions to date in the current purchase interval:

☐	Purchase shares of QuadraMed at end of the interval

OR

☐	Refund ESPP payroll deductions collected

NOTE: If you take an unpaid leave of absence, your payroll deductions will immediately cease. Upon your return to active service, your payroll deductions will automatically resume at the rate in effect for you at the time you went on leave.

SECTION 7: AUTHORIZATION

I hereby authorize the specific action or actions indicated above.

Date	Signature of Employee

QUADRAMED CORPORATION

STOCK PURCHASE AGREEMENT

I hereby elect to participate in the 2008 Employee Stock Purchase Plan (the “ESPP”) effective with the Entry Date specified below, and I hereby subscribe to purchase shares of common stock (“Common Stock”) of QuadraMed Corporation (the “Company”) in accordance with the provisions of this Agreement and the ESPP. I hereby authorize payroll deductions from each of my paychecks following my entry into the ESPP in the 1% multiple of my salary (not to exceed a maximum of 10%) specified in my attached Enrollment Form.

Each offering period is divided into a series of successive purchase intervals. The initial purchase interval is to begin on the first business day of September 2008. Subsequent purchase intervals will each be of six (6) months’ duration and will run from the first business day of March to the last business day of August each year and from the first business day of September each year until the last business of February in the following year. My participation will automatically remain in effect from one offering period to the next in accordance with this Agreement and my payroll deduction authorization, unless I withdraw from the ESPP or change the rate of my payroll deduction or unless my employment status changes. I may reduce the rate of my payroll deductions on one occasion per purchase interval, and I may increase my rate of payroll deduction to become effective at the beginning of any subsequent purchase interval within the offering period.

My payroll deductions will be accumulated for the purchase of shares of the Company’s Common Stock on the last business day of each purchase interval within the offering period. The purchase price per share shall be equal to 85% of the lower of (i) the fair market value per share of Common Stock on my entry date into the offering period or (ii) the fair market value per share on the semi-annual purchase date. I will also be subject to ESPP restrictions (i) limiting the maximum number of shares which I may purchase on any one purchase date to two hundred (200) shares and (ii) prohibiting me from purchasing more than twenty-five thousand dollars ($25,000) worth of Common Stock for each calendar year my purchase right remains outstanding.

I may withdraw from the ESPP at any time prior to the last business day of a purchase interval and elect either to have the Company refund all my payroll deductions for that purchase interval or to have those payroll deductions applied to the purchase of shares of the Company’s Common Stock at the end of such interval. However, I may not rejoin that particular offering period at any later date. Upon the termination of my employment for any reason, including death or disability, or my loss of eligible employee status, my participation in the ESPP will immediately cease and all my payroll deductions for the purchase interval in which my employment terminates or my loss of eligibility occurs will automatically be refunded.

If I take an unpaid leave of absence, my payroll deductions will immediately cease, and any payroll deductions for the purchase interval in which my leave begins will, at my election, either be refunded or applied to the purchase of shares of Common Stock at the end of that purchase interval. Upon my return to active service, my payroll deductions will automatically resume at the rate in effect when my leave began.

Shares purchased on my behalf at the end of each purchase interval will automatically be electronically deposited in book-entry form in a brokerage account that the Company will open on my behalf. I will notify the Company of any sale or disposition of my ESPP shares, and I will satisfy all applicable income and employment tax withholding requirements at the time of such sale or disposition.

The Company has the right, exercisable in its sole discretion, to amend or terminate the ESPP at any time. Should the Company elect to terminate the ESPP, I will have no further rights to purchase shares of Common Stock pursuant to this Agreement; however, all my payroll deductions for the purchase interval in which the ESPP is terminated will automatically be refunded.

I have received a copy of the official Plan Prospectus summarizing the major features of the ESPP. I have read this Agreement and the Prospectus and hereby agree to be bound by the terms of both this Agreement and the ESPP. The effectiveness of this Agreement is dependent upon my eligibility to participate in the ESPP.

Date:	Signature of Employee

Entry Date:	Printed Name:

DIRECTIONS TO QUADRAMED 2009 ANNUAL MEETING OF STOCKHOLDERS

Directions to 12110 Sunset Hills Road, Reston, VA 20190

(703) 709-2300

DIRECTIONS	Directions from Dulles Airport	DISTANCE
1	Start going towards the AIRPORT EXIT on DULLES AIRPORT ACCESS RD	0.1

2	Take the VA-267 EAST/12-13-14 ramp towards RESTON PKWY/WIEHLE AVE/HUNTER MILL RD	1.3

3	Take the exit towards FAIRFAX COUNTY PKWY/HERNDON MONROE, exit number 11	0.1

4	Take the VA-7100 NORTH exit towards FAIRFAX COUNTY PKY	0.0

5	Turn Left onto FAIRFAX COUNTY PKY	0.5

6	Take the exit towards SUNSET HILLS RD EASTBOUND ONLY	0.0

7	Bear Right onto SUNSET HILLS RD	0.4

8	Turn Left at 12110 SUNSET HILLS RD	0.0

9	Arrive at destination

DIRECTIONS	Directions from Washington Reagan National Airport	DISTANCE
1	Start going towards the AIRPORT EXIT on B C ARRIVALS/BAG CLAIM	0.2

2	Continue on AIRPORT EXIT	0.3

3	Merge on GEORGE WASHINGTON MEMORIAL PKY NORTH towards GW PARKWAY NORTH	1.2

4	Follow the ramp to RICHMOND (I-66 W)/I-395 SOUTH/US-1 SOUTH	0.6

5	Take the ROSSLYN (I-66 W)/VA-110 NORTH exit towards JEFFERSON DAVIS HWY, exit number 9A	0.0

6	Continue onto JEFFERSON DAVIS HWY	2.1

7	Take the I-66 WEST ramp towards FRONT ROYAL/DULLES AIRPORT	7.6

8	Follow the ramp to DULLES AIRPORT (I-495 N) towards BALTIMORE	10.9

9	Take the exit towards RESTON PKWY, exit number 12	0.0

10	Bear Right onto RESTON PKY	0.1

11	Turn Left on SUNSET HILLS RD	0.5

12	Turn Right at 12110 SUNSET HILLS RD

13	Arrive at destination

QuadraMed
Quality Care. Financial Health.

000004

MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
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C123456789

000000000.000000 ext 000000000.000000 ext
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Annual Meeting Proxy Card

1. Election of Directors:

+

B Non-Voting Items

Change of Address — Please print new address below.

Please sign exactly as name or names appear hereon, including the title "Executor," "Guardian," etc. if the same is indicated. When joint names appear, both should sign. If stock is held by a corporation, this proxy should be executed by a proper officer thereof, whose title should be given.

Date (mm/dd/yyyy) — Please print date below. / /

Signature 1 — Please keep signature within the box.

Signature 2 — Please keep signature within the box.

C 1234567890 J N T

+

<STOCK#> 011UVB

Quadramed. Quality Care. Financial Health. . NNNNNNNNNNNN NNNNNNNNNNNNNNN C123456789 000004 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext MR A SAMPLE DESIGNATION (IF ANY) 000000000.000000 ext 000000000.000000 ext ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 NNNNNNNNN ADD 6 Using a black ink pen, mark your votes with an X as shown in X this example. Please do not write outside the designated areas. Annual Meeting Proxy Card 3 PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. 3 A Proposals - The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2 - 4. 1. Election of Directors: For Withhold For Withhold For Withhold + 01 - Robert L. Pevenstein 02 - Julian A. L. Allen 03 - Lawrence P. English 04 - William K. Jurika 05 - Robert W. Miller 06 - James E. Peebles For Against Abstain For Against Abstain 2. Approve and ratify the adoption of the QuadraMed 3. Approve Corporation and 2008 ratify Employee the adoption Stock of the Purchase QuadraMed Plan. Corporation 2009 Stock Compensation Plan. 4. Approve Registered BDO Public Seidman, Accounting LLP as Firm QuadraMed’s for the fiscal Independent year ending December 31, 2009. B Non-Voting Items Change of Address - Please print new address below. C Authorized Signatures - This section must be completed for your vote to be counted. - Date and Sign Below corporation, Please sign exactly this proxy as should name or be names executed appear by a hereon, proper officer including thereof, the title whose “Executor,” title should “Guardian,” be given. etc. if the same is indicated. When joint names appear, both should sign. If stock is held by a Date (mm/dd/yyyy) - Please print date below. Signature 1 - Please keep signature within the box. Signature 2 - Please keep signature within the box. C 1234567890 J N T MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND NNNNNNN6 3 A V 0 2 1 7 6 8 1 MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND + <STOCK#> 011UVB

_ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. _

Notice of 2009 Annual Meeting of Stockholders - June 4, 2009

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF QUADRAMED CORPORATION

The undersigned revokes all previous proxies, acknowledges receipt of the Notice of the Annual Meeting of Stockholders to be held on June 4, 2009 and the Proxy Statement and appoints David L. Piazza and Edward B. Borris, and each of them, the attorneys and proxies of the undersigned, each with full power of substitution, to vote all the shares of common stock of QuadraMed Corporation (QuadraMed) that the undersigned is entitled to vote, either on his or her own behalf or on behalf of any entity or entities, at the 2009 Annual Meeting of Stockholders to be held at QuadraMed’s offices located at

12110 Sunset Hills Road, Suite 600, Reston, Virginia 20190, and at any adjournment or postponements thereof, with the same force and effect as the undersigned might or could do if personally present thereat. The shares represented by this proxy shall be voted in the manner set forth on the reverse side of this card.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE DIRECTORS LISTED ON THE

REVERSE SIDE AND A VOTE FOR EACH OF THE LISTED PROPOSALS. IF NO INSTRUCTION TO THE CONTRARY IS INDICATED, THIS PROXY

WILL BE VOTED “FOR” PROPOSALS 1, 2, 3 AND 4 AND, IN THE DISCRETION OF THE PROXIES, UPON SUCH OTHER BUSINESS AS MAY

PROPERLY COME BEFORE THE MEETING.

(Items to be voted appear on reverse side.)

SIGN, DATE AND PROMPTLY RETURN THIS PROXY CARD USING THE ENCLOSED ENVELOPE.

.

Proxy - QuadraMed Corporation